             As filed with the Securities and Exchange Commission

                                on March 4, 1996


                                                       Registration No. 33-56094
                                                                        811-7428

________________________________________________________________________________
________________________________________________________________________________
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               __________________

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                         PRE-EFFECTIVE AMENDMENT NO. __                      [ ]
                         POST-EFFECTIVE AMENDMENT NO. 28                     [X]

                                     AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]
                                AMENDMENT NO. 30


                        (Check appropriate box or boxes)
                               __________________

                         NICHOLAS-APPLEGATE MUTUAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

                          600 WEST BROADWAY, 30TH FLOOR
                           SAN DIEGO, CALIFORNIA 92101
          (Address of Principal Executive Offices, including Zip Code)

                               ARTHUR E. NICHOLAS
                    C/O NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
                          600 WEST BROADWAY, 30TH FLOOR
                           SAN DIEGO, CALIFORNIA 92101
                     (Name and Address of Agent for Service)

                           COPY TO:  ROBERT E. CARLSON
                        PAUL, HASTINGS, JANOFSKY & WALKER
                      555 S. FLOWER STREET, TWENTIETH FLOOR
                          LOS ANGELES, CALIFORNIA 90071
                               __________________

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                AS SOON AS PRACTICABLE FOLLOWING EFFECTIVE DATE.
                               __________________


     [X]  immediately upon filing pursuant to paragraph (b)
     [ ]  on ______________ pursuant to paragraph (b)
     [ ]  60 days after filing pursuant to paragraph (a)(i)
     [ ]  on ____________ pursuant to paragraph (a)(i)
     [ ]  75 days after filing pursuant to paragraph (a)(ii)
     [ ]  on    (date)    pursuant to paragraph (a)(ii), of Rule 485
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment


     Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has registered an indefinite number of shares by this Registration Statement. Registrant filed a Notice under such Rule for its fiscal year ended March 31, 1995 on May 27, 1995. This Registration Statement has been executed by the trustees and principal officers of the Registrant and of Nicholas-Applegate Investment Trust.

                               __________________


                                                 CROSS REFERENCE SHEET
                                               (AS REQUIRED BY RULE 495)

N-1A ITEM NO.                                                                             LOCATION
_____________                                                                             ________
PART A
Item  1. Cover Page. . . . . . . . . . . . . . . . . . . . . . . . . . . .      Cover Page

Item  2. Synopsis. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Summary of Expenses; Prospectus
                                                                                Summary

Item  3. Condensed Financial Information . . . . . . . . . . . . . . . . .      Financial Highlights

Item  4. General Description of Registrant . . . . . . . . . . . . . . . .      Cover Page; Prospectus Summary;
                                                                                Investment Objectives and Policies;
                                                                                Organization and Management; Appendix

Item  5. Management of Fund. . . . . . . . . . . . . . . . . . . . . . . .      Organization and Management

Item  6. Capital Stock and Other Securities. . . . . . . . . . . . . . . .      Dividends, Distributions and Taxes;
                                                                                Purchasing Shares

Item  7. Purchase of Securities Being Offered. . . . . . . . . . . . . . .      Purchasing Shares; Reducing Your Sales
                                                                                Charge; Redeeming Shares; Shareholder
                                                                                Services

Item  8. Redemption of Repurchase. . . . . . . . . . . . . . . . . . . . .      Redeeming Shares; Shareholder Services

Item  9. Pending Legal Proceedings . . . . . . . . . . . . . . . . . . . .      Not Applicable

PART B

Item 10. Cover Page. . . . . . . . . . . . . . . . . . . . . . . . . . . .      Cover Page

Item 11. Table of Contents . . . . . . . . . . . . . . . . . . . . . . . .      Table of Contents

Item 12. General Information and History . . . . . . . . . . . . . . . . .      General Information

Item 13. Investment Objectives and Policies. . . . . . . . . . . . . . . .      Investment Objectives and Policies;
                                                                                Investment Restrictions

Item 14. Management of the Fund. . . . . . . . . . . . . . . . . . . . . .      Trustees and Officers; Administrator;
                                                                                Distributor

Item 15. Control Persons and Principal Holders of Securities . . . . . . .      Principal Holders of Securities

Item 16. Investment Advisory and Other Services. . . . . . . . . . . . . .      Administrator; Investment Adviser;
                                                                                Distributor; Custodian, Transfer and
                                                                                Dividend Disbursing Agent, Independent
                                                                                Accountants and Legal Counsel

Item 17. Brokerage Allocation and Other Practices. . . . . . . . . . . . .      Portfolio Transactions and Brokerage

Item 18. Capital Stock and Other Securities. . . . . . . . . . . . . . . .      Miscellaneous

Item 19. Purchase, Redemption and Pricing of Securities Being Offered. . .      Purchase and Redemption of Portfolio
                                                                                Shares; Shareholder Services

Item 20. Tax Status. . . . . . . . . . . . . . . . . . . . . . . . . . . .      Dividends, Distributions and Taxes

Item 21. Underwriters. . . . . . . . . . . . . . . . . . . . . . . . . . .      Distributor

Item 22. Calculation of Performance Data . . . . . . . . . . . . . . . . .      Performance Information

Item 23. Financial Statements. . . . . . . . . . . . . . . . . . . . . . .      Financial Statements


PART C
     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to the Registration Statement.

             NICHOLAS--APPLEGATE-REGISTERED TRADEMARK- MUTUAL FUNDS


-------------------------------------------------
                         DOMESTIC QUALIFIED PORTFOLIOS

                                   PROSPECTUS

Nicholas-Applegate Mutual Funds is an open-end management investment company comprised of a number of diversified investment portfolios, including the five diversified portfolios ("Portfolios") offered hereby. The Portfolios provide a broad range of domestic investment opportunities which are suitable for different investors. They are offered to certain qualified retirement plans, tax-exempt and other institutional investors, and financial institutions.

   Each Portfolio, unlike many other investment companies which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its assets in a corresponding series ("Fund") of Nicholas-Applegate Investment Trust, which has the same objective as the Portfolio. The Funds in turn invest their assets, including those of the Portfolios, in portfolio securities. Accordingly, the investment experience of each Portfolio will correspond directly with the investment experience of the related Fund. Investors should carefully consider this investment approach. See "Investment Objectives, Policies and Risk Considerations-- Special Considerations Regarding Master/Feeder Structure," page 9, for additional information regarding this unique structure. There can be no assurance that any Portfolio or Fund will achieve its investment objective.
--------------------------------------------------------------------------------
Core Growth Qualified Portfolio seeks to maximize long-term capital appreciation. It invests in the Nicholas-Applegate Core Growth Fund, which in turn invests primarily in a diversified portfolio of common stocks of U.S. companies with middle market capitalizations and above (generally above $500 million).
Emerging Growth Qualified Portfolio seeks to maximize long-term capital appreciation. It invests in the Nicholas-Applegate Emerging Growth Fund, which in turn invests primarily in a diversified portfolio of common stocks of U.S. corporations with smaller market capitalizations (e.g., up to $500 million). Income & Growth Qualified Portfolio seeks to maximize total return, consisting of capital appreciation and current income. It invests in the Nicholas-Applegate Income & Growth Fund, which in turn invests primarily in convertible and equity securities of U.S. companies.
Balanced Growth Qualified Portfolio seeks to provide investors with a balance of long-term capital appreciation and current income. It invests in the Nicholas-Applegate Balanced Growth Fund, which in turn invests approximately 60% of its total assets in equity and convertible securities of primarily U.S. companies and 40% of its total assets in debt securities, money market instruments and other short-term investments.
Government Income Qualified Portfolio seeks to maximize current income consistent with prudent investment risk and preservation of capital. It invests in the Nicholas-Applegate Government Income Fund, which in turn invests in intermediate-term debt securities of the U.S. Government and its agencies and instrumentalities.
--------------------------------------------------------------------------------

   Shares of the Portfolios are not bank deposits and are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in a Portfolio involves investment risk, including possible loss of the principal amount invested.

   This Prospectus presents information you should know before investing in any of the Portfolios. It should be retained for future reference. A Statement of Additional Information for the Portfolios dated March 4, 1996 has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. The Statement may be obtained, without charge, by writing to the Trust, P.O. Box 82169, San Diego, California 92138-2169, or by calling
(800) 551-8643. Inquiries regarding any of the Portfolios can also be made by calling (800) 551-8643.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                 March 4, 1996

                        NICHOLAS--APPLEGATE MUTUAL FUNDS

-------------------------------------------------
                         DOMESTIC QUALIFIED PORTFOLIOS

Core Growth Qualified Portfolio
Emerging Growth Qualified Portfolio
Income & Growth Qualified Portfolio
Balanced Growth Qualified Portfolio
Government Income Qualified Portfolio

Table of Contents

Summary of Expenses........................3
Prospectus Summary.........................4
Financial Highlights.......................8
Investment Objectives, Policies and Risk
 Considerations............................9
Organization and Management...............15
Purchasing Shares.........................18
Investor Services.........................20
Redeeming Shares..........................22
Dividends, Distributions and Taxes........23
General Information.......................24
Appendix:
  Investment Policies, Strategies
   and Risks..............................26

--------------------------------------------
No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolios or the Distributor. This Prospectus does not constitute an offer by the Portfolios or the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

--------------------------------------------------------------------------------
SUMMARY OF EXPENSES

This table is designed to help you understand the costs of investing in each of the Portfolios. These are based on the expenses of the Core Growth Qualified Portfolio for its fiscal year ended March 31, 1995, and the expected expenses of the other Portfolios for their first year of operations. Because each Portfolio invests all of its assets in a corresponding Fund, each Portfolio's expenses include its proportionate share of the operating expenses of the corresponding Fund. Actual expenses may be more or less than those shown.

                                                                                                          EMERGING       INCOME &
                                                                                          CORE GROWTH      GROWTH         GROWTH
                                                                                           QUALIFIED      QUALIFIED     QUALIFIED
                                                                                           PORTFOLIO      PORTFOLIO     PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES:
Maximum sales charge on purchases (as a percentage of offering price)                         None          None           None
Sales charge on reinvested dividends                                                          None          None           None
Deferred sales charge (as a percentage of original purchase price or redemption
 proceeds, whichever is lower)                                                                None          None           None
Redemption fee                                                                                None          None           None
Exchange fee                                                                                  None          None           None
-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS:
 (after expense reduction)(1)
Management fees                                                                                 0.75  %       1.00   %       0.75  %
12b-1 expenses                                                                                None          None           None
Shareholder service expenses                                                                    0.25  %       0.25   %       0.25  %
All Other expenses (after expense reduction)(1)                                                 0.25  %       0.25   %       0.25  %
Total operating expenses (after expense reduction)(1)                                           1.25  %       1.50   %       1.25  %

                                                                                            BALANCED       GOVERNMENT
                                                                                             GROWTH          INCOME
                                                                                            QUALIFIED       QUALIFIED
                                                                                            PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES:
Maximum sales charge on purchases (as a percentage of offering price)                         None            None
Sales charge on reinvested dividends                                                          None            None
Deferred sales charge (as a percentage of original purchase price or redemption
 proceeds, whichever is lower)                                                                None            None
Redemption fee                                                                                None            None
Exchange fee                                                                                  None            None
----------------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS:
 (after expense reduction)(1)
Management fees                                                                                  0.75  %        0.40    %
12b-1 expenses                                                                                None            None
Shareholder service expenses                                                                     0.25  %        0.25    %
All Other expenses (after expense reduction)(1)                                                  0.25  %        0.15    %
Total operating expenses (after expense reduction)(1)                                            1.25  %        0.80    %

The Board of Trustees of the Trust believes that the aggregate per share expenses of each Portfolio are no greater than the expenses that the Portfolio would incur if it retained the services of an investment adviser and the assets of the Portfolio were invested directly in the types of securities held by the corresponding Fund. For a detailed description of the expenses of the Portfolios and the Funds in which they invest, see "Organization and Management."
---------------------------
(1)
 The Investment Adviser of the Master Trust has agreed to waive or defer its fees, and to absorb other operating expenses, to ensure that the expenses for each Portfolio (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) will not exceed the following respective percentage of such Portfolio's average net assets on an annual basis through March 31, 1996: Core Growth-1.25%; Emerging Growth-1.50%; Income & Growth-1.25%; Balanced Growth-1.25%. In subsequent years, overall operating expenses for each Portfolio will not fall below the applicable percentage limitation until the Investment Adviser has fully recouped fees deferred or expenses paid by the Investment Adviser under this agreement, as each Portfolio will reimburse the Investment Adviser when operating expenses (before recoupment) for the Portfolio are less than the applicable percentage limitation set forth above. Accordingly, until all such deferred fees or expenses have been recouped by the Investment Adviser, the Portfolio's expenses will be higher, and their yields will be lower, than would otherwise be the case. See "Organization and Management-Expense Limitation." Actual operating expenses for the Core Growth Qualified Portfolio for the fiscal year ended March 31, 1995 were 2.52% of such Portfolios' average net assets. Actual operating expenses for the other Portfolios for the first year of operations are estimated to be the following respective percentages of such Portfolios' average net assets: Emerging Growth-1.80%; Income & Growth-1.55%; Balanced Growth-1.45%; Government Income-1.75%. The various operating expenses of the Portfolios are further described under "Organization and Management."

Example of Portfolio Expenses. The following table illustrates the expenses that an investor would pay on a hypothetical $1,000 investment in each of the Portfolios over various time periods, assuming (1) a 5% annual return and (2) redemption at the end of each time period. The Portfolios charge no redemption fees.

                                             1 Year       3 Years      5 Years     10 Years
---------------------------------------------------------------------------------------------
Core Growth Qualified Portfolio             $      13    $      40    $      69    $     151
Emerging Growth Qualified Portfolio         $      15    $      47    $      82    $     179
Income & Growth Qualified Portfolio         $      13    $      40    $      69    $     151
Balanced Growth Qualified Portfolio         $      13    $      40    $      69    $     151
Government Income Qualified Portfolio       $       8    $      26    $      44    $      99

---------------------------

This Example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under the heading "Annual Portfolio Operating Expenses" in the fee table above remain the same in the years shown.

The Example should not be considered a representation of past or future expenses, and a Portfolio's actual expenses may be more or less than those shown. The hypothetical 5% annual return is used for illustrative purposes only and should not be interpreted as an estimate of a Portfolio's annual return, as there can be no guarantee of a Portfolio's future performance.

--------------------------------------------------------------------------------
PROSPECTUS SUMMARY

Nicholas-Applegate Mutual Funds (the "Trust") is an open-end management investment company comprised of a number of diversified investment portfolios, including the five Qualified Portfolios ("Portfolios") offered hereby. The Portfolios are offered to certain qualified retirement plans and tax-exempt investors.

Investment Objectives. The investment objectives of the Portfolios are described on the front cover of this Prospectus. There can be no assurance that any Portfolio will achieve its investment objective. See "Investment Objectives, Policies and Risk Considerations" and "Appendix: Investment Policies, Strategies and Risks."

Master/Feeder Structure. The Portfolios seek to achieve their respective investment objectives by investing all of their assets in corresponding series ("Funds") of Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified, open-end management investment company. The Funds have the same investment objectives as the Portfolios which invest in them. The Funds, in turn, hold investment securities. Although the "master/feeder" structure employed by the Portfolios to achieve their investment objectives could provide certain efficiencies and economies of scale, it could also have potential adverse effects such as those resulting from large-scale redemptions by other investors of their interests in the Funds, or from the failure by investors of a Portfolio to approve a change in investment objectives and policies that has been approved by the investors of the corresponding Fund. There may also be other investment companies through which you can invest in the Funds which may have higher or lower fees and expenses than those of the Portfolios. See "Investment Objectives, Policies and Risk Considerations-Special Considerations Regarding Master/Feeder Structure."

A Portfolio may cease investing in a corresponding Fund only if the Trust's Board of Trustees determines that this is in the best interests of the Portfolio and its investors, and only with the approval of the Portfolio's investors. In such event the Board of Trustees would consider alternative arrangements such as investing all of the Portfolio's assets in another investment company with the same investment objective as the Portfolio or hiring an investment adviser to manage the Portfolio's assets in accordance with the Portfolio's investment policies. No assurance exists that satisfactory alternative arrangements would be available.

Investment Risks and Considerations. Investment risks and other considerations relevant to the securities in which the Portfolios invest through corresponding Funds are described under "Investment Objectives, Policies and Risk Considerations" and in the Appendix-Investment Policies, Strategies and Risks. They include the following:

The securities of many companies in which the Core Growth, Emerging Growth, Income & Growth and Balanced Growth Funds invest are subject to more volatile market movements than securities of larger, more established companies because the issuers are typically more subject to changes in earnings and prospects. The net asset values of the corresponding Portfolios therefore can be expected to experience above-average fluctuations, as above-average risk is assumed by the Funds in investing in such growth companies in seeking higher than average growth in capital.

The Income & Growth, Balanced Growth and Government Income Funds are each permitted to invest up to 35% of its net assets in zero coupon securities, which may be subject to greater volatility as a result of changes in prevailing interest rates than other debt securites. In addition, the Balanced Growth and Income & Growth Funds are permitted to invest a portion (less than 35%) of their net assets in convertible and debt securities rated below "Baa" by Moody's Investors Service, Inc. ("Moody's"), "BBB-" by Standard & Poor's Corporation ("S&P"), or investment grade by other recognized rating agencies, or in unrated securities of comparable quality, if the Investment Adviser believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings or lack of ratings. Such securities, commonly referred to as "junk bonds," are speculative and subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds. The Funds will in no event purchase debt securities rated below "C" or equivalent by Moody's, S&P or another rating agency, or determined by the Investment Adviser to be of comparable quality. See "Appendix: Investment Policies, Strategies and Risks" and the Statement of Additional Information for a description of these securities and ratings.

Investments by the Funds in securities of foreign companies and governments involve special risks in addition to the usual risks inherent in domestic investments, including fluctuations in foreign exchange rates, political or economic instability in the country of issue, and the possible imposition of exchange controls or other laws or restrictions. Settlement of transactions in foreign markets may be delayed or less frequent than in the U.S., and foreign governments may withhold taxes from dividends and interest paid on securities held by the Funds. There is also likely to be less publicly available information about certain foreign issuers than is available about U.S. companies, and foreign companies are not generally subject to uniform financial reporting standards comparable to those applicable to U.S. companies.


The investment approach of Nicholas-Applegate Capital Management (the "Investment Adviser") results in above-average portfolio turnover for each Fund. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses, and may also result in the realization and distribution to shareholders of net capital gains which are taxable to them as ordinary income for federal tax purposes.


For hedging purposes, certain Funds may purchase or write put and call options on securities and securities indices, and effect transactions in futures contracts and related options on stock indices. These are derivative instruments, whose value derives from the value of an underlying security or index. Risks associated with the use of such instruments include the possibility that the Investment Adviser's forecasts of market values and currency rates of exchange and other factors are not correct; imperfect correlation between the Fund's hedging technique and the asset or liability being hedged; default by the other party to the transaction; and inability to close out a position because of the lack of a liquid market. Investment in such derivative instruments may not be successful, and may reduce the returns and increase the volatility of the Funds. See "Appendix: Investment Policies, Strategies and Risks" in this Prospectus and "Investment Objectives, Policies and Risks" in the Statement of Additional Information.


The Core Growth and Emerging Growth Funds may engage in short sales, which theoretically involve unlimited loss potential and may be considered a speculative technique. See the description of the risks of short sales under "Short Sales" in "Appendix: Investment Policies, Strategies and Risks."


Each Fund may invest up to 15% of its net assets in illiquid securities. All Funds may enter into repurchase agreements and lend their portfolio securities, which involve the risk of loss upon the default of the seller or borrower. The Funds may also borrow money from banks for temporary purposes which, among other things, may require the Funds to sell portfolio securities to meet interest and principal payments at an unfavorable time. See "Illiquid Securities," "Repurchase Agreements," "Securities Lending," and "Borrowing" in "Appendix:
Investment Policies, Strategies and Risks."


Investment Adviser. The Trust has not retained the services of an investment adviser for the Portfolios, as the Portfolios seek to achieve their investment objectives by investing all of their assets in corresponding Funds. Nicholas-Applegate Capital Management serves as investment adviser to the Funds. The Investment Adviser has been in the investment advisory business since 1984 and currently manages over $29 billion of discretionary assets for numerous clients, including employee benefit plans of corporations, public retirement systems and unions, university endowments, foundations and other institutional investors, and individuals.



The Investment Adviser is compensated for its services to the Funds in the form of monthly fees at the following annual rates: for the Emerging Growth Fund-1.00% of the Fund's net assets; for each of the Core Growth, Income & Growth and Balanced Growth Funds-0.75% of the first $500 million of the Fund's net assets, 0.675% of the next $500 million and 0.65% of net assets in excess of $1 billion; for the Government Income Fund, 0.40% of the first $500 million of the Fund's net assets, and 0.35% of net assets in excess of $500 million. The advisory fees paid by most of the Funds are higher than those paid by most other investment companies. See "Organization and Management."


Distributor. Nicholas-Applegate Securities (the "Distributor"), an affiliate of the Investment Adviser, serves as distributor of shares of the Portfolios. The Portfolios pay no distribution or other fees to the Distributor in connection with services it provides. Under a Shareholder Service Plan, the Distributor is reimbursed for shareholder services it provides and for payments made to plan administrators and others for related support and recordkeeping services at an annual rate of up to 0.25% of the Portfolios' net assets. See "Organization and Management."

Administrator, Transfer Agent and Custodian. Investment Company Administration Corporation (the "Administrator") is the administrator for the Trust, with responsibility for managing the daily business operations of the Portfolios, subject to the supervision of the Trust's Board of

Trustees. It also acts as administrator for the Master Trust. PNC Bank (the "Custodian") is the custodian for the Trust and the Master Trust, and State Street Bank and Trust Company (the "Transfer Agent") is the transfer and dividend disbursing agent for the Trust.

Purchase of Shares. Shares of the Portfolios are offered to (i) qualified retirement plans (including employer, association and other group retirement plans), employee benefit trusts, foundations and endowments, (ii) certain financial institutions having sales or service agreements with the Distributor or another broker-dealer or financial institution with respect to sales of shares of the Portfolios, and (iii) "wrap accounts" for the benefit of clients of broker-dealers, financial planners having sales or service agreements with the Distributor or another broker-dealer or financial institution with respect to sales of shares of the Portfolios. Investments by individual participants of qualified retirement plans are made through their plan sponsor or administrator. Purchases may only be made by check or by wiring federal funds to the Transfer Agent. Shares are purchased at the next offering price without any sales charge, after an order is received in proper form by the Transfer Agent or a sub-transfer agent. The minimum initial investment is $250,000 and the minimum subsequent investment is $10,000. The minimum initial and subsequent investments are waived for individual participants of qualified retirement plans. Shares of a Portfolio may also be purchased with securities which are otherwise appropriate for investment by the Portfolio. See "Purchasing Shares."

Investor Services. The following services are provided to investors of a Portfolio for their convenience and flexibility: an automatic investment plan; automatic reinvestment and cross-reinvestment of dividends and capital gains distributions; an exchange privilege; and automatic withdrawals. See "Investor Services." Individual participants of qualified retirement plans should direct inquiries to their plan sponsor or administrator.

Redeeming Shares. Shares of the Portfolios may be redeemed by writing to the Transfer Agent or by telephone if telephone redemption privileges have been established by the plan sponsor. Redemption proceeds will be wired to your bank. Participants of qualified retirement plans must make redemption requests to the plan sponsor or administrator. The price received for Portfolio shares redeemed is at the next determined net asset value after the request is received by the Transfer Agent or a sub-transfer agent, which may be more or less than the purchase price. No contingent deferred sales charge or other fee is imposed on redemptions. See "Redeeming Shares."

Dividends, Distributions and Taxes. The Core Growth and Emerging Growth Portfolios declare and pay annual dividends of net investment income; the Balanced Growth and Income & Growth Portfolios declare and pay quarterly dividends. The Portfolios make distributions at least annually of any net capital gains. All dividends and distributions will be paid in the form of additional shares at net asset value unless cash payment is requested.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


The following financial highlights for the Emerging Growth Qualified Portfolio, Income & Growth Qualified Portfolio, Balanced Growth Qualified Portfolio and Government Income Qualified Portfolio for the period from the commencement of their operations through January 31, 1996, and for the Core Growth Qualified Portfolio for the period from April 1, 1995 through January 31, 1996, have been prepared by the Trust and are not audited. The information should be read in conjunction with the Portfolios' unaudited financial statements and notes thereto, which appear in the Statement of Additional Information.



The following financial highlights for the Emerging Growth Qualified Portfolio have been audited by Coopers & Lybrand L.L.P. with respect to the period from commencement of operations through March 31, 1995. Coopers & Lybrand L.L.P. are independent accountants whose report thereon was unqualified. The information should be read in conjunction with the financial statements and the notes thereto, which appear in the Trust's Annual Report to Shareholders incorporated by reference in the Statement of Additional Information.



                                                    CORE                 EMERGING        INCOME        BALANCED      GOVERNMENT
                                                   GROWTH                 GROWTH        & GROWTH        GROWTH         INCOME
                                                  QUALIFIED             QUALIFIED      QUALIFIED      QUALIFIED      QUALIFIED
                                                  PORTFOLIO             PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
                                          6-30-94 to     4-1-95 to      8-31-95 to     8-31-95 to     8-31-95 to     8-31-95 to
                                           3-31-95*       1-31-96+      1-31-96*+      1-31-96*+      1-31-96*+      1-31-96*+
                                          ----------     ----------     ----------     ----------     ----------     ----------
PER SHARE DATA:
Net asset value, beginning of period          $12.50         $13.66         $12.50         $12.50         $12.50        $12.50
Income from investment operations
  Net investment income (deficit)              (0.02)         (0.05)          0.04           0.05           0.17          0.43
  Net realized and unrealized gains
   (losses) securities and foreign
   currency                                     1.18           4.15           0.37           0.76          (0.15)         0.40
                                          ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                1.16           4.10           0.41           0.81           0.02          0.83
Less distributions
  Dividends from net investment income        --             --             --              (0.07)         (0.09)        (0.23 )
  Distributions from capital gains            --              (0.46)        --             --             --            --
                                          ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                $13.66         $17.30         $12.91         $13.24         $12.43        $13.10
                                          ----------     ----------     ----------     ----------     ----------     ----------
                                          ----------     ----------     ----------     ----------     ----------     ----------
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                   9.28%         30.18%          3.28%          6.47%          0.64%         6.15 %
Ratios/Supplemental Data:
Net assets ($000), end of period              $2,121         $3,743           $158          $.844             $1            $1
Ratio of expenses to average net
 assets**++++                                   1.24%          1.22%          1.49%          1.25%          1.19%         1.10 %
Ratio of net income (deficit) to average
 net assets**++++                              (0.33%)         0.54%         (1.01%)         3.46%          2.39%         5.11 %
Portfolio turnover                             98.09%         97.84%        113.73%        111.51%        111.05%       137.01 %
Average commission rate paid                  --            $0.0592        $0.0521        $0.0596        $0.0587       $0.0000


----------------------------------------------


*Core Growth Qualified Portfolio commenced operation on June 30, 1994. All other
 Portfolios commenced operations on August 31, 1995.


**Annualized.


+Unaudited.


++Net of expense reimbursement equivalent to 1.28%, 1.22%, 52.66%, 18.47%, 2984.78% and 2900.50% of average net assets, respectively.


++Including expenses allocated from the Master Trust Core Growth Fund, Emerging
  Growth Fund, Income & Growth Fund, Balanced Growth Fund and Government Income Fund of 0.89%, 0.90%, 1.11%, 0.95%, 0.95% and 0.63%, net of expense reimbursement (adviser recoupment) equivalent to 0.00%, 0.00%, 0.00%, (0.01%), 0.40% and 2.03% of average net assets of the Funds, respectively.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS


The investment objective and policies of each Portfolio are discussed below and in the "Appendix: Investment Policies, Strategies and Risks."


Special Considerations Regarding Master/Feeder Structure. The Portfolios seek to achieve their investment objectives by investing all of their assets in corresponding Funds, which have the same objectives as the Portfolios. The Funds, in turn, hold investment securities. Accordingly, the investment experience of each Portfolio will correspond directly with the investment experience of the related Fund. For a description of the Funds' objectives, policies, restrictions, management and expenses, see "Investment Objectives, Policies and Risk Considerations" below, the Appendix and "Organization and Management." There can be no assurance that any Portfolio or Fund will achieve its investment objective. Each Portfolio's and Fund's investment objective is a fundamental policy which may not be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio or Fund, respectively, as defined in the Investment Company Act of 1940 (the "Investment Company Act"). Upon any such approval, each Portfolio will provide at least 30 days' written notice to its investors before any change is made to its or the corresponding Fund's investment objective.

There are certain risks to the Portfolios related to the use of the "master/feeder" structure. Such risks include, but are not limited to, the following: Large-scale redemptions by other investment companies of their interests in the corresponding Funds, could have adverse effects, such as lack of portfolio diversity and decreased economies of scale, and could result in the shareholders of a Portfolio, as the remaining investor in the Fund, bearing all the operating costs of the Fund and thus experiencing higher pro rata operating expenses and lower returns than would otherwise be the case. In addition, the total withdrawal by another investment company as an investor in a Fund will cause the Fund to terminate automatically in 120 days, unless the corresponding Portfolio and any other investors in the Fund unanimously agree to continue the business of the Fund. As the Portfolio is required to submit such matters to a vote of its shareholders, it will be required to incur the expenses of shareholder meetings in connection with such withdrawals. If unanimous agreement is not reached to continue the Fund, the Board of Trustees of the Trust would need to consider alternative arrangements for the Portfolio, including investing all of the Portfolio's assets in another investment company with the same investment objective as the Portfolio or hiring an investment adviser to manage the Portfolio's assets in accordance with the investment policies described below and in "Appendix: Investment Policies, Strategies and Risks." The absence of substantial experience with the master/feeder structure could result in accounting or other difficulties. Failure by investors of a Portfolio to approve a change in the investment objective and policies of a Portfolio parallel to a change that has been approved by the investors of the corresponding Fund would require the Portfolio to redeem its shares of the Fund; this could result in a distribution in kind to the Portfolio of the portfolio securities of the Fund (rather than a cash distribution), causing the Portfolio to incur brokerage fees or other transaction costs in converting such securities to cash, reducing the diversification of the Portfolio's investments and adversely affecting its liquidity. Other shareholders in the Funds may have a greater ownership interest in the Funds than the Portfolios' interest, and could thus have effective voting control over the operation of the Funds.

The Trust's Board of Trustees believes that the Portfolios will achieve certain efficiencies and economies of scale through the "master/feeder" structure, and that the aggregate expenses of the Portfolios will be less than if the Portfolios invested directly in the securities held by the Funds. However, other investment companies that offer their shares to the public also may invest all or substantially all of their assets in the Funds. Accordingly, there may be other investment companies through which investors can invest indirectly in the Funds. The fees charged by such other investment companies may be higher or lower than those charged by the Portfolios, which may reflect, among other things, differences in the nature and level of the services and features offered by such companies to their investors. Information about the availability of other investment companies that invest in the Funds can be obtained by calling
(800) 551-8643.

A Portfolio may cease investing in a corresponding Fund only if the Board of Trustees of the Trust determines that such action is in the best interests of the Portfolio and its investors, and only with the approval of the Portfolio's investors. In that event, the Board of Trustees would consider alternative arrangements, including investing all of the Portfolio's assets in another investment company with the same investment objective as the Portfolio or hiring an investment adviser to manage the Portfolio's assets in accordance with the investment policies described below and in "Appendix: Investment Policies, Strategies and Risks."


Core Growth Qualified Portfolio. The Core Growth Portfolio seeks to maximize long-term capital appreciation. It invests all of its assets in the Nicholas-Applegate Core Growth Fund, which has the same investment objective as the Core Growth Portfolio. Assets of the Core Growth Fund are invested primarily in common stocks of U.S. companies the earnings and stock prices of which are expected by the Fund's Investment Adviser to grow faster than the average rate of companies in the Standard & Poor's 500 Stock Price Index. Companies in which the Fund invests are diversified over a cross-section of industries and may be growth companies, cyclical companies or companies believed to be undergoing a basic change in operations or markets which, in the opinion of the Investment Adviser, would result in a significant improvement in earnings. The securities of such companies may be subject to more volatile market movements than securities of larger, more established companies. Although the Fund is not restricted to investments in companies of any particular size, it currently intends to invest primarily in companies with middle market capitalizations and above (generally above $500 million). See "Appendix: Investment Policies, Strategies and Risks" for a discussion of the risks associated with investment in such growth companies.


Under normal market conditions, at least 75% of the Core Growth Fund's total assets will be invested in common stocks. The remainder of the Fund's assets may be invested in preferred and convertible securities issued by similar growth companies, investment grade corporate debt securities, securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and various other securities and instruments described in "Appendix: Investment Policies, Strategies and Risks." The Fund may invest up to 20% of its total assets, directly or indirectly through American Depository Receipts, in securities issued by foreign issuers. See "Appendix: Investment Policies, Strategies and Risks" for a discussion of the risks associated with investment in foreign securities. The debt securities in which the Fund may invest will be rated "Baa" or higher by Moody's, "BBB-" or higher by S&P or equivalent ratings by other recognized rating agencies, or will be unrated if determined by the Investment Adviser to be of comparable quality. These securities are of investment grade, which means that their issuers are believed to have adequate capacity to pay interest and repay principal, although certain of such securities in the lower grades have speculative characteristics, and changes in economic conditions or other circumstances may be more likely to lead to a weakened capacity to pay interest and principal than would be the case with higher rated securities. If the rating of a debt security held by the Fund is downgraded below investment grade, the security will be sold as promptly as practicable. The Fund may also make short sales, which is considered a speculative technique. See "Appendix:
Investment Policies, Strategies and Risks" for a discussion of the risks associated with short sale transactions.


Emerging Growth Qualified Portfolio. The Emerging Growth Portfolio seeks to maximize long-term capital appreciation. The Portfolio invests all of its assets in the Nicholas-Applegate Emerging Growth Fund, which has the same investment objective as the Emerging Growth Portfolio. Assets of the Emerging Growth Fund are invested in the same types of securities as the Core Growth Fund, except that the Fund intends to invest primarily in companies with smaller market capitalizations (e.g., up to $500 million). However, the Fund will not necessarily sell any security held by it if the market capitalization of the issuer increases above $500 million subsequent to purchase. See "Core Growth Qualified Portfolio" above.



Income & Growth Qualified Portfolio. The Income & Growth Portfolio seeks to maximize total return, consisting of capital appreciation and current income. It invests all of its assets in the Nicholas-Applegate Income & Growth Fund, which has the same investment objective as the Income & Growth Portfolio. Assets of the Income & Growth Fund are invested primarily in convertible and equity securities of U.S. companies. Convertible securities are bonds, debentures, corporate notes or preferred stocks which pay interest or dividends and which may be converted into common stock at the option of the holder. Convertible securities provide for participation in the appreciation of the underlying common stock but at a lower level of risk because the yield is higher and the security is senior to the common stock upon liquidation of the issuer.


Under normal market conditions, at least 65% of the Income & Growth Fund's total assets will be invested in convertible securities and in common stocks received upon conversion or exchange of such securities and retained in the Fund's portfolio to permit orderly disposition. Up to 35% of the Fund's total assets may be invested in other securities, including non-convertible equity (common and preferred stocks) and debt securities and securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities. See "Appendix:
Investment Policies, Strategies and Risks" for a description of the various other securities and instruments in which the Fund may invest. The Fund may also invest in Eurodollar convertible securities and American Depository Receipts. See "Appendix: Investment Policies, Strategies and Risks" for a discussion of the risks associated with investment in foreign securities. At all times, a minimum of 25% of the Fund's total assets will be invested in income-producing securities (including convertible securities and debt securities), and a minimum of 25% of the Fund's total assets will be invested in equity securities (including common and preferred stocks).

The issuers of the convertible and equity securities in which the Income & Growth Fund invests will be the same types of growth companies as those in which the Core Growth Fund invests. See "Core Growth Qualified Portfolio" above and the Appendix for a discussion of the risks associated with investment in such growth companies. The Income & Growth Fund's convertible and other debt securities will generally be investment grade securities rated "Baa" or higher by Moody's, "BBB-" or higher by S&P or equivalent ratings by other recognized rating agencies, or will be unrated if determined by the Investment Adviser to be of comparable quality, as described above under "Core Growth Qualified Portfolio." However, a portion (less than 35%) of the Income & Growth Fund's net assets may be invested in debt securities rated below investment grade or in unrated securities of comparable quality if the Investment Adviser believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings or the lack thereof. Debt securities with ratings below "Baa" or "BBB-" or equivalent ratings, commonly referred to as "junk bonds," are speculative and subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds. If the rating of an investment grade security held by the Fund is downgraded, the Investment Adviser will determine whether it is in the best interests of the Fund to continue to hold such security in the investment portfolio. However, if the downgrading of a debt security causes the Fund to retain 35% or more of its net assets in junk bonds, the Fund will sell sufficient principal amount of junk bonds as promptly as practicable to ensure that it does not hold 35% or more of its net assets in such securities. See "Appendix: Investment Policies, Strategies and Risks" for a discussion of the risks associated with investment in junk bonds.


Balanced Growth Qualified Portfolio. The Balanced Growth Portfolio seeks to provide investors with a balance of long-term capital appreciation and current income. It invests all of its assets in the Nicholas-Applegate Balanced Growth Fund, which has the same investment objective as the Balanced Growth Portfolio. Assets of the Balanced Growth Fund are invested in equity securities (common and preferred stocks), convertible securities and warrants primarily of U.S. companies, debt securities (bonds, debentures and notes), money market instruments and other short-term investments and instruments described in "Appendix: Investment Policies, Strategies and Risks." Under normal circumstances, the Fund will allocate approximately 60% of its total assets to equity securities, convertible securities and warrants and approximately 40% to debt securities, money market instruments and other short-term investments and instruments.


Temporary deviations from the Balanced Growth Fund's 60%/40% balance of securities due to market fluctuations in the value of securities or otherwise will be permitted so long as the percentage of equity securities, convertible securities and warrants in the Balanced Growth Fund's investment portfolio is not more than 70% or less than 50% of the value of the Fund's total assets. If the value of the equity securities, convertible securities and warrants in the Balanced Growth Fund's investment portfolio increases above 70% or decreases below 50%, the Fund will effect sales or purchases of certain of its existing investments as promptly as practicable, consistent with maintaining the Portfolio's tax status as a regulated investment company, to restore the 60%/40% ratio. Such a portfolio adjustment may cause the Fund to buy or sell securities at different times than the Investment Adviser would otherwise have made such purchases and sales. Such purchases and sales may also cause the Fund to incur a higher proportion of short-term capital gains than might otherwise be the case.

The issuers of the Balanced Growth Fund's equity investments will be the same types of growth companies as those in which the Core Growth Fund invests. See "Core Growth Qualified Portfolio" above and the Appendix for a discussion of the risks of investment in such growth companies. The debt securities in which the Balanced Growth Fund may invest include debt securities issued by the U.S. Government and its agencies and instrumentalities, and corporate debt securities. The ratings (or in the case of unrated securities, the Investment Adviser's assessment of comparable quality) of the Fund's convertible and other debt securities, and its policies regarding downgraded securities, will be the same as those of the Income & Growth Fund. The Balanced Growth Fund may invest a portion (less than 35%) of its net assets in convertible and debt securities rated below investment grade or in unrated securities of comparable quality. Such securities or "junk bonds" are speculative and subject to greater risk of loss of income and principal than higher rated bonds. See "Income & Growth Qualified Portfolio" above and "Appendix: Investment Policies, Strategies and Risks" for a discussion of the risks associated with investment in junk bonds.

Government Income Qualified Portfolio. The Government Income Portfolio seeks to maximize current income consistent with prudent investment risk and preservation of capital. The Portfolio invests all of its assets in the Nicholas-Applegate Government Income Fund, which has the same investment objective as the Government Income Portfolio. The assets of the Government Income Fund are invested primarily in investment grade, intermediate-term debt securities of the U.S. Government and its agencies and instrumentalities. Such securities are of varying maturities, with a weighted average portfolio duration (expected life) from three to six years. The Fund may invest in direct obligations of the United States (such as Treasury bills, notes and bonds, which are supported by the full faith and credit of the United States) and obligations (including mortgage-related securities) issued or guaranteed by agencies and instrumentalities of the U.S. Government that are established under an act of Congress. These agencies and instrumentalities may include, but are not limited to, the Government National Mortgage Association, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Federal Farm Credit Banks, Federal Home Loan Banks, and Resolution Funding Corporation. Under normal market conditions, at least 75% of the total assets of the Fund will be invested in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. The remainder of the Fund's assets may be invested in mortgage-related securities (including collateralized mortgage obligations), investment grade debt securities, short-term investments and other securities and instruments described in "Appendix: Investment Policies, Strategies and Risks."


Although the Government Income Fund invests primarily in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, the value of the Fund's and Portfolios' shares and their current yields will fluctuate and are not guaranteed by the U.S. Government. The market value of the debt securities in which the Fund will invest is generally affected by changes in the level of interest rates. An increase in interest rates will tend to reduce their market value, and a decline in interest rates will tend to increase their value. The magnitude of these changes will be greater for securities with longer remaining maturities than those with shorter maturities. Generally, the longer the maturity of a debt security, the higher its yield and the greater its price volatility. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

Duration is one of the fundamental tools used by the Investment Adviser in the selection of securities for the Government Income Fund. Developed as a more precise alternative to the concept of "term to maturity," duration is a measure of the expected life of a debt security on a present value basis and is an indicator of a security's price volatility and risk associated with changes in interest rates. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. It takes the length of the time intervals between the present time and the time that interest and principal payments are scheduled and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security. For example, the maturity of a coupon bond with a three-year duration is approximately 3.5 years, and the maturity of a coupon bond with a six-year duration is approximately nine years. In some situations the standard duration calculation does not properly reflect the interest rate exposure of a security, such as in the case of mortgage pass-through securities. In such instances, the Investment Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

Investment Techniques and Processes. The focus of the Investment Adviser's investment program is growth over time. In making decisions with respect to equity securities for the Funds, the Investment Adviser uses a proprietary investment methodology which is designed to capture positive change at an early stage. It adheres rigorously to this methodology, and applies it to various segments of the capital markets, domestically and internationally. This methodology consists of investment techniques and processes designed to identify companies with attractive earnings and dividend growth potential and to evaluate their investment prospects. These techniques and processes include relationships with an extensive network of brokerage and research firms located throughout the world; computer-assisted fundamental analysis of thousands of domestic and foreign companies; established criteria for the purchase and sale of individual securities; portfolio structuring and rebalancing guidelines; securities trading techniques; and continual monitoring and reevaluation of all holdings with a view to maintaining the most attractive mix of investments. The Investment Adviser collects data on approximately 26,000 companies in 35 countries (adjusting for reporting and accounting differences). There can be no assurance that use of the proprietary investment methodology will be successful.

The decision to invest assets of a Fund in any particular debt security will be based on such factors as the Investment Adviser's analysis of the effect of the yield to maturity of the security on the average yield to maturity of the total debt security portfolio of the Fund, the Investment Adviser's assessment of the credit quality of the issuer and other factors the Investment Adviser deems relevant. In managing the Funds' debt security investments, the Investment Adviser seeks to capture major moves in interest rates and utilizes a proprietary model to identify interest rate trends in the bond market. There can be no assurance that use of these techniques will be successful.

Investment Policies, Strategies and Risks. The Appendix and the Statement of Additional Information describe certain investment securities and techniques of the Funds, and the associated risks. These include short-term investments in cash and cash equivalents; investment in sovereign debt securities of U.S. and foreign governments and their agencies and instrumentalities; floating and variable rate demand notes and bonds; non-convertible corporate debt securities; convertible securities and warrants; closed-end country funds; depository receipts; over-the-counter securities; when-issued securities and firm commitment agreements; foreign exchange contracts; put and call options on securities; stock index futures contracts; repurchase agreements; illiquid securities; securities lending; and borrowing.

Investment Restrictions. Each Portfolio and Fund is subject to certain investment restrictions which constitute fundamental policies. Fundamental policies may not be changed without the approval of the holders of a majority of the outstanding shares of the affected Portfolio or Fund, respectively, as defined in the Investment Company Act. An investment policy or restriction which is not described as fundamental in this Prospectus or the Statement of Additional Information may be changed or modified by the Board of Trustees of the Trust or Master Trust, as the case may be, without shareholder approval.

Certain of the investment restrictions which are fundamental policies are set forth below. Additional investment restrictions are discussed in the Appendix and Statement of Additional Information.

1. No Portfolio or Fund may invest more than 5% of its total assets in the securities of any one issuer. However, up to 25% of a Portfolio's or Fund's total assets may be invested without regard to this limitation, and this limitation does not apply to investments in securities of the U.S. Government or its agencies and instrumentalities.

2. No Portfolio or Fund may purchase more than 10% of the outstanding voting securities of any one issuer, or purchase the securities of any issuer for the purpose of exercising control.

3. No Portfolio or Fund may invest 25% or more of its total assets in any one particular industry; however, this restriction does not apply to the securities of the U.S. Government, its agencies and instrumentalities.

4. No Portfolio or Fund may make loans of its portfolio securities in an aggregate amount exceeding 30% of the value of its total assets, or borrow money (except from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions and in an aggregate amount not exceeding 20% of the value of its total assets).

5. No Portfolio or Fund may invest more than 15% of its net assets in illiquid securities.

The investment restrictions described above do not apply to an investment by a Portfolio of all of its assets in a corresponding Fund.


Portfolio Turnover. The Investment Adviser's investment approach results in above-average portfolio turnover for each Fund as the Investment Adviser sells portfolio securities when it believes the reasons for their initial purchase are no longer valid or when it believes that the sale of a security owned by a Fund and the purchase of another security of better value can enhance principal or increase income. A security may also be sold to avoid a prospective decline in market value or purchased in anticipation of a market rise. Although it is not possible to predict future portfolio turnover rates accurately, and such rates may vary greatly from year to year, the Investment Adviser anticipates that the annual portfolio turnover rate for each Fund may be up to 200%, which is substantially greater than that of many other investment companies. A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage commission expenses, which will be borne directly by the Funds and ultimately by the investors of the corresponding Portfolios. High portfolio turnover may also result in the realization of substantial net capital gains, and any distributions derived from such gains may be ordinary income for federal tax purposes.


--------------------------------------------------------------------------------
ORGANIZATION AND MANAGEMENT


Organization. Each Portfolio is a series of Nicholas-Applegate Mutual Funds, a Delaware business trust. The Board of Trustees of the Trust, in addition to reviewing the actions of the Trust's Administrator and Distributor, as set forth below, decides upon matters of general policy with respect to each Portfolio. See "General Information". The trustees and officers of the Trust and of the Master Trust are described in the Statement of Additional Information. None of the disinterested trustees of the Trust are the same individuals as the disinterested trustees of the Master Trust.

Investment Adviser. The Trust has not retained the services of an investment adviser for the Portfolios, as the Portfolios seek to achieve their investment objectives by investing all of their assets in corresponding Funds. Nicholas-Applegate Capital Management, 600 West Broadway, 30th Floor, San Diego, California 92101, serves as the Investment Adviser to the Funds. The Investment Adviser currently manages over $29 billion of discretionary assets for numerous clients, including employee benefit plans of corporations, public retirement systems and unions, university endowments, foundations and other institutional investors, and individuals. The Investment Adviser was organized in 1984 as a California limited partnership. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership controlled by Arthur E. Nicholas. He and 14 other partners manage a staff of approximately 300 employees.


As compensation for the services it provides, the Investment Adviser receives a monthly fee at the following annual rates: for the Emerging Growth Fund, 1.0% of the Fund's net assets; for each of the Core Growth Fund, Income & Growth Fund and Balanced Growth Fund, 0.75% of the first $500 million of the Fund's net assets, 0.675% of the next $500 million of net assets, and 0.65% of net assets in excess of $1 billion; for the Government Income Fund, 0.40% of the first $500 million of the Fund's net assets, and 0.35% of net assets in excess of $500 million. The advisory fees paid by the Funds are higher than those paid by most other investment companies.

For the fiscal year ended March 31, 1995, the Investment Adviser received fees from the Core Growth Fund equal to 0.75% of the Portfolio's average net assets, after the reimbursements referred to under "Expense Limitation."


The Funds have been managed since inception under the general supervision of Mr. Nicholas, who has been the Chief Investment Officer of the Investment Adviser since its organization. In addition, since December 1995, John D. Wylie, as Chief Investment Officer-Retail, is also responsible for general oversight of the Funds' portfolios. The following persons are primarily responsible for the Investment Adviser's day-to-day management of the Funds' portfolios; except as otherwise indicated, each of them has been primarily responsible since the Funds began operation: Core Growth Fund -- John C. Marshall, Jr.; Emerging Growth Fund -- Catherine Somhegyi; Income & Growth Fund -- John D. Wylie; Balanced Growth Fund -- John D. Wylie and (since March 1994) the Investment Adviser's systems-driven global management team headed by Lawrence S. Speidell; Government Income Fund -- John D. Wylie. Messrs. Wylie and Marshall and Ms. Somhegyi have managed similar accounts for the Investment Adviser for more than the last five years. Mr. Speidell has been a portfolio manager with the Investment Adviser since March 1994; from 1983 until he joined the Investment Adviser, he was an institutional portfolio manager with Batterymarch Financial Management.


Administrator. Investment Company Administration Corporation, a Delaware corporation, is the Administrator of each Portfolio. Pursuant to an Administration Agreement with the Trust, and subject to the supervision of the Board of Trustees of the Trust, the Administrator supervises the overall administration of the Trust. Its responsibilities include preparing and filing all documents required for compliance by the Trust with applicable laws and regulations, arranging for the maintenance of books and records of the Trust and supervision of other organizations that provide services to the Trust. Certain officers of the Trust are also provided by the Administrator. For the services it provides to the Trust, the Administrator receives an annual fee of between $5,000 and $35,000 for each of the groups of portfolios of the Trust investing in the various series of the Master Trust; the fee is allocated among various series of the Trust, including the Portfolios, in accordance with relative net asset values. The

Administrator provides similar services as the administrator of the Master Trust, subject to the supervision of its Board of Trustees, and is compensated separately for the services rendered to each Fund at an annual rate of approximately 0.02% of the average daily net assets of the Fund.

Expense Limitation. To limit the expenses of each Portfolio, the Investment Adviser has agreed to defer its fees, and to absorb the other operating expenses of each Portfolio, to ensure that the expenses of each Portfolio (excluding interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses, but including such Portfolio's proportionate share of the corresponding Fund's similar operating expenses) do not exceed the following respective percentage of such Portfolio's average net assets on an annual basis through March 31, 1996 or any lower expense limitation imposed by any state during any fiscal period: Core Growth-1.25%; Emerging Growth-1.50%; Income & Growth-1.25%; Balanced Growth-1.25%; Government Income--0.80%. Each Portfolio will reimburse the Investment Adviser for fees deferred or other expenses paid by the Investment Adviser pursuant to this agreement in later years in which operating expenses for the Portfolio are less than the applicable percentage limitation set forth above for any such year. No interest, carrying or finance charge will be paid by a Portfolio with respect to any amounts representing fees deferred or other expenses paid by the Investment Adviser. In addition, no Portfolio or Fund will be required to repay any unreimbursed amounts to the Investment Adviser upon termination of its Investment Advisory Agreement with the Master Trust.

For the fiscal year ended March 31, 1995, the Core Growth Portfolio's total expenses were 1.24% of its average net assets, after reimbursements of 1.28% of average net assets.

Distributor. Nicholas-Applegate Securities, 600 West Broadway, 30th Floor, San Diego, California 92101, a California limited partnership, serves as the Distributor of shares of each Portfolio. The general partner of the Distributor is Nicholas-Applegate Capital Management Holdings, L.P. and its limited partner is the Investment Adviser.

The Trust has adopted a Shareholder Service Plan under which the Portfolios reimburse the Distributor for shareholder expenses actually incurred with respect to shares of the Portfolios. Under the Shareholder Service Plan, which is a "reimbursement" plan, the Portfolios pay the Distributor an annual fee of up to 0.25% of the Portfolios' average daily net assets as reimbursement for certain expenses actually incurred in connection with shareholder services provided by the Distributor and payments to plan administrators and others for the provision of such services. Support services with respect to the beneficial owners of the Portfolios' shares include establishing and maintaining accounts and records relating to clients of plan administrators and others who invest in the Portfolios' shares, preparing tax reports, assisting clients in processing exchange and redemption requests and account designations, and responding to client inquiries concerning their investments. If in any month the Distributor is due more monies for shareholder services than are immediately payable because of the expense limitations under the Shareholder Service Plan, the unpaid amount is carried forward from month to month while the Shareholder Service Plan is in effect until such time when it may be paid. However, no carried forward amount will be payable beyond the fiscal year during which the amounts were incurred, and no interest, carrying or other finance charge is borne by the Portfolios with respect to any amount carried forward.

Custodian and Transfer and Dividend Disbursing Agent. PNC Bank, Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania, 19113, serves as Custodian for the Portfolios and the Funds. PFPC Inc., an affiliate of the Custodian, provides accounting services to the Portfolios and the Funds. State Street Bank and Trust Company, Mutual Funds Division, Nicholas-Applegate, 2 Heritage Drive, 7th Floor, North Quincy, Massachusetts 02171, is the Transfer Agent and the Dividend Disbursing Agent for the Portfolios.

Portfolio Transactions and Brokerage. The Investment Adviser is responsible for the Funds' portfolio transactions and the allocation of the brokerage business. In executing such transactions, the Investment Adviser seeks to obtain the best price and execution for the Funds. Subject to obtaining the best price and execution, the Investment Adviser may effect transactions through brokers who sell shares of the Portfolios or provide research services to the Investment Adviser, which may result in the payment of higher commissions than those charged by other brokers. However, the selection of such brokers will be made in accordance with Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) requires the Investment Adviser to make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Investment Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion.

--------------------------------------------------------------------------------
PURCHASING SHARES


How to Purchase Shares. Shares of the Portfolios are offered to (i) qualified retirement plans (including employer, association and other group retirement plans), employee benefit trusts, foundations and endowments, (ii) certain financial institutions having sales or service agreements with the Distributor or another broker-dealer or financial institution with respect to sales of shares of the Portfolios, (iii) "wrap accounts" for the benefit of clients of broker-dealers, financial planners having sales or service agreements with the Distributor or another broker-dealer or financial institution with respect to sales of shares of the Portfolios, and (iv) certain other persons determined from time to time by the Distributor.



Investments by individual participants of qualified retirement plans are made through their plan sponsor or administrator, who is responsible for transmitting all orders for the purchase, redemption and exchange of Portfolio shares. The availability of an investment by a plan participant in the Portfolios, and the procedures for investing, depend upon the provisions of the qualified retirement plan and whether the plan sponsor or administrator has contracted with the Trust or the Transfer Agent for special processing services, including subaccounting. Other institutions and eligible purchasers must arrange for services through the Transfer Agent or Distributor by calling (800) 551-8042.


Shares of the Portfolios may be purchased at net asset value without a sales charge. The minimum initial investment is $250,000 and the minimum subsequent investment is $10,000. The minimum initial and subsequent investments are waived for individual participants of qualified retirement plans, and may be waived from time to time by the Distributor for other investors. Shares of a Portfolio may also be purchased with securities which are otherwise appropriate for investment by the Portfolio. Shares will be purchased for a participant of a qualified retirement plan only upon receipt by the plan's recordkeeper of the participant's funds accompanied by the information necessary to determine the proper share allocation for the participant.

An account may be opened by completing and signing an account application and sending it to the address indicated on the application. Account applications can be obtained from the Distributor or Transfer Agent. Individual participants of qualified retirement plans can obtain an account application from their plan sponsor or administrator. Plan sponsors and administrators will be responsible for forwarding to the Transfer Agent all relevant information and account applications for plan participants.

The Distributor also offers shares of the Trust's Institutional Portfolio series to qualified retirement programs with total plan assets in excess of $50 million and certain other taxable and tax-exempt investors. The Institutional Portfolios have no shareholder service plan, and investors must make separate arrangements with administrators or others for services provided pursuant to such plans. Information about the Trust's Institutional Portfolio series can be obtained by calling (800) 551-8045.

Purchase by Wire. Purchases of shares of the Portfolios can only be made by wiring federal funds to the Transfer Agent. Before wiring federal funds, you must first telephone the Transfer Agent at (800) 551-8043 (toll-free) between the hours of 8:00 A.M. and 4:00 P.M. (Eastern time) on a day when the New York Stock Exchange is open for normal trading to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to the Portfolio's Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110, ABA No. 011000028, DDA No. 9904-645-0 Attention: Mutual Funds Division, Nicholas-Applegate, specifying on the wire the name of the Portfolio, the account number assigned by the Transfer Agent and your name. If you arrange for receipt by the Transfer Agent of federal funds prior to close of trading (currently 4:00 P.M., Eastern time) of the New York Stock Exchange on a day when the Exchange is open for normal trading, you may purchase shares of the Portfolio as of that day. Your bank is likely to charge you a fee for wire transfers.

Subsequent purchases by wire may be made at any time by calling the Transfer Agent and wiring federal funds as outlined above.

Individual participants of qualified retirement plans should purchase Portfolio shares through their plan sponsor or administrator who is responsible for forwarding payment to the Transfer Agent.

Share Price. Shares are purchased at the next offering price after the order is received in proper form by the Transfer Agent or a sub-transfer agent. An order in proper form must include all correct and complete information, documents and signatures required to process your purchase, as well as a check or bank wire payment properly drawn and collectable. For purchases by a qualified retirement plan, an order in proper form is defined as receipt of funds and the information necessary to determine the proper share allocation for each participant. The price per share is its net asset value, which is determined as of the close of trading of the New York Stock Exchange on each day the Exchange is open for normal trading. Orders received before 4:00 P.M. (Eastern time) on a day when the Exchange is open for normal trading will be processed as of the close of trading on that day. Otherwise, processing will occur on the next business day. To determine a Portfolio's net asset value per share, the current value of the Portfolio's total assets, less all liabilities, is divided by the total number of shares outstanding, and the result is rounded to the nearer cent.

Investors may be charged a fee if they affect transactions through a broker or dealer.

Other Portfolios. Currently, the Trust has eight Qualified Portfolios. Five of the domestic Qualified Portfolios are offered pursuant to this Prospectus. Three global Qualified Portfolios are offered pursuant to a separate prospectus which can be obtained by calling (800) 973-8473.

The Distributor also offers shares of other portfolios of the Trust which invest in the same Funds of the Master Trust as the Qualified Portfolios. These other portfolios have different sales charges and other expenses than the Qualified Portfolios, which may affect their performance. Information about these other portfolios can be obtained from your dealer or by calling (800) 551-8643.


Retirement Plans. You may invest in each Portfolio through various retirement plans including IRAs, Simplified Employee Plan (SEP) IRAs, 403(b) plans, 457 plans, and all qualified retirement plans (including 401(k) plans). For further information about any of the plans, agreements, applications and annual fees, contact the Distributor or your dealer. To determine which retirement plan is appropriate for you, please consult your tax adviser.



Other Purchase Information. The Portfolios reserve the right to reject any purchase order or to suspend or modify the continuous offering of their shares. Purchases of Portfolio shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will generally not be issued.


--------------------------------------------------------------------------------
INVESTOR SERVICES

Automatic Investment Plan. Investors may make regular monthly or quarterly investments in the Portfolio through payroll deductions in accordance with procedures adopted by the plan sponsor or administrator. Further details about this service and an application form are available from the Transfer Agent or from your plan sponsor or administrator.

Automatic Reinvestment. Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You may elect to have dividends and capital gain distributions paid in cash.

Cross-Reinvestment. You may cross-reinvest dividends or dividends and capital gain distributions paid by one Portfolio into shares of any other Qualified Portfolio, subject to conditions outlined in the Statement of Additional Information and the applicable provisions of the qualified retirement plan.

Exchange Privilege. Shares of a Portfolio may be exchanged into shares of any other Qualified Portfolio by writing to the Transfer Agent, State Street Bank and Trust Company, Attention: Mutual Funds Division, Nicholas-Applegate, P.O. Box 8326, Boston, Massachusetts 02266-8326. Please specify the name of the applicable series, the number of shares or dollar amount to be exchanged and your name and account number. Shares may also be exchanged by telephoning the Transfer Agent at (800) 551-8043 or by sending the Transfer Agent a facsimile at
(617) 774-2651, between the hours of 8:00 A.M. and 4:00 P.M. (Eastern time) on a day when the New York Stock Exchange is open for normal trading (see "Telephone Privilege" below). The Trust's exchange privilege is not intended to afford shareholders a way to speculate on short-term market movements. Accordingly the Trust reserves the right to limit the number of exchanges an investor or participant may make in any year, to avoid excessive Portfolio expenses.


Individual participants of qualified retirement plans may exchange shares (depending upon the provisions of the plan) by written or telephone request through the plan sponsor or administrator. Such participants may exchange shares only for shares of other Qualified Portfolios that are included in their plan. In addition, the exchange privilege may not be available to investors who are eligible to purchase shares of a Portfolio as a result of agreements between the Distribution and certain broker-dealers, financial planners and similar institutions.


Before effecting an exchange, you should obtain the currently effective prospectus of the series into which the exchange is to be made. Exchange purchases are subject to the minimum investment requirements of the series being purchased. An exchange will be treated as a redemption and purchase for tax purposes.


Telephone Privilege. Investors may exchange or redeem shares by telephone if they have elected the telephone privilege on their account applications. Participants in qualified retirement plans may make telephone requests only through their plan sponsor or administrator and only if such service is offered under the plan. Investors should realize that by electing the telephone privilege, they may be giving up a measure of security that they may have if they were to exchange or redeem their shares in writing. Furthermore, in periods of severe market or economic conditions, telephone exchanges or redemptions may be difficult to implement, in which case investors should mail or send by overnight delivery a written exchange or redemption request to the Transfer Agent. Overnight deliveries should be sent to the Transfer Agent, Attention:
Mutual Funds Division, Nicholas-Applegate, 2 Heritage Drive, 7th Floor, North Quincy, Massachusetts 02171. Requests for telephone exchanges or redemptions received before 4:00 P.M. (Eastern time) on a day when the New York Stock Exchange is open for normal trading will be processed as of the close of trading on that day. Otherwise, processing will occur on the next business day.


The Trust will employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine and, if it does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Trust include requiring personal identification by account number and social security number, tape recording of telephone instructions, and providing written confirmation of transactions. The Trust reserves the right to refuse a telephone exchange or redemption request if it believes, for example, that the person making the request is neither the record owner of the shares being exchanged or redeemed nor otherwise authorized by the investor to request the exchange or redemption. Investors will be promptly notified of any refused request for a telephone exchange or redemption. No Portfolio or its agents will be liable for any loss, liability or cost which results from acting upon instructions of a person reasonably believed to be an investor with respect to the telephone privilege.

Automatic Withdrawal Plan. An automatic withdrawal plan may be established by a qualified retirement plan sponsor or administrator for its participants subject to the requirements of the plan and applicable Federal law. Individual participants of qualified retirement plans must establish automatic withdrawal plans with the plan sponsor or administrator rather than the Trust. Automatic withdrawals of $250 or more may be made on a monthly, quarterly, semi-annual or annual basis if you have an account of at least $15,000 when the automatic withdrawal plan begins. Withdrawal proceeds will normally be received prior to the end of the period designated. All income dividends and capital gain distributions on shares under the Automatic Withdrawal Plan must be reinvested in additional shares of the Portfolio. For the protection of investors and the Trust, wiring instructions must be on file prior to executing any request for the wire transfer of automatic withdrawal proceeds.

Account Statements. An account is opened in accordance with applicable registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from the Transfer Agent or the plan administrator or sponsor.

Reports to Investors. Each Portfolio will send its investors annual and semi-annual reports. The financial statements appearing in annual reports will be audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Portfolios may provide one annual and semi-annual report and annual prospectus per household. In addition, quarterly unaudited financial data are available from the Portfolios upon request.

Investor Inquiries. Investor inquiries should be addressed to the Trust, P.O. Box 82169, San Diego, California 92138-2169, or by telephone, at (800) 551-8643 (toll free). Individual participants of qualified retirement plans should direct inquiries to their plan sponsor or administrator.

The services referred to above are available only in states where the Portfolio to be purchased may be legally offered and may be terminated or modified at any time upon 60 days' written notice. Investors seeking to add to, change or cancel their selection of available services should contact their plan administrator or sponsor, or the Transfer Agent at the address and telephone number provided above.

--------------------------------------------------------------------------------
REDEEMING SHARES

How to Redeem Shares. Shares of a Portfolio may be redeemed by writing to the Transfer Agent, State Street Bank and Trust Company, Attention: Mutual Funds Division, Nicholas-Applegate, P.O. Box 8326, Boston, Massachusetts 02266-8326. Redemptions by participants in qualified retirement plans must be made in writing to the plan sponsor or administrator rather than the Trust. Please specify the name of the Portfolio, the number of shares or dollar amount to be sold and your name and account number. The price received for the shares redeemed is at the next determined net asset value for the Portfolio shares after the redemption request is received by the Transfer Agent or a sub-transfer agent. No charge will be imposed by the Trust or the Transfer Agent for redemptions.

The signature on a redemption request must be exactly as names appear on the Portfolio's account records, and the request must be signed by the minimum number of persons designated on the account application that are required to effect a redemption. Requests by participants of qualified retirement plans must include all other signatures required by the plan and applicable Federal law.

If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. If the proceeds of the redemption exceed $50,000, are to be paid to a person other than the record owner, are to be sent to an address other than the address on the Transfer Agent's records, or are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request may be required to be guaranteed by an "eligible guarantor," which includes a bank or savings and loan association that is federally insured or a member firm of a national securities exchange.

Redemptions by Telephone. If an election is made on the account application (or subsequently in writing), redemptions of shares may be requested by contacting the Transfer Agent by telephone at (800) 551-8043 or by facsimile at (617) 774-2651 between the hours of 8:00 A.M. and 4:00 P.M. (Eastern time) on a day when the New York Stock Exchange is open for normal trading. Investors should state the name of the Portfolio, the number of shares or dollar amount to be sold and their name and account number. Participants of qualified retirement plans may make telephonic or facsimile redemption requests through their plan sponsor or administrator, provided that such service is offered under the plan and satisfactory arrangements have been made with the Transfer Agent. Redemption requests received by the Transfer Agent before 4:00 P.M. (Eastern time) on a day when the New York Stock Exchange is open for normal trading will be processed that day. Otherwise, processing will occur on the next business day. See "Shareholder Services-Telephone Privilege" above.


Payment for shares presented for redemption will ordinarily be wired to your bank one business day after redemption is requested, but may take up to three days after receipt by the Transfer Agent of a written or telephonic redemption request except as indicated below. Such payment may be postponed or the right of redemption suspended at times when the New York Stock Exchange is closed for other than customary weekends and holidays, when trading on such Exchange is restricted, when an emergency exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits.

Involuntary Redemption. In order to reduce expenses of a Portfolio, the Trust may redeem all of the shares of any investor whose account has a net asset value of less than $10,000 due to redemptions other than a shareholder who is a participant in a qualified retirement plan. The Trust will give such investors 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption.

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES

The Trust intends to qualify each Portfolio as a regulated investment company under the Internal Revenue Code. Accordingly, the Portfolios will not be subject to federal income taxes on its net investment income and capital gains, if any, that they distributes to their investors. All dividends out of net investment income, together with distributions of short-term capital gains, will be taxable as ordinary income to the investors whether or not reinvested. Any net long-term capital gains distributed to investors will be taxable as such to the investors, whether or not reinvested and regardless of the length of time an investor has owned his shares.

The Core Growth and Emerging Growth Portfolios declare and pay annual dividends of net investment income. The Balanced Growth, Income & Growth and Government Income Portfolios declare and pay quarterly dividends of net investment income. The Portfolios make distributions at least annually of their net capital gains, if any. In determining amounts of capital gains to be distributed by a Portfolio, any capital loss carryovers from prior years will be offset against its capital gains. Under U.S. Treasury Regulations, the Portfolios are required to withhold and remit to the U.S. Treasury 31% of the dividends, capital gains and redemption proceeds on the accounts of those investors who fail to furnish their correct tax identification numbers on IRS Form W-9 (or IRS Form W-8, in the case of certain foreign investors) with the required certifications regarding the investor's status under the federal income tax law or who are subject to backup withholding for failure to include payments of interest or dividends on their returns. Notwithstanding the foregoing, dividends of net income and short-term capital gains to a foreign investor will generally be subject to U.S. withholding at the rate of 30% (or lower treaty rate).

The Trust may elect to "pass through" to a Portfolio's shareholders the amount of foreign income taxes paid by the Portfolio. The Trust will make such an election only if it is deemed to be in the best interests of the shareholders. If this election is made, shareholders of the Portfolio will be required to include in their gross income their pro rata share of foreign taxes paid by the Portfolio. However, shareholders will be able to treat their pro rata share of foreign taxes as either an itemized deduction or a foreign credit against U.S. income taxes (but not both) on their tax return.

The corresponding Funds are not required to pay federal income taxes on their net investment income and capital gains, as they are treated as partnerships for tax purposes. Any interest, dividends and gains or losses of a Fund will be deemed to have been "passed through" to the corresponding Portfolio and other investors in the Fund, regardless of whether such interest, dividends or gains have been distributed by the Fund or losses have been realized by the Portfolio and such other investors.

Investors should consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Dividends, Distributions and Taxes" in the Statement of Additional Information.

--------------------------------------------------------------------------------
GENERAL INFORMATION

Performance Information. From time to time the Trust may advertise each Portfolio's total return and, if applicable, its yield. These figures are based on historical earnings and are not intended to indicate future performance. Total return shows how much an investment in the Portfolio would have increased (or decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Portfolio) assuming that all distributions and dividends by the Trust to investors of the Portfolio were reinvested on the reinvestment dates during the period. Total return does not take into account any federal or state income taxes which may be payable by the investor. Yield will be calculated on a 30-day period pursuant to a formula prescribed by the Securities and Exchange Commission (the "Commission"). The Trust also may include comparative performance information in advertising or marketing Portfolio shares. Such performance information may include data from Lipper Analytical Services, Inc., other industry publications, business periodicals, rating services and market indices. See "Performance Information" in the Statement of Additional Information.

Further information about the performance of the Core Growth Qualified Portfolio is contained in the Trust's 1995 Annual Report to Shareholders, which may be obtained without charge by calling (800) 551-8643.

Description of Shares. The Portfolios are series of Nicholas-Applegate Mutual Funds, an open-end management investment company. The Trust was organized in December 1992 as a Delaware business trust. The Trust is authorized to issue an unlimited number of shares of each Portfolio. Shares of a Portfolio, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares of a Portfolio are also redeemable at the option of the Trust under certain circumstances. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Portfolio is entitled to its portion of all of the Portfolio's assets after all debts and expenses of the Portfolio have been paid. Pursuant to the Trust's Declaration of Trust, the Board of Trustees of the Trust may authorize the creation of additional series, and classes within series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

Investors of the Portfolios are entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote by series except as otherwise required by law or when the Board of Trustees of the Trust determines that a matter to be voted upon affects only the interests of investors of a particular series. Shares of the Trust do not have cumulative voting rights for the election of Trustees. The Trust does not intend to hold annual meetings of its investors unless otherwise required by law. The Trust will not be required to hold meetings of investors unless the election of Trustees or any other matter is required to be acted on by investors under the Investment Company Act. Investors have certain rights, including the right to call a meeting upon the request of 10% of the outstanding shares of a Portfolio, for the purpose of voting on the removal of one or more Trustees.


As of February 2, 1996, the following persons held of record more than 25% of the outstanding shares of the Portfolios: Core Growth Qualified Portfolio -- Clark & Co., FBO Swedish American Hospital, 403B Aggr (54.28%) and Clark & Co., FBO Swedish American Hospital, 401k Aggr Growth (39.74%); Emerging Growth Qualified Portfolio -- Charles Schwab & Co., Inc. (99.39%); Income & Growth Qualified Growth Portfolio -- Charles Schwab & Co., Inc. (99.85%); Balanced Growth Qualified Portfolio -- Nicholas-Applegate Capital Management (100%); Government Income Qualified Portfolio -- Nicholas-Applegate Capital Management (100.00%).


Master Trust. The Funds are series of Nicholas-Applegate Investment Trust, an open-end management investment company organized as a Delaware business trust in December 1992. The trustees and officers of the Master Trust are described in the Statement of Additional Information. Whenever a Portfolio is requested to vote on matters pertaining to the corresponding Fund or the Master Trust in its capacity as a shareholder of such Fund, the Trust will hold a meeting of its investors and will cast its vote as instructed by such investors or, in the case of a matter pertaining exclusively to the corresponding Fund, as instructed particularly by investors of the Portfolio and other series of the Trust which invest in the Fund. The Trust will vote shares for which it has received no voting instructions in the same proportion as the shares for which it does receive voting instructions.

Additional Information. This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Trust with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The Master Trust has also filed a Registration Statement with the Commission. Copies of the Trust's and Master Trust's Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.

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APPENDIX

--------------------------------------------------------------------------------
INVESTMENT POLICIES, STRATEGIES AND RISKS

The investment policies and strategies of the Portfolios (as implemented through their investment in corresponding Funds) encompass the following securities, techniques and risk considerations.

Short-Term Investments (All Funds). Each of the Funds may invest in short-term investments to maintain liquidity for redemptions or during periods when, in the opinion of the Investment Adviser, attractive investments are temporarily unavailable. Under normal circumstances, no more than 10% of a Fund's total assets will be retained in cash (U.S. dollars) and cash equivalents. However, each Fund may invest without restriction in short-term investments for temporary defensive purposes, such as when the securities markets or economic conditions are expected to enter a period of decline. Short-term investments in which the Funds may invest include U.S. Treasury bills or other U.S. Government or Government agency or instrumentality obligations; certificates of deposit; bankers' acceptances; time deposits; high quality commercial paper and other short-term high grade corporate obligations; shares of money market mutual funds; or repurchase agreements with respect to such securities. The Funds will only invest in short-term investments which, in the opinion of the Investment Adviser present minimal credit and interest rate risk.

U.S. Government Obligations (All Funds). Securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities in which each of the Funds may invest include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of more than ten years.

Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow money from the Treasury; others, such as those issued by the Federal National Mortgage Association, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Funds will invest in securities issued or guaranteed by U.S. Government agencies and instrumentalities only when the Investment Adviser is satisfied that the credit risk with respect to the issuer is minimal.

Zero Coupon Securities (Income & Growth, Balanced Growth and Government Income Funds). The Income & Growth, Balanced Growth and Government Income Funds may each invest up to 35% of its net assets in "zero coupon" securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities. Zero coupon securities may be issued by the U.S. Treasury or by a U.S. Government agency, authority or instrumentality (such as the Student Loan Marketing Association or the Resolution Funding Corporation). Zero coupon securities are sold at a substantial discount from face value and redeemed at face value at their maturity date without interim cash payments of interest and principal. This discount is amortized over the life of the security and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater volatility as a result of changes in prevailing interest rates than interest paying investments in which the Fund may invest. Because income on such securities is accrued on a current basis, even though the Funds do not receive the income currently in cash, the Funds may have to sell other portfolio investments to obtain cash needed by the related Portfolios to make income distributions.

Certificates of Deposit, Time Deposits and Bankers' Acceptances (All
Funds). Each of the Funds may invest in certificates of deposit, time deposits and bankers' acceptances issued by domestic banks, foreign banks, foreign branches of domestic banks, domestic and foreign branches of foreign banks, and domestic savings and loan associations, all of which at the date of investment have capital, surplus and undivided profits as of the date of their most recent published financial statements in excess of $100 million, or less than $100 million if the principal amount of such bank obligations is insured by the Federal Deposit Insurance Corporation. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer; these instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Commercial Paper (All Funds). The Funds may invest in commercial paper of domestic and foreign entities which is rated (or guaranteed by a corporation the commercial paper of which is rated) in the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), including "P-1" or "P-2" by Moody's or "A-1" or "A-2" by S&P, or, if rated by only one NRSRO, in such NRSRO's two highest grades, or, if not rated, is issued by an entity which the Investment Adviser, acting pursuant to guidelines established by the Master Trust's Board of Trustees, has determined to be of minimal credit risk and comparable quality. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.


Variable Rate Demand Notes (All Funds). Each of the Funds may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding one year, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes, which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty. The interest rates on these notes are adjusted at designated intervals or whenever there are changes in the market rates of interest on which the interest rates are based. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the Investment Adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Investment Adviser will monitor the creditworthiness of the issuers of such obligations and their earning power and cash flow, and will also consider situations in which all holders of such notes would redeem at the same time. Investment by a Fund in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice will be subject to the Fund's limit on illiquid securities of 15% of net assets if there is no secondary market available for these obligations.

Corporate Debt Securities (All Funds). The non-convertible corporate debt securities in which the Funds may invest include obligations of varying maturities (such as debentures, bonds and notes) over a cross-section of industries. The value of a debt security changes as interest rates fluctuate, with longer-term securities fluctuating more widely in response to changes in interest rates than those of shorter-term securities. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value. The corporate debt securities held by the Funds are generally of investment grade, except that certain of the Funds may invest some of their assets in debt securities rated below investment grade. See "Junk Bond Considerations" below. For short-term purposes, all Funds may also invest in corporate obligations issued by domestic and foreign issuers which mature in one year or less and which are rated "Aa" or higher by Moody's, "AA" or higher by S&P, rated in the two highest rating categories by any other NRSRO, or which are unrated but determined by the Investment Adviser to be of minimal credit risk and comparable quality.

Convertible Securities and Warrants (All Funds). Each of the Funds may invest in securities which may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the option of the holder during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). Convertible securities generally pay interest or dividends and provide for participation in the appreciation of the underlying common stock but at a lower level of risk because the yield is higher and the security is senior to common stock. Convertible securities may also include warrants which give the holder the right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price but which do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and the failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised, in which event the warrant may expire without being exercised, resulting in a loss of a Fund's entire investment therein. As a matter of operating policy, no Fund will invest more than 5% of its net assets in warrants.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

Like other debt securities, the market value of convertible securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term securities have greater yields than do shorter term securities of similar quality, they are subject to greater price fluctuations. Fluctuations in the value of a Fund's investments will be reflected in its and the corresponding Portfolio's net asset value per share. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Convertible debt securities purchased by the Income & Growth and Balanced Growth Funds are subject to certain minimum rating requirements (see "Junk Bond Considerations" below). Convertible debt securities purchased by the other Funds, which are acquired in whole or substantial part for their equity characteristics, are not subject to such rating requirements.

Junk Bond Considerations (Income & Growth and Balanced Growth Funds). The Income & Growth and Balanced Growth Funds may invest a portion (less than 35%) of their respective net assets in convertible and other debt securities rated below "Baa" by Moody's, "BBB-" by S&P or investment grade by other recognized rating agencies, or in unrated securities determined by the Investment Adviser to be of comparable quality, if the Investment Adviser believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings or the lack thereof. Securities rated below "Baa" or "BBB-" or equivalent ratings, commonly referred to as "junk bonds," are subject to greater risk of loss of income and principal than higher-rated bonds and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. Junk bonds are also generally considered to be subject to greater market risk in times of deteriorating economic conditions, and to wider market and yield fluctuations, than higher-rated securities. Junk bonds may also be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The market for such securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Fund may experience difficulty in valuing such securities and, in turn, its assets. In addition, adverse publicity and investor perceptions about junk bonds, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such securities.

Legislation has been and could be adopted limiting the use, or tax and other advantages, of junk bonds which could adversely affect their value. Under the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, for example, federally insured savings and loan associations were required to divest their investments in non-investment grade corporate debt securities by July 1, 1994. Such divestiture could have a material adverse effect on the market for, and prices of, such securities. Other pending congressional proposals could, if enacted, have a similar adverse effect.

The Investment Adviser will try to reduce the risk inherent in the Funds' investment in such securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated bonds, the Investment Adviser's research and credit analysis are a correspondingly important aspect of its program for managing the Fund's investments in such debt securities. The Investment Adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, or has improved or is expected to improve in the future.

The Income & Growth and Balanced Growth Funds will in no event purchase securities rated below "C" or equivalent by Moody's, S&P or another rating agency, or determined by the

Investment Adviser to be of comparable quality. Debt securities with such ratings are predominantly speculative with respect to the capacity of the issuer to pay interest and repay principal. Unrated securities will also be considered for investment when the Investment Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limit the risk to a Fund to a degree comparable to that of rated securities which are consistent with the Fund's investment objective and policies. See the Statement of Additional Information for a description of credit ratings.

Credit ratings evaluate the safety of principal and interest payments of securities, not their market value. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As credit rating agencies may fail to timely change credit ratings of securities to reflect subsequent events, the Investment Adviser will also monitor issuers of such securities to determine if such issuers will have sufficient cash flow and profits to meet required principal and interest payments and to assure their liquidity. If the rating of a debt security held by a Fund is downgraded below "C" or an equivalent rating, or if the Investment Adviser determines that an unrated security is of comparable quality, the Investment Adviser will determine whether it is in the best interests of the Fund to continue to hold such security in its investment portfolio. However, if the downgrading of an investment grade security causes the Income & Growth or Balanced Fund to hold 35% or more of its net assets in securities rated below investment grade or determined by the Investment Adviser to be of comparable quality, the Fund will sell sufficient principal amount of such securities as promptly as practicable to make sure that it holds less than 35% of its net assets in such securities.

The average percentages of assets invested by the Income & Growth and Balanced Growth Funds in bonds of each permissible rating, on a monthly dollar-weighted basis, were as follows for the year ended March 31, 1995: BB - 8.90% and 6.14%; B - 23.8% and 1.44%; CCC - 0.30% and 0.00%; nonrated - 0.30% and 0.00%.

Synthetic Convertible Securities (Income & Growth Fund). The Income & Growth Fund may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. The Income & Growth Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P, and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities. See "Illiquid Securities" below.

Government National Mortgage Association Certificates (All Funds). Each of the Funds may invest in certificates issued by the Government National Mortgage Association ("GNMA")as a short-term investment. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans, which are issued by lenders such as mortgage bankers, commercial banks and savings associations, and are either insured by the Federal Housing Administration or the Veterans Administration. A pool of these mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. The timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. Principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates.


CMOs (Government Income Fund). The Government Income Fund may invest in mortgage-related securities and collateralized mortgage obligations ("CMOs"). A CMO is a debt security issued by a U.S. Government agency or instrumentality that is collateralized by a portfolio or pool of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of mortgages or securities. The market value of mortgage-related derivative securities, even those in which the underlying pool or mortgage loans is guaranteed as to the payment of principal and interest by the U.S. Government, is not insured. When interest rates increase, the market value of mortgage-related securities may decrease in the same manner as other debt, but when interest rates decline, such securities may not increase as much as other debt instruments because of their prepayment feature. If such securities are purchased at a premium, the Government Income Fund will suffer a loss if the obligation is prepaid. Prepayments will be reinvested at prevailing rates, which may be less than the rate paid by such obligation.

"Roll" Transactions (Government Income Fund). The Government Income Fund may enter into "roll" transactions, which are the sale of GNMA certificates and other securities together with a commitment to purchase similar, but not identical, securities at a later date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like when-issued securities or firm commitment agreements, roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. Additionally, in the event the buyer of securities under a roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

The Fund will engage in roll transactions for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for investment leverage. Nonetheless, roll transactions are speculative techniques and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings. See "Borrowings" below. The Fund will establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities and other liquid, high-grade debt obligations in an amount sufficient to meet its payment obligations with respect to these transactions. The Fund will not enter into roll transactions if, as a result, more than 15% of the Fund's net assets would be segregated to cover such contracts.

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
Equity Securities of Growth Companies (Core Growth, Emerging Growth, Income & Growth and Balanced Growth Funds). Each of the Core Growth, Emerging Growth, Income & Growth and Balanced Growth Funds may invest in equity securities of growth companies, cyclical companies, companies with smaller market capitalizations (i.e., $500 million or less) or companies believed to be undergoing a basic change in operations or markets which could result in a significant improvement in earnings, and the Emerging Growth Fund will invest primarily in such securities. Small companies and new companies often have limited product lines, markets or financial resources, and may be dependent upon one or few key persons for management. The securities of such companies may be subject to more volatile market movements than securities of larger, more established companies, both because the securities typically are traded in lower volume and because the issuers typically are more subject to changes in earnings and prospects. The corresponding Portfolios' net asset values can be expected to experience above-average fluctuations, as above-average risk is assumed by the Funds in investing in such growth companies in seeking higher than average growth in capital.

Depository Receipts (Core Growth, Emerging Growth, Income & Growth and Balanced Growth Funds). Each of the Core Growth, Emerging Growth, Income & Growth and Balanced Growth Funds may invest in American Depository Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Such depository receipts may be sponsored by the foreign issuer or may be unsponsored. Unsponsored depository receipts are organized independently and without the cooperation of the foreign issuer of the underlying securities; as a result, available information regarding the issuer may not be as current as for sponsored depository receipts, and the prices of unsponsored depository receipts may be more volatile than if they were sponsored by the issuers of the underlying securities.

Eurodollar Convertible Securities (Income & Growth Fund). The Income & Growth Fund may invest in Eurodollar convertible securities, which are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into or exchangeable for equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. The Fund may invest without limitation in Eurodollar convertible securities that are convertible into or exchangeable for foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into or exchangeable for publicly traded common stock of U.S. companies. The Fund may also invest up to 15% of its total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into or exchangeable for foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.

Foreign Investment Considerations (All Funds). There are special risks associated with investments in securities of foreign companies and governments, which add to the usual risks inherent in domestic investments. Such special risks include fluctuations in foreign exchange rates, political or economic instability in the country of issue, and the possible imposition of exchange controls or other laws or restrictions. In addition, securities prices in foreign markets are generally subject to different economic, financial, political and social factors than are the prices of securities in United States markets. With respect to some foreign countries there may be the possibility of expropriation or confiscatory taxation, limitations on liquidity of securities or political or economic developments which could affect the foreign investments of a Fund. Moreover, securities of foreign issuers generally will not be registered with the Securities and Exchange Commission and such issuers generally will not be subject to the Commission's reporting requirements. Accordingly, there is likely to be less publicly available information concerning certain of the foreign issuers of securities held by a Fund than is available concerning U.S. companies. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign broker-dealers, financial institutions and listed companies than exists in the United States. The Funds will not invest in securities denominated in a foreign currency unless, at the time of investment, such currency is considered by the Investment Adviser to be fully exchangeable into United States dollars without significant legal restriction. See "Investment Objectives, Policies and Risks -- Foreign Investments" in the Statement of Additional Information.


Special Considerations Regarding Emerging Markets Investments (Core Growth, Emerging Growth, Income & Growth and Balanced Growth Funds) Investments in securities issued by the governments of emerging or developing countries, and of companies within those countries, involves greater risks than other foreign investments. Investments in emerging or developing markets involve exposure to economic and legal structures that are generally less diverse and mature (and in some cases the absence of developed legal structures governing private and foreign investments and private property), and to political systems which can be expected to have less stability, than those of more developed countries. The risks of investment in such countries may include matters such as relatively unstable governments, higher degrees of government involvement in the economy, the absence until recently of capital market structures or market-oriented economies, economies based on only a few industries, securities markets which trade only a small number of securities, restrictions on foreign investment in stocks, and significant foreign currency devaluations and fluctuations. Emerging markets can be substantially more volatile than both U.S. and more developed foreign markets. Such volatility may be exacerbated by illiquidity. The average daily trading volume in all of the emerging markets combined is a small fraction of the average daily volume of the U.S. market. Small trading volumes may result in a Fund being forced to purchase securities at substantially higher prices than the current market, or to sell securities at much lower prices than the current market.

Over-the-Counter Securities (Core Growth, Emerging Growth, Income & Growth and Balanced Growth Funds). Securities owned by each of the Core Growth, Emerging Growth, Income & Growth and Balanced Growth Funds may be traded in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by such Funds of portfolio securities to meet redemptions by investors or otherwise may require the Funds to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a lengthy period of time.

When-Issued Securities and Firm Commitment Agreements (All Funds). The Funds may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions in which the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). Delivery and payment for these securities typically occur 15 to 45 days after the commitment to purchase. No interest accrues to the purchaser during the period before delivery. There is a risk in these transactions that the value of the securities at settlement may be more or less than the agreed upon price, or that the party with which a Fund enters into such a transaction may not perform its commitment. The Funds will normally enter into these transactions with the intention of actually receiving or delivering the securities. The Funds may sell the securities before the settlement date.

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
To the extent a Fund engages in any of these transactions it will do so for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for the purpose of investment leverage. The Funds will segregate liquid assets such as cash, U.S. Government securities and other liquid high quality debt securities in an amount sufficient to meet their payment obligations with respect to these transactions. A Fund may not purchase when-issued securities or enter into firm commitments if, as a result, more than 15% of the Fund's net assets would be segregated to cover such contracts.

Short Sales (Core Growth and Emerging Growth Funds). The Investment Adviser believes that its growth equity management approach, in addition to identifying equity securities the earnings and prices of which it expects to grow at a rate above that of the S&P 500, also identifies securities the prices of which can be expected to decline. Therefore, each of the Core Growth, and Emerging Growth Funds is authorized to make short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales "against the box") and to make short sales of securities which it does not own or have the right to acquire. A short sale that is not made "against the box" is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. When the Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.

Short sales by the Core Growth or Emerging Growth Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share, and that of the corresponding Portfolio, will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although the Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. The value of securities of any issuer in which a Fund maintains a short position which is "not against the box" may not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of such class of the issuer.

If the Core Growth or Emerging Growth Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position.

In the view of the Securities and Exchange Commission, a short sale involves the creation of a "senior security" as such term is defined in the Investment Company Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash or U.S. Government securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or U.S. Government securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and U.S. Government securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. As a matter of policy, the Master Trust's Board of Trustees has determined that no Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value.

A Fund's ability to enter into short sales transactions is limited by the requirements of the Internal Revenue Code with respect to the corresponding Portfolio's qualification as a regulated investment company. See "Dividends, Distributions and Taxes" in the Statement of Additional Information.

Options (Core Growth, Emerging Growth, Income & Growth and Balanced Growth Funds). Each of the Core Growth, Emerging Growth, Income & Growth and Balanced Growth Funds may purchase listed covered "put" and "call" options with respect to securities which are otherwise eligible for purchase by such Fund and with respect to various stock indices, for hedging purposes, subject to the following restrictions: the aggregate premiums on call options purchased by a Fund may not exceed 5% of the market value of net assets of the Fund as of the date the call options are purchased, and the aggregate premiums on put options may not exceed 5% of the market value of the net assets of the Fund as of the date such options are purchased. In addition, no Fund will purchase or sell options if, immediately thereafter, more than 25% of its net assets would be hedged. A "put" gives a holder the right, in return for the premium paid, to require the writer of the put to purchase from the holder a security at a specified price. A "call" gives a holder the right, in return for the premium paid, to require the writer of the call to sell a security to the holder at a specified price. An option on a securities index (such as a stock index) gives the holder the right, in return for the premium paid, to require the writer to pay cash equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiplier.


Put and call options are derivative securities traded on United States and foreign exchanges, including the American Stock Exchange, Chicago Board Options Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange and New York Stock Exchange. Additionally, the Core Growth and Emerging Growth Funds may purchase options not traded on a securities exchange, which may bear a greater risk of nonperformance than options traded on a securities exchange. Options not traded on an exchange are considered dealer options and generally lack the liquidity of an exchange traded option. Accordingly, dealer options may be subject to the Funds' restriction on investment in illiquid securities, as described below. Dealer options may also involve the risk that the securities dealers participating in such transactions will fail to meet their obligations under the terms of the option.


The Core Growth, Emerging Growth and Income & Growth Funds may also write listed covered options on up to 25% of the value of their respective net assets. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options written by a Fund give the holder the right to sell the underlying security to the Fund. A call option is covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of securities currently held by the Fund. A put option is covered if the Fund maintains cash or cash equivalents equal to the exercise price in a segregated amount with its Custodian. If an option written by a Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option written by a Fund may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a gain from a closing purchase transaction if the cost of the closing transaction is less than the premium received from writing the option; if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a gain; if it is less, the Fund will realize a loss.

Futures Contracts (Core Growth, Emerging Growth, Income & Growth, Balanced Growth and Government Income Funds). The Core Growth, Emerging Growth, Income & Growth and Government Income Funds may purchase and sell stock index futures contracts as a hedge against changes in market conditions. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made.

The Income & Growth and Government Income Funds may purchase and sell financial futures contracts as a hedge against changes in interest rates. Additionally, the Income & Growth, Balanced Growth and Government Income Funds may purchase and sell related options on futures contracts. A financial futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of financial instrument called for in the contract at a specified future time (the settlement date) for a specified price. Although the terms of a contract call for actual delivery or acceptance of the financial instrument, the contracts will be closed out before the delivery date without delivery or acceptance taking place. Futures options possess many of the same characteristics as options on securities and indices. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A futures option may be closed out before exercise or expiration by an offsetting purchase or sale of a futures option of the same series.

Financial and stock index futures contracts are derivative instruments traded on United States commodities and futures exchanges, including the Chicago Mercantile Exchange, the New York Futures Exchange, the Kansas City Board of Trade, the Chicago Board of Trade and the International Monetary Market, as well as commodity and securities exchanges located outside the United States, including the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

The Funds will not engage in transactions in futures contracts for speculation, but only as a hedge against the risk of unexpected changes in the values of securities held or intended to be held by the Funds. As a general rule, no Fund will purchase or sell futures if, immediately thereafter, more than 25% of its net assets would be hedged. In addition, no Fund may purchase or sell futures or related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the fund's net assets. In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents equal to the market value of the futures contracts will be deposited in a segregated account with the Fund's Custodian or with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.


Special Hedging Considerations (All Funds). Special risks are associated with the use of options and futures contracts as hedging techniques. There can be no guaranty of a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. A lack of correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the Fund's return might have been better had hedging not been attempted. In addition, a decision as to whether, when and how to use options or futures involves the exercise of skill and judgment which are different from those needed to select portfolio securities, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior, currency fluctuations or interest rate trends. If the Investment Adviser is incorrect in its forecasts regarding market values, interest rate trends or other relevant factors, a Fund may be in a worse position than if the Fund had not engaged in options or futures transactions. The potential loss incurred by a Fund in writing options on futures and engaging in futures transactions is unlimited. The Investment Adviser is experienced in the use of options and futures contracts as an investment technique.


There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out an option position or futures contract. Most futures exchanges and boards of trade limit the amount of fluctuation in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and a Fund would remain obligated to meet margin requirements until the position is closed.

A Fund's ability to enter into options and futures contracts is limited by the requirements of the Internal Revenue Code with respect to the corresponding Portfolio's qualification as a regulated investment company. See "Dividends, Distributions and Taxes" in the Statement of Additional Information.

Repurchase Agreements (All Funds). Each Fund may on occasion enter into repurchase agreements, in which the Fund purchases securities and the seller agrees to repurchase them from the Fund at a mutually agreed-upon time and price. The period of maturity is usually overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. Each Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to 102% of the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily and, if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by a Fund may be delayed or limited. A Fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected financial institutions and brokers and dealers which meet certain creditworthiness and other criteria.

Illiquid Securities (All Funds). Each Fund may invest up to 15% of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 ("restricted securities"), securities which are otherwise not readily marketable such as over-the-counter, or dealer traded, options, and repurchase agreements having a maturity of more than seven days. Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might not be able to dispose of restricted or other securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Securities and Exchange Commission under the Securities Act of 1933, the Master Trust's Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale, based on factors such as the frequency of trades and quotes for the securities, the number of dealers and others wishing to purchase and sell the securities, and the nature of the security and the marketplace trades. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid. Investing in restricted securities eligible for resale under Rule 144A could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become for a time uninterested in purchasing such securities.

Securities Lending (All Funds). To increase its income, each Fund may lend its portfolio securities to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulatory requirements. The Master Trust's Board of Trustees has adopted an operating policy that limits the amount of loans made by a Fund to not more than 30% of the value of the total assets of the Fund. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or secured a letter of credit. Such loans involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, such securities lending will be made only when, in the Investment Adviser's judgment, the income to be earned from the loans justifies the attendant risks. Loans are subject to termination at the option of the Fund or the borrower.

Borrowing (All Funds). Each Fund may borrow money from banks in amounts up to 20% of its total assets (calculated when the loan is made) only for temporary, extraordinary or emergency purposes or for the clearance of transactions. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. All borrowings by a Fund will be made only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings. If such asset coverage of 300% is not maintained, the Fund will take prompt action to reduce its borrowings as required by applicable law. Short sales "not against the box" are considered borrowings for purposes of the percentage limitations applicable to borrowings.

             NICHOLAS--APPLEGATE-REGISTERED TRADEMARK- MUTUAL FUNDS


-------------------------------------------------
                          GLOBAL QUALIFIED PORTFOLIOS

                                   PROSPECTUS


Nicholas-Applegate Mutual Funds is an open-end management investment company comprised of a number of diversified investment portfolios, including the three diversified portfolios ("Portfolios") offered hereby. The Portfolios provide a broad range of global investment opportunities which are suitable for different investors. They are offered to certain qualified retirement plans, tax-exempt and other institutional investors, and financial institutions. Each Portfolio, unlike many other investment companies which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its assets in a corresponding series ("Fund") of Nicholas-Applegate Investment Trust, which has the same objective as the Portfolio. The Funds in turn invest their assets, including those of the Portfolios, in portfolio securities. Accordingly, the investment experience of each Portfolio will correspond directly with the investment experience of the related Fund. Investors should carefully consider this investment approach. See "Investment Objectives, Policies and Risk Considerations -- Special Considerations Regarding Master/Feeder Structure," page 8, for additional information regarding this unique structure. There can be no assurance that any Portfolio or Fund will achieve its investment objective.



   Each Portfolio, unlike many other investment companies which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its assets in a corresponding series ("Fund") of Nicholas-Applegate Investment Trust, which has the same objective as the Portfolio. The Funds in turn invest their assets, including those of the Portfolios, in portfolio securities. Accordingly, the investment experience of each Portfolio will correspond directly with the investment experience of the related Fund. Investors should carefully consider this investment approach. See "Investment Objectives, Policies and Risk Considerations -- Special Considerations Regarding Master/Feeder Structure," page 8, for additional information regarding this unique structure. There can be no assurance that any Portfolio or Fund will achieve its investment objective.

--------------------------------------------------------------------------------

Worldwide Growth Qualified Portfolio seeks to maximize long-term capital appreciation. It invests in the Worldwide Growth Fund, which in turn invests in a global portfolio of equity securities of U.S. and foreign companies.

International Growth Qualified Portfolio seeks to maximize long-term capital appreciation. It invests in the International Growth Fund, which in turn invests in an international portfolio of equity securities of foreign companies only.


Emerging Countries Qualified Portfolio seeks to maximize long-term capital appreciation. It invests in the Emerging Countries Fund, which in turn invests primarily in a diversified portfolio of equity securities of issuers located in emerging markets. Investment in this Portfolio should be considered speculative, since it will invest in emerging market countries. See "Investment Objectives, Policies and Risk Considerations," page 8.

--------------------------------------------------------------------------------

   Shares of the Portfolios are not bank deposits and are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in a Portfolio involves investment risk, including possible loss of the principal amount invested.


   This Prospectus presents information you should know before investing in any of the Portfolios. It should be retained for future reference. A Statement of Additional Information for the Portfolios dated March 4, 1996 has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. The Statement may be obtained, without charge, by writing to the Trust, P.O. Box 82169, San Diego, California 92138-2169, or by calling
(800) 551-8643. Inquiries regarding any of the Portfolios can also be made by calling (800) 551-8643.


   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE

SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                 March 4, 1996

                        NICHOLAS--APPLEGATE MUTUAL FUNDS

-------------------------------------------------
                          GLOBAL QUALIFIED PORTFOLIOS


Worldwide Growth Qualified Portfolio
International Growth Qualified Portfolio
Emerging Countries Qualified Portfolio


Table of Contents


Summary of Expenses.........3
Prospectus Summary..........4
Financial Highlights........8
Investment Objectives,
 Policies and Risk
 Considerations.............8
Organization and
 Management................14
Purchasing Shares..........16
Investor Services..........18
Redeeming Shares...........20
Dividends, Distributions and
 Taxes.....................21
General Information........22
Appendix:
  Investment Policies,
   Strategies
   and Risks...............24



--------------------------------------------
No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolios or the Distributor. This Prospectus does not constitute an offer by the Portfolios or the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

--------------------------------------------------------------------------------
SUMMARY OF EXPENSES

This table is designed to help you understand the costs of investing in each of the Portfolios. These are expected expenses for the first year of operations for each Portfolio. Because each Portfolio invests all of its assets in a corresponding Fund, each Portfolio's expenses include its proportionate share of the operating expenses of the corresponding Fund. Actual expenses may be more or less than those shown.

                                                                                                                 WORLDWIDE
                                                                                                                   GROWTH
                                                                                                                 QUALIFIED
                                                                                                                 PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES:
Maximum sales charge on purchases (as a percentage of offering price)                                               None
Sales charge on reinvested dividends                                                                                None
Deferred sales charge (as a percentage of original purchase price or redemption proceeds, whichever is lower)       None
Redemption fee                                                                                                      None
Exchange fee                                                                                                        None
-----------------------------------------------------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS:
 (after expense reduction)(1)
Management fees                                                                                                       1.00   %
12b-1 expenses                                                                                                      None
Shareholder service expenses                                                                                          0.25   %
All Other expenses (after expense reduction)(1)                                                                       0.35   %
Total operating expenses (after expense reduction)(1)                                                                 1.60   %

                                                                                                                INTERNATIONAL
                                                                                                                    GROWTH
                                                                                                                  QUALIFIED
                                                                                                                  PORTFOLIO
-------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES:
Maximum sales charge on purchases (as a percentage of offering price)                                                None
Sales charge on reinvested dividends                                                                                 None
Deferred sales charge (as a percentage of original purchase price or redemption proceeds, whichever is lower)        None
Redemption fee                                                                                                       None
Exchange fee                                                                                                         None
-------------------------------------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS:
 (after expense reduction)(1)
Management fees                                                                                                        1.00    %
12b-1 expenses                                                                                                       None
Shareholder service expenses                                                                                           0.25    %
All Other expenses (after expense reduction)(1)                                                                        0.40    %
Total operating expenses (after expense reduction)(1)                                                                  1.65    %

                                                                                                                 EMERGING
                                                                                                                 COUNTRIES
                                                                                                                 QUALIFIED
                                                                                                                 PORTFOLIO
-------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES:
Maximum sales charge on purchases (as a percentage of offering price)                                              None
Sales charge on reinvested dividends                                                                               None
Deferred sales charge (as a percentage of original purchase price or redemption proceeds, whichever is lower)      None
Redemption fee                                                                                                     None
Exchange fee                                                                                                       None
-------------------------------------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS:
 (after expense reduction)(1)
Management fees                                                                                                      1.25   %
12b-1 expenses                                                                                                     None
Shareholder service expenses                                                                                         0.25   %
All Other expenses (after expense reduction)(1)                                                                      0.40   %
Total operating expenses (after expense reduction)(1)                                                                1.90   %


The Board of Trustees of the Trust believes that the aggregate per share expenses of each Portfolio are no greater than the expenses that the Portfolio would incur if it retained the services of an investment adviser and the assets of the Portfolio were invested directly in the types of securities held by the corresponding Fund. For a detailed description of the expenses of the Portfolios and the Funds in which they invest, see "Organization and Management."
---------------------------

(1)
 The Investment Adviser of the Master Trust has agreed to waive or defer its fees, and to absorb other operating expenses, to ensure that the expenses for each Portfolio (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) will not exceed the following respective percentage of such Portfolio's average net assets on an annual basis through March 31, 1996:
 Worldwide Growth-1.60%; International Growth-1.65%; Emerging Countries-1.90%. In subsequent years, overall operating expenses for each Portfolio will not fall below the applicable percentage limitation until the Investment Adviser has fully recouped fees deferred or expenses paid by the Investment Adviser under this agreement, as each Portfolio will reimburse the Investment Adviser when operating expenses (before recoupment) for the Portfolio are less than the applicable percentage limitation set forth above. Accordingly, until all such deferred fees or expenses have been recouped by the Investment Adviser, the Portfolio's expenses will be higher, and their yields will be lower, than would otherwise be the case. See "Organization and Management -- Expense Limitation." Actual operating expenses for the Portfolios for their first year of operations are estimated to be the following respective percentages of such Portfolios' average net assets: Worldwide Growth-2.10%; International Growth-2.85%; Emerging Countries-3.10%. The various operating expenses of the Portfolios are further described under "Organization and Management."

Example of Portfolio Expenses. The following table illustrates the expenses that an investor would pay on a hypothetical $1,000 investment in each of the Portfolios over various time periods, assuming (1) a 5% annual return and (2) redemption at the end of each time period. The Portfolios charge no redemption fees.


                                             1 Year       3 Years      5 Years     10 Years
---------------------------------------------------------------------------------------------
Worldwide Growth Qualified Portfolio        $      16    $      50    $      87    $     190
International Growth Qualified Portfolio    $      17    $      52    $      90    $     195
Emerging Countries Qualified Portfolio      $      19    $      60    $     103    $     222


---------------------------

This Example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under the heading "Annual Portfolio Operating Expenses" in the fee table above remain the same in the years shown.

The Example should not be considered a representation of past or future expenses, and a Portfolio's actual expenses may be more or less than those shown. The hypothetical 5% annual return is used for illustrative purposes only and should not be interpreted as an estimate of a Portfolio's annual return, as there can be no guarantee of a Portfolio's future performance.

--------------------------------------------------------------------------------
PROSPECTUS SUMMARY


Nicholas-Applegate Mutual Funds (the "Trust") is an open-end management investment company comprised of a number of diversified investment portfolios, including the three Qualified Portfolios ("Portfolios") offered hereby. The Portfolios are offered to certain qualified retirement plans and tax-exempt investors.


Investment Objectives. The investment objectives of the Portfolios are described on the front cover of this Prospectus. There can be no assurance that any Portfolio will achieve its investment objective. See "Investment Objectives, Policies and Risk Considerations" and "Appendix: Investment Policies, Strategies and Risks."

Master/Feeder Structure. The Portfolios seek to achieve their respective investment objectives by investing all of their assets in corresponding series ("Funds") of Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified, open-end management investment company. The Funds have the same investment objectives as the Portfolios which invest in them. The Funds, in turn, hold investment securities. Although the "master/feeder" structure employed by the Portfolios to achieve their investment objectives could provide certain efficiencies and economies of scale, it could also have potential adverse effects such as those resulting from large-scale redemptions by other investors of their interests in the Funds, or from the failure by investors of a Portfolio to approve a change in investment objectives and policies that has been approved by the investors of the corresponding Fund. There may also be other investment companies through which you can invest in the Funds which may have higher or lower fees and expenses than those of the Portfolios. See "Investment Objectives, Policies and Risk Considerations -- Special Considerations Regarding Master/Feeder Structure."

A Portfolio may cease investing in a corresponding Fund only if the Trust's Board of Trustees determines that this is in the best interests of the Portfolio and its investors, and only with the approval of the Portfolio's investors. In such event the Board of Trustees would consider alternative arrangements such as investing all of the Portfolio's assets in another investment company with the same investment objective as the Portfolio or hiring an investment adviser to manage the Portfolio's assets in accordance with the Portfolio's investment policies. No assurance exists that satisfactory alternative arrangements would be available.

Investment Risks and Considerations. Investment risks and other considerations relevant to the securities in which the Portfolios invest through corresponding Funds are described under "Investment Objectives, Policies and Risk Considerations" and in the Appendix-Investment Policies, Strategies and Risks. They include the following:


The securities of many companies in which the Worldwide Growth, International Growth and Emerging Countries Funds invest are subject to more volatile market movements than securities of larger, more established companies because the issuers are typically more subject to changes in earnings and prospects. The net asset values of the corresponding Portfolios therefore can be expected to experience above-average fluctuations, as above-average risk is assumed by the Funds in investing in such growth companies in seeking higher than average growth in capital.


Investments by the Funds in securities of foreign companies and governments involve special risks in addition to the usual risks inherent in domestic investments, including fluctuations in foreign exchange rates, political or economic instability in the country of issue, and the possible imposition of exchange controls or other laws or restrictions. Settlement of transactions in foreign markets may be delayed or less frequent than in the U.S., and foreign governments may withhold taxes from dividends and interest paid on securities held by the Funds. There is also likely to be less publicly available information about certain foreign issuers than is available about U.S. companies, and foreign companies are not generally subject to uniform financial reporting standards comparable to those applicable to U.S. companies.


In addition, investment by the Emerging Countries Fund in emerging markets involves greater risks than other foreign investments, including less-developed economic and legal structures; less stable political systems; illiquid securities markets; possible expropriations, nationalization or confiscatory taxation; and possible foreign currency devaluations and fluctuations. As a result of these and other factors, the share price of the Emerging Countries Portfolio is expected to be volatile, and investment in the Portfolio should be considered speculative and appropriate only as a long-term investment vehicle. The Worldwide Growth and International Growth Funds may also invest a portion of their assets in emerging market countries.



The investment approach of Nicholas-Applegate Capital Management (the "Investment Adviser") results in above-average portfolio turnover for each Fund. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses, and may also result in the realization and distribution to shareholders of net capital gains which are taxable to them as ordinary income for federal tax purposes.


For hedging purposes, certain Funds may purchase or write put and call options on securities and securities indices, effect transactions in futures contracts and related options on stock indices, and enter into foreign exchange forward contracts, currency futures or related options. These are derivative instruments, whose value derives from the value of an underlying security, index or currency. Risks associated with the use of such instruments include the possibility that the Investment Adviser's forecasts of market values and currency rates of exchange and other factors are not correct; imperfect correlation between the Fund's hedging technique and the asset or liability being hedged; default by the other party to the transaction; and inability to close out a position because of the lack of a liquid market. Investment in such derivative instruments may not be successful, and may reduce the returns and increase the volatility of the Funds. See "Appendix: Investment Policies, Strategies and Risks" in this Prospectus and "Investment Objectives, Policies and Risks" in the Statement of Additional Information.


The Worldwide Growth and International Growth Funds may engage in short sales, which theoretically involve unlimited loss potential and may be considered a speculative technique. See the description of the risks of short sales under "Short Sales" in "Appendix: Investment Policies, Strategies and Risks."



Each Fund may invest up to 15% of its net assets in illiquid securities. Each Fund may enter into repurchase agreements and lend its portfolio securities, which involve the risk of loss upon the default of the seller or borrower. The Funds may also borrow money from banks for temporary purposes which, among other things, may require the Funds to sell portfolio securities to meet interest and principal payments at an unfavorable time. See "Illiquid Securities," "Repurchase Agreements," "Securities Lending," and "Borrowing" in "Appendix:
Investment Policies, Strategies and Risks."



Investment Adviser. The Trust has not retained the services of an investment adviser for the Portfolios, as the Portfolios seek to achieve their investment objectives by investing all of their assets in corresponding Funds. Nicholas-Applegate Capital Management serves as investment adviser to the Funds. The Investment Adviser has been in the investment advisory business since 1984 and currently manages over $29 billion of discretionary assets for numerous clients, including employee benefit plans of corporations, public retirement systems and unions, university endowments, foundations and other institutional investors, and individuals.



The Investment Adviser is compensated for its services to the Funds in the form of monthly fees at the following annual rates: for the Emerging Countries Fund-1.25% of the Fund's net assets; and for each of the Worldwide Growth and International Growth Funds-1.00% of the first $500 million of the Fund's net assets, 0.90% of the next $500 million and 0.85% of net assets in excess of $1 billion. The advisory fees paid by the Funds are higher than those paid by most other investment companies. See "Organization and Management."


Distributor. Nicholas-Applegate Securities (the "Distributor"), an affiliate of the Investment Adviser, serves as distributor of shares of the Portfolios. The Portfolios pay no distribution or other fees to the Distributor in connection with services it provides. Under a Shareholder Service Plan, the Distributor is reimbursed for shareholder services it provides and for payments made to plan administrators and others for related support and recordkeeping services at an annual rate of up to 0.25% of the Portfolios' net assets. See "Organization and Management."

Administrator, Transfer Agent and Custodian. Investment Company Administration Corporation (the "Administrator") is the administrator for the Trust, with responsibility for managing the daily business operations of the Portfolios, subject to the supervision of the Trust's Board of Trustees. It also acts as administrator for the Master Trust. PNC Bank (the "Custodian") is the custodian for the Trust and the Master Trust, and State Street Bank and Trust Company (the "Transfer Agent") is the transfer and dividend disbursing agent for the Trust.

Purchase of Shares. Shares of the Portfolios are offered to (i) qualified retirement plans (including employer, association and other group retirement plans), employee benefit trusts, foundations and endowments, (ii) certain financial institutions having sales or service agreements with the Distributor or another broker-dealer or financial institution with respect to sales of shares of the Portfolios, and (iii) "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the Distributor or another broker-dealer or financial institution with respect to sales of shares of the Portfolios. Investments by individual participants of qualified retirement plans are made through their plan sponsor or administrator. Purchases may only be made by check or by wiring federal funds to the Transfer Agent. Shares are purchased at the next offering price without any sales charge, after an order is received in proper form by the Transfer Agent or a sub-transfer agent. The minimum initial investment is $250,000 and the minimum subsequent investment is $10,000. The minimum initial and subsequent investments are waived for individual participants of qualified retirement plans. Shares of a Portfolio may also be purchased with securities which are otherwise appropriate for investment by the Portfolio. See "Purchasing Shares."

Investor Services. The following services are provided to investors of a Portfolio for their convenience and flexibility: an automatic investment plan; automatic reinvestment and cross-reinvestment of dividends and capital gains distributions; an exchange privilege; and automatic withdrawals. See "Investor Services." Individual participants of qualified retirement plans should direct inquiries to their plan sponsor or administrator.

Redeeming Shares. Shares of the Portfolios may be redeemed by writing to the Transfer Agent or by telephone if telephone redemption privileges have been established by the plan sponsor. Redemption proceeds will be wired to your bank. Participants of qualified retirement plans must make redemption requests to the plan sponsor or administrator. The price received for Portfolio shares redeemed is at the next determined net asset value after the request is received by the Transfer Agent or a sub-transfer agent, which may be more or less than the purchase price. No contingent deferred sales charge or other fee is imposed on redemptions. See "Redeeming Shares."


Dividends, Distributions and Taxes. The Portfolios declare and pay annual dividends of net investment income. The Portfolios make distributions at least annually of any net capital gains. All dividends and distributions will be paid in the form of additional shares at net asset value unless cash payment is requested.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS



The following information is for the period from commencement of operations of the Portfolios through January 31, 1996, has been prepared by the Trust and is not audited. The information should be read in conjunction with the Portfolios' unaudited financial statements for the period and the notes thereto, which are included in the Statement of Additional Information.


                                                                                                                WORLDWIDE
                                                                                                                 GROWTH
                                                                                                                QUALIFIED
                                                                                                                PORTFOLIO
                                                                                                               8-31-95 TO
                                                                                                                1-31-96*
--------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:
Net asset value, beginning of period                                                                            $   12.50
Income from investment operations:
  Net investment income (deficit)                                                                                   (0.04)
  Net realized and unrealized gains on securities                                                                    0.24
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                                     0.20
Less distributions:
  Dividends from net investment income                                                                             --
  Distributions from capital gains                                                                                 --
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                                 $    12.70
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                                                        1.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets ($000), end of period                                                                                       $1
Ratio of expenses to average net assets+                                                                             1.68%
Ratio of net income (deficit) to average net assets+                                                                (0.71%)
Portfolio turnover                                                                                                  99.37%
Average commission rate paid                                                                                   $   0.0195

                                                                                                               INTERNATIONAL
                                                                                                                  GROWTH
                                                                                                                 QUALIFIED
                                                                                                                 PORTFOLIO
                                                                                                                  8-31-95
                                                                                                                    TO
                                                                                                                 1-31-96*
-------------------------------------------------------------------------------------------------------------
PER SHARE DATA:
Net asset value, beginning of period                                                                             $   12.50
Income from investment operations:
  Net investment income (deficit)                                                                                    (0.01 )
  Net realized and unrealized gains on securities                                                                     0.34
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                                      0.33
Less distributions:
  Dividends from net investment income                                                                             --
  Distributions from capital gains                                                                                 --
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                                 $     12.83
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                                                         2.64 %
RATIOS/SUPPLEMENTAL DATA:
Net assets ($000), end of period                                                                                       $12
Ratio of expenses to average net assets+                                                                              1.76 %
Ratio of net income (deficit) to average net assets+                                                                 (0.82 %)
Portfolio turnover                                                                                                   98.46 %
Average commission rate paid                                                                                   $    0.0174

                                                                                                                EMERGING
                                                                                                                COUNTRIES
                                                                                                                QUALIFIED
                                                                                                                PORTFOLIO
                                                                                                                 8-31-95
                                                                                                                   TO
                                                                                                                1-31-96*
-------------------------------------------------------------------------------------------------------------
PER SHARE DATA:
Net asset value, beginning of period                                                                            $   12.50
Income from investment operations:
  Net investment income (deficit)                                                                                    0.01
  Net realized and unrealized gains on securities                                                                    0.44
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                                     0.45
Less distributions:
  Dividends from net investment income                                                                             --
  Distributions from capital gains                                                                                 --
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                                 $    12.95
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                                                        3.60 %
RATIOS/SUPPLEMENTAL DATA:
Net assets ($000), end of period                                                                                      $27
Ratio of expenses to average net assets+                                                                             1.93 %
Ratio of net income (deficit) to average net assets+                                                                (0.59 %)
Portfolio turnover                                                                                                  67.08 %
Average commission rate paid                                                                                   $   0.0014


---------------------------------------

* The Portfolios commenced operations on August 31, 1995. These Financial Highlights have not been audited.



** Annualized



***Portfolio turnovers are for the corresponding Fund of the Master Trust.



+ Net of expense reimbursement equivalent to 3076.48%, 1755.08% and 847.39% of average net assets, respectively. Includes expense allocated from the Master Trust Worldwide Growth Fund, International Growth Fund and Emerging Countries Fund of 1.20%, 1.35% and 1.60%, net of expense reimbursement equivalent to 0.09%, 0.43% and 1.08% of average net assets of the Funds, respectively.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS


The investment objective and policies of each Portfolio are discussed below and in the "Appendix: Investment Policies, Strategies and Risks."


Special Considerations Regarding Master/Feeder Structure. The Portfolios seek to achieve their investment objectives by investing all of their assets in corresponding Funds, which have the same objectives as the Portfolios. The Funds, in turn, hold investment securities. Accordingly, the investment experience of each Portfolio will correspond directly with the investment experience of the related Fund. For a description of the Funds' objectives, policies, restrictions, management and expenses, see "Investment Objectives, Policies and Risk Considerations" below, the Appendix and "Organization and Management." There can be no assurance that any Portfolio or Fund will achieve its investment objective. Each Portfolio's and Fund's investment objective is a fundamental policy which may not be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio or Fund, respectively, as defined in the Investment Company Act of 1940 (the "Investment Company Act"). Upon any such approval, each Portfolio will provide at least 30 days' written notice to its investors before any change is made to its or the corresponding Fund's investment objective.

There are certain risks to the Portfolios related to the use of the "master/feeder" structure. Such risks include, but are not limited to, the following: Large-scale redemptions by other investment companies of their interests in the corresponding Funds, could have adverse effects, such as lack of portfolio diversity and decreased economies of scale, and could result in the shareholders of a Portfolio, as the remaining investor in the Fund, bearing all the operating costs of the Fund and thus experiencing higher pro rata operating expenses and lower returns than would otherwise be the case. In addition, the total withdrawal by another investment company as an investor in a Fund will cause the Fund to terminate automatically in 120 days, unless the corresponding Portfolio and any other investors in the Fund unanimously agree to continue the business of the Fund. As the Portfolio is required to submit such matters to a vote of its shareholders, it will be required to incur the expenses of shareholder meetings in connection with such withdrawals. If unanimous agreement is not reached to continue the Fund, the Board of Trustees of the Trust would need to consider alternative arrangements for the Portfolio, including investing all of the Portfolio's assets in another investment company with the same investment objective as the Portfolio or hiring an investment adviser to manage the Portfolio's assets in accordance with the investment policies described below and in "Appendix: Investment Policies, Strategies and Risks." The absence of substantial experience with the master/feeder structure could result in accounting or other difficulties. Failure by investors of a Portfolio to approve a change in the investment objective and policies of a Portfolio parallel to a change that has been approved by the investors of the corresponding Fund would require the Portfolio to redeem its shares of the Fund; this could result in a distribution in kind to the Portfolio of the portfolio securities of the Fund (rather than a cash distribution), causing the Portfolio to incur brokerage fees or other transaction costs in converting such securities to cash, reducing the diversification of the Portfolio's investments and adversely affecting its liquidity. Other shareholders in the Funds may have a greater ownership interest in the Funds than the Portfolios' interest, and could thus have effective voting control over the operation of the Funds.


The Trust's Board of Trustees believes that the Portfolios will achieve certain efficiencies and economies of scale through the "master/feeder" structure, and that the aggregate expenses of the Portfolios will be less than if the Portfolios invested directly in the securities held by the Funds. However, other investment companies that offer their shares to the public also may invest all or substantially all of their assets in the Funds. Accordingly, there may be other investment companies through which investors can invest indirectly in the Funds. The fees charged by such other investment companies may be higher or lower than those charged by the Portfolios, which may reflect, among other things, differences in the nature and level of the services and features offered by such companies to their investors. Information about the availability of other investment companies that invest in the Funds can be obtained by calling
(800) 551-8643.


A Portfolio may cease investing in a corresponding Fund only if the Board of Trustees of the Trust determines that such action is in the best interests of the Portfolio and its investors, and only with the approval of the Portfolio's investors. In that event, the Board of Trustees would consider alternative arrangements, including investing all of the Portfolio's assets in another investment company with the same investment objective as the Portfolio or hiring an investment adviser to manage the Portfolio's assets in accordance with the investment policies described below and in "Appendix: Investment Policies, Strategies and Risks."

Worldwide Growth Qualified Portfolio. The Worldwide Growth Qualified Portfolio seeks to maximize long-term capital appreciation. It invests all of its assets in the Nicholas-Applegate Worldwide Growth Fund, which has the same investment objective as the Worldwide Growth Qualified Portfolio. Assets of the Worldwide Growth Fund are invested primarily in equity securities of U.S. and foreign companies. Such companies may be in the earlier stages of development, growth companies, cyclical companies or companies believed to be undergoing a basic change in operations or markets which, in the opinion of the Investment Adviser, would result in a significant improvement in earnings. The securities of such companies may be subject to more volatile market movements than securities of larger, more established companies. Although the Fund is not restricted to investments in companies of any particular size, it currently intends to invest principally in companies with smaller to middle market capitalizations (I.E., from $100 million to $5 billion). See "Appendix: Investment Policies, Strategies and Risks" for a discussion of the risks associated with investment in such companies.

The Worldwide Growth Fund may invest in securities issued by companies based or operating in any country, including the United States. Under normal market conditions, as a fundamental policy which cannot be changed without shareholder approval, at least 65% of the Fund's total assets will be invested in securities of issuers located in at least three countries, one of which may be the United States. The Fund will normally invest approximately 30% of its total assets in securities of U.S. issuers. With these exceptions, the Fund is not driven by allocation considerations with respect to any particular countries, geographic regions or economic sectors. The Investment Adviser currently selects its portfolio securities from an investment universe of approximately 9,000 U.S. companies and 12,000 foreign issuers in the 20 largest international markets. Countries in which investment opportunities will be sought include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. However, the Fund may also invest in securities issued by companies based in other countries such as the countries of Eastern Europe and South America, Indonesia, Korea, Mexico, the Philippines, Portugal and Thailand. The Worldwide Growth Fund may also invest up to 10% of its total assets in closed-end country funds. An investment in such funds may result in duplication of fees. See "Appendix: Investment Policies, Strategies and Risks" for a discussion of the risks associated with investment in foreign securities.

Under normal market conditions, at least 75% of the Worldwide Growth Fund's total assets will be invested in equity securities (common and preferred stocks), and warrants and securities convertible into equity securities. The remainder of the Worldwide Growth Fund's assets will be invested in debt securities of foreign companies and foreign governments and their agencies and instrumentalities which the Investment Adviser believes present attractive opportunities for capital growth, as well as in various other securities and instruments described in "Appendix: Investment Policies, Strategies and Risks." The debt securities in which the Fund may invest will be rated "Baa" or higher by Moody's, "BBB-" or higher by S&P or equivalent ratings by other recognized rating agencies, or will be unrated if determined by the Investment Adviser to be of comparable quality. These securities are of investment grade, which means that their issuers are believed to have adequate capacity to pay interest and repay principal, although certain of such securities in the lower grades have speculative characteristics, and changes in economic conditions or other circumstances may be more likely to lead to a weakened capacity to pay interest and principal than would be the case with higher rated securities. If the rating of a debt security held by the Fund is downgraded below investment grade, the security will be sold as promptly as practicable. The Fund may also make short sales, which is considered a speculative technique. See "Appendix: Investment Policies, Strategies and Risks" for a discussion of the risks associated with short sale transactions.

International Growth Qualified Portfolio. The International Growth Qualified Portfolio seeks to maximize long-term capital appreciation. It invests all of its assets in the Nicholas-Applegate International Growth Fund, which has the same investment objective as the International Growth Qualified Portfolio. Assets of the International Growth Fund are invested in the same types of securities as the Worldwide Growth Fund, except that the International Growth Fund does not invest in securities of U.S. companies. Under normal market conditions, as a fundamental policy which cannot be changed without shareholder approval, at least 65% of the Fund's total assets will be invested in securities of issuers located in at least three countries. See "Worldwide Growth Institutional Portfolio" above.

Emerging Countries Qualified Portfolio. The Emerging Countries Qualified Portfolio seeks to maximize long-term capital appreciation. It invests all of its assets in the Nicholas-Applegate Emerging Countries Fund, which has the same investment objective as the Emerging Countries Qualified Portfolio. Assets of the Fund are invested primarily in equity securities of issuers located in countries with emerging securities markets -- that is, countries with securities markets which are, in the opinion of the Investment Adviser, emerging as investment markets but have yet to reach a level of maturity associated with developed foreign stock markets, especially in terms of participation by foreign investors. The Fund currently expects to invest in issuers located in some or all of the following emerging market countries: Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Greece, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Portugal, Singapore, Sri Lanka, South Africa, South Korea, Taiwan, Thailand, Turkey and Venezuela. At the discretion of the Investment Adviser, the Fund may also invest in other countries with emerging securities markets. See "Appendix: Investment Policies, Strategies and Risks" for a discussion of the risks associated with investment in emerging markets countries.

Under normal market conditions, as a fundamental policy which cannot be changed without shareholder approval, at least 65% of the Emerging Countries Fund's total assets will be invested in securities of issuers located in at least three different countries. With this exception, the Fund is not driven by allocation considerations with respect to any particular countries, geographic regions or economic sectors. Although the Fund is authorized to invest more than 25% of its total assets in the securities of issuers located in any one country, it does not currently intend to do so. The Investment Adviser currently selects portfolio securities for the Fund from an investment universe of approximately 6,000 foreign issuers in 20 emerging markets.

The Fund may invest up to 10% of its total assets in closed-end country funds. The Fund may also invest up to 20% of its total assets in securities of issuers that are not domiciled or do not have their principal places of business in developing countries, but that have or will have substantial assets in developing countries, or derive or expect to derive a substantial portion of their total revenues from either goods and services produced in, or sales made in, developing countries.

Under normal market conditions, at least 75% of the Emerging Countries Fund's total assets will be invested in equity securities (common and preferred stocks), and warrants to acquire such securities. The remainder of the Fund's assets will be invested in debt securities of foreign companies and foreign governments and their agencies and instrumentalities which the

Investment Adviser believes present attractive opportunities for capital growth, as well as in various other securities and instruments described in "Appendix:
Investment Policies, Strategies and Risks."

The debt securities in which the Emerging Countries Fund may invest will be rated "Baa" or higher by Moody's, "BBB-" or higher by S&P or investment grade by other recognized rating agencies, or will be unrated if determined by the Investment Adviser to be of comparable quality. At least 75% of the Fund's total assets invested in such securities will be invested in securities rated A or better by Moody's or S&P or, if unrated, determined to be of comparable quality by the Investment Adviser. See "Worldwide Growth Institutional Portfolio" for a description of these investment grade securities. If the rating of a debt security held by the Fund is downgraded below investment grade, the security will be sold as promptly as practicable.


The Emerging Countries Fund intends to invest principally in securities that are listed on a bona fide securities exchange or are actively traded in an over-the-counter market (either within or outside the issuer's domicile country). The Fund will not invest in securities denominated in a foreign currency unless, at the time of investment, such currency is considered by the Investment Adviser to be fully exchangeable into United States dollars without significant legal restriction. The Fund may purchase securities issued by the government of, or a company located in, one nation but denominated in the currency of another nation (or in a multinational currency unit).


Investment Techniques and Processes. The focus of the Investment Adviser's investment program is growth over time. In making decisions with respect to equity securities for the Funds, the Investment Adviser uses a proprietary investment methodology which is designed to capture positive change at an early stage. It adheres rigorously to this methodology, and applies it to various segments of the capital markets, domestically and internationally. This methodology consists of investment techniques and processes designed to identify companies with attractive earnings and dividend growth potential and to evaluate their investment prospects. These techniques and processes include relationships with an extensive network of brokerage and research firms located throughout the world; computer-assisted fundamental analysis of thousands of domestic and foreign companies; established criteria for the purchase and sale of individual securities; portfolio structuring and rebalancing guidelines; securities trading techniques; and continual monitoring and reevaluation of all holdings with a view to maintaining the most attractive mix of investments. The Investment Adviser collects data on approximately 26,000 companies in 35 countries (adjusting for reporting and accounting differences). There can be no assurance that use of the proprietary investment methodology will be successful.

The decision to invest assets of a Fund in any particular debt security will be based on such factors as the Investment Adviser's analysis of the effect of the yield to maturity of the security on the average yield to maturity of the total debt security portfolio of the Fund, the Investment Adviser's assessment of the credit quality of the issuer and other factors the Investment Adviser deems relevant. In managing the Funds' debt security investments, the Investment Adviser seeks to capture major moves in interest rates and utilizes a proprietary model to identify interest rate trends in the bond market. There can be no assurance that use of these techniques will be successful.

Investment Policies, Strategies and Risks. The Appendix and the Statement of Additional Information describe certain investment securities and techniques of the Funds, and the associated risks. These include short-term investments in cash and cash equivalents;

investment in sovereign debt securities of U.S. and foreign governments and their agencies and instrumentalities; floating and variable rate demand notes and bonds; non-convertible corporate debt securities; convertible securities and warrants; closed-end country funds; depository receipts; over-the-counter securities; when-issued securities and firm commitment agreements; foreign exchange contracts; put and call options on securities; stock index futures contracts; repurchase agreements; illiquid securities; securities lending; and borrowing.

Investment Restrictions. Each Portfolio and Fund is subject to certain investment restrictions which constitute fundamental policies. Fundamental policies may not be changed without the approval of the holders of a majority of the outstanding shares of the affected Portfolio or Fund, respectively, as defined in the Investment Company Act. An investment policy or restriction which is not described as fundamental in this Prospectus or the Statement of Additional Information may be changed or modified by the Board of Trustees of the Trust or Master Trust, as the case may be, without shareholder approval.

Certain of the investment restrictions which are fundamental policies are set forth below. Additional investment restrictions are discussed in the Appendix and Statement of Additional Information.

1. No Portfolio or Fund may invest more than 5% of its total assets in the securities of any one issuer. However, up to 25% of a Portfolio's or Fund's total assets may be invested without regard to this limitation, and this limitation does not apply to investments in securities of the U.S. Government or its agencies and instrumentalities.

2. No Portfolio or Fund may purchase more than 10% of the outstanding voting securities of any one issuer, or purchase the securities of any issuer for the purpose of exercising control.

3. No Portfolio or Fund may invest 25% or more of its total assets in any one particular industry; however, this restriction does not apply to the securities of the U.S. Government, its agencies and instrumentalities.

4. No Portfolio or Fund may make loans of its portfolio securities in an aggregate amount exceeding 30% of the value of its total assets, or borrow money (except from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions and in an aggregate amount not exceeding 20% of the value of its total assets).

5. No Portfolio or Fund may invest more than 15% of its net assets in illiquid securities.

The investment restrictions described above do not apply to an investment by a Portfolio of all of its assets in a corresponding Fund.


Portfolio Turnover. The Investment Adviser's investment approach results in above-average portfolio turnover for each Fund as the Investment Adviser sells portfolio securities when it believes the reasons for their initial purchase are no longer valid or when it believes that the sale of a security owned by a Fund and the purchase of another security of better value can enhance principal or increase income. A security may also be sold to avoid a prospective decline in market value or purchased in anticipation of a market rise. Although it is not possible to predict future portfolio turnover rates accurately, and such rates may vary greatly from year to year, the Investment Adviser anticipates that the annual portfolio turnover rate for each Fund may be up to 200%, which is substantially greater than that of many other investment companies. A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage commission expenses, which will be borne directly by the

Funds and ultimately by the investors of the corresponding Portfolios. High portfolio turnover may also result in the realization of substantial net capital gains, and any distributions derived from such gains may be ordinary income for federal tax purposes.

--------------------------------------------------------------------------------
ORGANIZATION AND MANAGEMENT


Organization. Each Portfolio is a series of Nicholas-Applegate Mutual Funds, a Delaware business trust. The Board of Trustees of the Trust, in addition to reviewing the actions of the Trust's Administrator and Distributor, as set forth below, decides upon matters of general policy with respect to each Portfolio. See "General Information". The trustees and officers of the Trust and of the Master Trust are described in the Statement of Additional Information. None of the disinterested trustees of the Trust are the same individuals as the disinterested trustees of the Master Trust.



Investment Adviser. The Trust has not retained the services of an investment adviser for the Portfolios, as the Portfolios seek to achieve their investment objectives by investing all of their assets in corresponding Funds. Nicholas-Applegate Capital Management, 600 West Broadway, 30th Floor, San Diego, California 92101, serves as the Investment Adviser to the Funds. The Investment Adviser currently manages over $29 billion of discretionary assets for numerous clients, including employee benefit plans of corporations, public retirement systems and unions, university endowments, foundations and other institutional investors, and individuals. The Investment Adviser was organized in 1984 as a California limited partnership. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership controlled by Arthur E. Nicholas. He and fourteen other partners manage a staff of approximately 300 employees.



As compensation for the services it provides, the Investment Adviser receives a monthly fee at the following annual rates: for the Emerging Countries Fund, 1.25% of the Fund's net assets; and for each of the Worldwide Growth and International Growth Funds, 1.00% on the first $500 million of the Fund's net assets, 0.90% on the next $500 million of net assets, and 0.85% on net assets in excess of $1 billion. The advisory fees paid by the Funds are higher than those paid by most other investment companies.



The Funds have been managed since inception under the general supervision of Mr. Nicholas, who has been the Chief Investment Officer of the Investment Adviser since its organization. In addition, since December 1995, John D. Wylie, as Chief Investment Officer-Retail, is also responsible for general oversight of the Funds' portfolios. The following persons are primarily responsible for the Investment Adviser's day-to-day management of the Funds' portfolios: Worldwide Growth and International Growth Funds -- the Investment Adviser's systems-driven global management team headed by Lawrence S. Speidell (since March 1994); Emerging Countries Fund -- the Investment Adviser's systems-driven global management team, headed by Lawrence S. Speidell (since inception). Mr. Speidell has been a portfolio manager with the Investment Adviser since March 1994; from 1983 until he joined the Investment Adviser, he was an institutional portfolio manager with Batterymarch Financial Management. Mr. Wylie has managed institutional investments for the Investment Adviser for more than the last five years.


Administrator. Investment Company Administration Corporation, a Delaware corporation, is the Administrator of each Portfolio. Pursuant to an Administration Agreement with the Trust, and subject to the supervision of the Board of Trustees of the Trust, the Administrator supervises the overall administration of the Trust. Its responsibilities include preparing and filing all documents required for compliance by the Trust with applicable laws and regulations, arranging for the maintenance of books and records of the Trust and supervision of other organizations that provide services to the Trust. Certain officers of the Trust are also provided by the Administrator. For the services it provides to the Trust, the Administrator receives an annual fee of between $5,000 and $35,000 for each of the groups of portfolios of the Trust investing in the various series of the Master Trust; the fee is allocated among various series of the Trust, including the Portfolios, in accordance with relative net asset values. The Administrator provides similar services as the administrator of the Master Trust, subject to the supervision of its Board of Trustees, and is compensated separately for the services rendered to each Fund at an annual rate of approximately 0.02% of the average daily net assets of the Fund.


Expense Limitation. To limit the expenses of each Portfolio, the Investment Adviser has agreed to defer its fees, and to absorb the other operating expenses of each Portfolio, to ensure that the expenses of each Portfolio (excluding interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses, but including such Portfolio's proportionate share of the corresponding Fund's similar operating expenses) do not exceed the following respective percentage of such Portfolio's average net assets on an annual basis through March 31, 1996 or any lower expense limitation imposed by any state during any fiscal period: Worldwide Growth-1.60%; International Growth-1.65%; Emerging Countries-1.90%. Each Portfolio will reimburse the Investment Adviser for fees deferred or other expenses paid by the Investment Adviser pursuant to this agreement in later years in which operating expenses for the Portfolio are less than the applicable percentage limitation set forth above for any such year. No interest, carrying or finance charge will be paid by a Portfolio with respect to any amounts representing fees deferred or other expenses paid by the Investment Adviser. In addition, no Portfolio or Fund will be required to repay any unreimbursed amounts to the Investment Adviser upon termination of its Investment Advisory Agreement with the Master Trust.


Distributor. Nicholas-Applegate Securities, 600 West Broadway, 30th Floor, San Diego, California 92101, a California limited partnership, serves as the Distributor of shares of each Portfolio. The general partner of the Distributor is Nicholas-Applegate Capital Management Holdings, L.P. and its limited partner is the Investment Adviser.

The Trust has adopted a Shareholder Service Plan under which the Portfolios reimburse the Distributor for shareholder expenses actually incurred with respect to shares of the Portfolios. Under the Shareholder Service Plan, which is a "reimbursement" plan, the Portfolios pay the Distributor an annual fee of up to 0.25% of the Portfolios' average daily net assets as reimbursement for certain expenses actually incurred in connection with shareholder services provided by the Distributor and payments to plan administrators and others for the provision of such services. Support services with respect to the beneficial owners of the Portfolios' shares include establishing and maintaining accounts and records relating to clients of plan administrators and others who invest in the Portfolios' shares, preparing tax reports, assisting clients in processing exchange and redemption requests and account designations, and responding to client inquiries concerning their investments. If in any month the Distributor is due more monies for shareholder services than are immediately payable because of the expense limitations under the Shareholder Service Plan, the unpaid amount is carried forward from month to month while the Shareholder Service Plan is in effect until such time when it may be paid. However, no carried forward amount will be payable beyond the fiscal year during which the amounts were incurred, and no interest, carrying or other finance charge is borne by the Portfolios with respect to any amount carried forward.


Custodian and Transfer and Dividend Disbursing Agent. PNC Bank, Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania, 19113, serves as Custodian for the Portfolios and the Funds. PFPC Inc., an affiliate of the Custodian, provides accounting services to the Portfolios and the Funds. State Street Bank and Trust Company, 2 Heritage Drive, 7th Floor, North Quincy, Massachusetts 02171, is the Transfer Agent and the Dividend Disbursing Agent for the Portfolios.


Portfolio Transactions and Brokerage. The Investment Adviser is responsible for the Funds' portfolio transactions and the allocation of the brokerage business. In executing such transactions, the Investment Adviser seeks to obtain the best price and execution for the Funds. Subject to obtaining the best price and execution, the Investment Adviser may effect transactions through brokers who sell shares of the Portfolios or provide research services to the Investment Adviser, which may result in the payment of higher commissions than those charged by other brokers. However, the selection of such brokers will be made in accordance with Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) requires the Investment Adviser to make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Investment Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion.

--------------------------------------------------------------------------------
PURCHASING SHARES


How to Purchase Shares. Shares of the Portfolios are offered to (i) qualified retirement plans (including employer, association and other group retirement plans), employee benefit trusts, foundations and endowments, (ii) certain financial institutions having sales or service agreements with the Distributor or another broker-dealer or financial institution with respect to sales of shares of the Portfolios, (iii) "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the Distributor or another broker-dealer or financial institution with respect to sales of shares of the Portfolios, and (iv) certain other persons determined from time to time by the Distributor.



Investments by individual participants of qualified retirement plans are made through their plan sponsor or administrator, who is responsible for transmitting all orders for the purchase, redemption and exchange of Portfolio shares. The availability of an investment by a plan participant in the Portfolios, and the procedures for investing, depend upon the provisions of the qualified retirement plan and whether the plan sponsor or administrator has contracted with the Trust or the Transfer Agent for special processing services, including subaccounting. Other institutional and eligible purchasers must arrange for services through the Transfer Agent or Distributor by calling (800) 551-8042.


Shares of the Portfolios may be purchased at net asset value without a sales charge. The minimum initial investment is $250,000 and the minimum subsequent investment is $10,000. The minimum initial and subsequent investments are waived for individual participants of qualified retirement plans, and may be waived from time to time by the Distributor for other investors. Shares of a Portfolio may also be purchased with securities which are otherwise appropriate for investment by the Portfolio. Shares will be purchased for a participant of a qualified retirement plan only upon receipt by the plan's recordkeeper of the participant's funds accompanied by the information necessary to determine the proper share allocation for the participant.

An account may be opened by completing and signing an account application and sending it to the address indicated on the application. Account applications can be obtained from the Distributor or Transfer Agent. Individual participants of qualified retirement plans can obtain an account application from their plan sponsor or administrator. Plan sponsors and administrators will be responsible for forwarding to the Transfer Agent all relevant information and account applications for plan participants.


The Distributor also offers shares of the Trust's Institutional Portfolio series to qualified retirement programs with total plan assets in excess of $50 million and certain other taxable and tax-exempt investors. The Institutional Portfolios have no shareholder service plan, and investors must make separate arrangements with administrators or others for services provided pursuant to such plans. Information about the Trust's Institutional Portfolio series can be obtained by calling (800) 551-8643.


Purchase by Wire. Purchases of shares of the Portfolios can only be made by wiring federal funds to the Transfer Agent. Before wiring federal funds, you must first telephone the Transfer Agent at (800) 551-8043 (toll-free) between the hours of 8:00 A.M. and 4:00 P.M. (Eastern time) on a day when the New York Stock Exchange is open for normal trading to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to the Portfolio's Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110, ABA No. 011000028, DDA No. 9904-645-0 Attention: Mutual Funds Division, Nicholas-Applegate, specifying on the wire the name of the Portfolio, the account number assigned by the Transfer Agent and your name. If you arrange for receipt by the Transfer Agent of federal funds prior to close of trading (currently 4:00 P.M., Eastern time) of the New York Stock Exchange on a day when the Exchange is open for normal trading, you may purchase shares of the Portfolio as of that day. Your bank is likely to charge you a fee for wire transfers.

Subsequent purchases by wire may be made at any time by calling the Transfer Agent and wiring federal funds as outlined above.

Individual participants of qualified retirement plans should purchase Portfolio shares through their plan sponsor or administrator who is responsible for forwarding payment to the Transfer Agent.

Share Price. Shares are purchased at the next offering price after the order is received in proper form by the Transfer Agent or a sub-transfer agent. An order in proper form must include all correct and complete information, documents and signatures required to process your purchase, as well as a check or bank wire payment properly drawn and collectable. For purchases by a qualified retirement plan, an order in proper form is defined as receipt of funds and the information necessary to determine the proper share allocation for each participant. The price per share is its net asset value, which is determined as of the close of trading of the New York Stock Exchange on each day the Exchange is open for normal trading. Orders received before 4:00 P.M. (Eastern time) on a day when the Exchange is open for normal trading will be processed as of the close of trading on that day. Otherwise, processing will occur on the next business day. To determine a Portfolio's net asset value per share, the current value of the Portfolio's total assets, less all liabilities, is divided by the total number of shares outstanding, and the result is rounded to the nearer cent.

Investors may be charged a fee if they effect transactions through a broker or agent.


Other Portfolios. Currently, the Trust has eight Qualified Portfolios. Three of the global Qualified Portfolios are offered pursuant to this Prospectus. Five domestic Qualified Portfolios are offered pursuant to a separate prospectus which can be obtained by calling (800) 973-8473. The Distributor also offers shares of other portfolios of the Trust which invest in the same Funds of the Master Trust as the Qualified Portfolios. These other portfolios have different sales charges and other expenses than the Qualified Portfolios, which may affect their performance. Information about these other portfolios can be obtained from your dealer or by calling (800) 551-8643.



Retirement Plans. You may invest in each Portfolio through various retirement plans including IRAs, Simplified Employee Plan (SEP) IRAs, 403(b) plans, 457 plans, and all qualified retirement plans (including 401(k) plans). For further information about any of the plans, agreements, applications and annual fees, contact the Distributor or your dealer. To determine which retirement plan is appropriate for you, please consult your tax adviser.



Other Purchase Information. The Portfolios reserve the right to reject any purchase order or to suspend or modify the continuous offering of their shares. Purchases of Portfolio shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will generally not be issued.


--------------------------------------------------------------------------------
INVESTOR SERVICES

Automatic Investment Plan. Investors may make regular monthly or quarterly investments in the Portfolio through payroll deductions in accordance with procedures adopted by the plan sponsor or administrator. Further details about this service and an application form are available from the Transfer Agent or from your plan sponsor or administrator.

Automatic Reinvestment. Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You may elect to have dividends and capital gain distributions paid in cash.

Cross-Reinvestment. You may cross-reinvest dividends or dividends and capital gain distributions paid by one Portfolio into shares of any other Qualified Portfolio, subject to conditions outlined in the Statement of Additional Information and the applicable provisions of the qualified retirement plan.

Exchange Privilege. Shares of a Portfolio may be exchanged into shares of any other Qualified Portfolio by writing to the Transfer Agent, State Street Bank and Trust Company, Attention: Mutual Funds Division, Nicholas-Applegate, P.O. Box 8326, Boston, Massachusetts 02266-8326. Please specify the name of the applicable series, the number of shares or dollar amount to be exchanged and your name and account number. Shares may also be exchanged by telephoning the Transfer Agent at (800) 551-8043 or by sending the Transfer Agent a facsimile at
(617) 774-2651, between the hours of 8:00 A.M. and 4:00 P.M. (Eastern time) on a day when the New York Stock Exchange is open for normal trading (see "Telephone Privilege" below).

The Trust's exchange privilege is not intended to afford shareholders a way to speculate on short-term market movements. Accordingly the Trust reserves the right to limit the number of exchanges an investor or participant may make in any year, to avoid excessive Portfolio expenses. In order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Emerging Countries Qualified Portfolio and increase transaction costs, the Portfolio has established a policy of limiting excessive exchange activity. Exchange activity generally will not be deemed excessive if limited to two substantive exchange redemptions, at least 30 days apart, from the Portfolio during any twelve month period. In addition, the Portfolio reserves the right to reject any exchange request that is deemed to be disruptive to efficient portfolio management. Any such restriction will be made by the Emerging Countries Qualified Portfolio on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.


Individual participants of qualified retirement plans may exchange shares (depending upon the provisions of the plan) by written or telephone request through the plan sponsor or administrator. Such participants may exchange shares only for shares of other Qualified Portfolios that are included in their plan. In addition, the exchange privilege may not be available to investors who are eligible to purchase shares of a Portfolio as a result of agreements between the Distributor and certain broker-dealers, financial planners and similar institutions.


Before effecting an exchange, you should obtain the currently effective prospectus of the series into which the exchange is to be made. Exchange purchases are subject to the minimum investment requirements of the series being purchased. An exchange will be treated as a redemption and purchase for tax purposes.


Telephone Privilege. Investors may exchange or redeem shares by telephone if they have elected the telephone privilege on their account applications. Participants in qualified retirement plans may make telephone requests only through their plan sponsor or administrator and only if such service is offered under the plan. Investors should realize that by electing the telephone privilege, they may be giving up a measure of security that they may have if they were to exchange or redeem their shares in writing. Furthermore, in periods of severe market or economic conditions, telephone exchanges or redemptions may be difficult to implement, in which case investors should mail or send by overnight delivery a written exchange or redemption request to the Transfer Agent. Overnight deliveries should be sent to the Transfer Agent, Attention:
Mutual Funds Division, Nicholas-Applegate, 2 Heritage Drive, 7th Floor, North Quincy, Massachusetts 02171. Requests for telephone exchanges or redemptions received before 4:00 P.M. (Eastern time) on a day when the New York Stock Exchange is open for normal trading will be processed as of the close of trading on that day. Otherwise, processing will occur on the next business day.


The Trust will employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine and, if it does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Trust include requiring personal identification by account number and social security number, tape recording of telephone instructions, and providing written confirmation of transactions. The Trust reserves the right to refuse a telephone exchange or redemption request if it believes, for example, that the person making the request is neither the record owner of the shares being exchanged or redeemed nor otherwise authorized by the investor to request the exchange or redemption. Investors will be promptly notified of any refused request for a telephone exchange or redemption. No Portfolio or its agents will be liable for any loss, liability or cost which results from acting upon instructions of a person reasonably believed to be an investor with respect to the telephone privilege.

Automatic Withdrawal Plan. An automatic withdrawal plan may be established by a qualified retirement plan sponsor or administrator for its participants subject to the requirements of the plan and applicable Federal law. Individual participants of qualified retirement plans must establish automatic withdrawal plans with the plan sponsor or administrator rather than the Trust. Automatic withdrawals of $250 or more may be made on a monthly, quarterly, semi-annual or annual basis if you have an account of at least $15,000 when the automatic withdrawal plan begins. Withdrawal proceeds will normally be received prior to the end of the period designated. All income dividends and capital gain distributions on shares under the Automatic Withdrawal Plan must be reinvested in additional shares of the Portfolio. For the protection of investors and the Trust, wiring instructions must be on file prior to executing any request for the wire transfer of automatic withdrawal proceeds.

Account Statements. An account is opened in accordance with applicable registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from the Transfer Agent or the plan administrator or sponsor.

Reports to Investors. Each Portfolio will send its investors annual and semi-annual reports. The financial statements appearing in annual reports will be audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Portfolios may provide one annual and semi-annual report and annual prospectus per household. In addition, quarterly unaudited financial data are available from the Portfolios upon request.


Investor Inquiries. Investor inquiries should be addressed to the Trust, P.O. Box 82169, San Diego, California 92138-2169, or by telephone, at (800) 551-8643 (toll free). Individual participants of qualified retirement plans should direct inquiries to their plan sponsor or administrator.


The services referred to above are available only in states where the Portfolio to be purchased may be legally offered and may be terminated or modified at any time upon 60 days' written notice. Investors seeking to add to, change or cancel their selection of available services should contact their plan administrator or sponsor, or the Transfer Agent at the address and telephone number provided above.

--------------------------------------------------------------------------------
REDEEMING SHARES

How to Redeem Shares. Shares of a Portfolio may be redeemed by writing to the Transfer Agent, State Street Bank and Trust Company, Attention: Mutual Funds Division, Nicholas-Applegate, P.O. Box 8326, Boston, Massachusetts 02266-8326. Redemptions by participants in qualified retirement plans must be made in writing to the plan sponsor or administrator rather than the Trust. Please specify the name of the Portfolio, the number of shares or dollar amount to be sold and your name and account number. The price received for the shares redeemed is at the next determined net asset value for the Portfolio shares after the redemption request is received by the Transfer Agent or a sub-transfer agent. No charge will be imposed by the Trust or the Transfer Agent for redemptions.

The signature on a redemption request must be exactly as names appear on the Portfolio's account records, and the request must be signed by the minimum number of persons designated on the account application that are required to effect a redemption. Requests by participants of qualified retirement plans must include all other signatures required by the plan and applicable Federal law.

If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. If the proceeds of the redemption exceed $50,000, are to be paid to a person other than the record owner, are to be sent to an address other than the address on the Transfer Agent's records, or are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request may be required to be guaranteed by an "eligible guarantor," which includes a bank or savings and loan association that is federally insured or a member firm of a national securities exchange.


Redemptions by Telephone. If an election is made on the account application (or subsequently in writing), redemptions of shares may be requested by contacting the Transfer Agent by telephone at (800) 551-8043 or by facsimile at (617) 774-2651 between the hours of 8:00 A.M. and 4:00 P.M. (Eastern time) on a day when the New York Stock Exchange is open for normal trading. Investors should state the name of the Portfolio, the number of shares or dollar amount to be sold and their name and account number. Participants of qualified retirement plans may make telephonic or facsimile redemption requests through their plan sponsor or administrator, provided that such service is offered under the plan and satisfactory arrangements have been made with the Transfer Agent. Redemption requests received by the Transfer Agent before 4:00 P.M. (Eastern time) on a day when the New York Stock Exchange is open for normal trading will be processed that day. Otherwise, processing will occur on the next business day. See "Shareholder Services -- Telephone Privilege" above.


Payment for shares presented for redemption will ordinarily be wired to your bank one business day after redemption is requested, but may take up to three days after receipt by the Transfer Agent of a written or telephonic redemption request except as indicated below. Such payment may be postponed or the right of redemption suspended at times when the New York Stock Exchange is closed for other than customary weekends and holidays, when trading on such Exchange is restricted, when an emergency exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits.

Involuntary Redemption. In order to reduce expenses of a Portfolio, the Trust may redeem all of the shares of any investor whose account has a net asset value of less than $10,000 due to redemptions other than a shareholder who is a participant in a qualified retirement plan. The Trust will give such investors 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption.

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES

The Trust intends to qualify each Portfolio as a regulated investment company under the Internal Revenue Code. Accordingly, the Portfolios will not be subject to federal income taxes on its net investment income and capital gains, if any, that they distributes to their investors. All dividends out of net investment income, together with distributions of short-term capital gains, will be taxable as ordinary income to the investors whether or not reinvested. Any net long-term capital gains distributed to investors will be taxable as such to the investors, whether or not reinvested and regardless of the length of time an investor has owned his shares.


The Portfolios declare and pay annual dividends of net investment income. The Portfolios make distributions at least annually of their net capital gains, if any. In determining amounts of capital gains to be distributed by a Portfolio, any capital loss carryovers from prior years will be offset against its capital gains. Under U.S. Treasury Regulations, the Portfolios are required to withhold and remit to the U.S. Treasury 31% of the dividends, capital gains and redemption proceeds on the accounts of those investors who fail to furnish their correct tax identification numbers on IRS Form W-9 (or IRS Form W-8, in the case of certain foreign investors) with the required certifications regarding the investor's status under the federal income tax law or who are subject to backup withholding for failure to include payments of interest or dividends on their returns. Notwithstanding the foregoing, dividends of net income and short-term capital gains to a foreign investor will generally be subject to U.S. withholding at the rate of 30% (or lower treaty rate).


The Trust may elect to "pass through" to a Portfolio's shareholders the amount of foreign income taxes paid by the Portfolio. The Trust will make such an election only if it is deemed to be in the best interests of the shareholders. If this election is made, shareholders of the Portfolio will be required to include in their gross income their pro rata share of foreign taxes paid by the Portfolio. However, shareholders will be able to treat their pro rata share of foreign taxes as either an itemized deduction or a foreign credit against U.S. income taxes (but not both) on their tax return.

The corresponding Funds are not required to pay federal income taxes on their net investment income and capital gains, as they are treated as partnerships for tax purposes. Any interest, dividends and gains or losses of a Fund will be deemed to have been "passed through" to the corresponding Portfolio and other investors in the Fund, regardless of whether such interest, dividends or gains have been distributed by the Fund or losses have been realized by the Portfolio and such other investors.

Investors should consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Dividends, Distributions and Taxes" in the Statement of Additional Information.

--------------------------------------------------------------------------------
GENERAL INFORMATION

Performance Information. From time to time the Trust may advertise each Portfolio's total return and, if applicable, its yield. These figures are based on historical earnings and are not intended to indicate future performance. Total return shows how much an investment in the Portfolio would have increased (or decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Portfolio) assuming that all distributions and dividends by the Trust to investors of the Portfolio were reinvested on the reinvestment dates during the period. Total return does not take into account any federal or state income taxes which may be payable by the investor. Yield will be calculated on a 30-day period pursuant to a formula prescribed by the Securities and Exchange Commission ("Commission"). The Trust also may include comparative performance information in advertising or marketing Portfolio shares.

Such performance information may include data from Lipper Analytical Services, Inc., other industry publications, business periodicals, rating services and market indices. See "Performance Information" in the Statement of Additional Information.

Description of Shares. The Portfolios are series of Nicholas-Applegate Mutual Funds, an open-end management investment company. The Trust was organized in December 1992 as a Delaware business trust.

The Trust is authorized to issue an unlimited number of shares of each Portfolio. Shares of a Portfolio, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares of a Portfolio are also redeemable at the option of the Trust under certain circumstances. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Portfolio is entitled to its portion of all of the Portfolio's assets after all debts and expenses of the Portfolio have been paid. Pursuant to the Trust's Declaration of Trust, the Board of Trustees of the Trust may authorize the creation of additional series, and classes within series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

Shareholders of the Portfolios are entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote by series except as otherwise required by law or when the Board of Trustees of the Trust determines that a matter to be voted upon affects only the interests of investors of a particular series. Shares of the Trust do not have cumulative voting rights for the election of Trustees. The Trust does not intend to hold annual meetings of its investors unless otherwise required by law. The Trust will not be required to hold meetings of investors unless the election of Trustees or any other matter is required to be acted on by investors under the Investment Company Act. Investors have certain rights, including the right to call a meeting upon the request of 10% of the outstanding shares of a Portfolio, for the purpose of voting on the removal of one or more Trustees.


As of February 2, 1996, the following persons held of record more than 25% of the outstanding shares of the Portfolios: Worldwide Growth Qualified Portfolio -- Nicholas-Applegate Capital Management (100.00%); International Growth Qualified Portfolio -- Charles Schwab & Co., Inc. (91.52%); Emerging Countries Qualified Portfolio -- Charles Schwab & Co., Inc. (96.17%).


Master Trust. The Funds are series of Nicholas-Applegate Investment Trust, an open-end management investment company organized as a Delaware business trust in December 1992. The trustees and officers of the Master Trust are described in the Statement of Additional Information. Whenever a Portfolio is requested to vote on matters pertaining to the corresponding Fund or the Master Trust in its capacity as a shareholder of such Fund, the Trust will hold a meeting of its investors and will cast its vote as instructed by such investors or, in the case of a matter pertaining exclusively to the corresponding Fund, as instructed particularly by investors of the Portfolio and other series of the Trust which invest in the Fund. The Trust will vote shares for which it has received no voting instructions in the same proportion as the shares for which it does receive voting instructions.

Additional Information. This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Trust with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The Master Trust has also filed a Registration Statement with the Commission. Copies of the Trust's and Master Trust's Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.

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APPENDIX

--------------------------------------------------------------------------------
INVESTMENT POLICIES, STRATEGIES AND RISKS

The investment policies and strategies of the Portfolios (as implemented through their investment in corresponding Funds) encompass the following securities, techniques and risk considerations.

Short-Term Investments (All Funds). Each of the Funds may invest in short-term investments to maintain liquidity for redemptions or during periods when, in the opinion of the Investment Adviser, attractive investments are temporarily unavailable. Under normal circumstances, no more than 10% of a Fund's total assets will be retained in cash (U.S. dollars, foreign currencies or multinational currency units) and cash equivalents. However, each Fund may invest without restriction in short-term investments for temporary defensive purposes, such as when the securities markets or economic conditions are expected to enter a period of decline. Short-term investments in which the Funds may invest include U.S. Treasury bills or other U.S. Government or Government agency or instrumentality obligations; certificates of deposit; bankers' acceptances; time deposits; high quality commercial paper and other short-term high grade corporate obligations; shares of money market mutual funds; or repurchase agreements with respect to such securities. The Funds will only invest in short-term investments which, in the opinion of the Investment Adviser present minimal credit and interest rate risk.

U.S. Government Obligations (All Funds). Securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities in which each of the Funds may invest include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of more than ten years.

Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow money from the Treasury; others, such as those issued by the Federal National Mortgage Association, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Funds will invest in securities issued or guaranteed by U.S. Government agencies and instrumentalities only when the Investment Adviser is satisfied that the credit risk with respect to the issuer is minimal.


Sovereign Debt Obligations (All Funds). Each of the Funds may invest in sovereign debt securities of emerging market governments and their agencies and instrumentalities. Investments in such securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to pay principal or interest when due in accordance with the terms of the debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Fund's net asset value, to a greater extent than the volatility inherent in domestic fixed income securities.


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
Certificates of Deposit, Time Deposits and Bankers' Acceptances (All
Funds). Each of the Funds may invest in certificates of deposit, time deposits and bankers' acceptances issued by domestic banks, foreign banks, foreign branches of domestic banks, domestic and foreign branches of foreign banks, and domestic savings and loan associations, all of which at the date of investment have capital, surplus and undivided profits as of the date of their most recent published financial statements in excess of $100 million, or less than $100 million if the principal amount of such bank obligations is insured by the Federal Deposit Insurance Corporation. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer; these instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Commercial Paper (All Funds). The Funds may invest in commercial paper of domestic and foreign entities which is rated (or guaranteed by a corporation the commercial paper of which is rated) in the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), including "P-1" or "P-2" by Moody's or "A-1" or "A-2" by S&P, or, if rated by only one NRSRO, in such NRSRO's two highest grades, or, if not rated, is issued by an entity which the Investment Adviser, acting pursuant to guidelines established by the Master Trust's Board of Trustees, has determined to be of minimal credit risk and comparable quality. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.


Variable Rate Demand Notes (All Funds). Each of the Funds may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding one year, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes, which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty. The interest rates on these notes are adjusted at designated intervals or whenever there are changes in the market rates of interest on which the interest rates are based. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the Investment Adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Investment Adviser will monitor the creditworthiness of the issuers of such obligations and their earning power and cash flow, and will also consider situations in which all holders of such notes would redeem at the same time. Investment by a Fund in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice will be subject to the Fund's limit on illiquid securities of 15% of net assets if there is no secondary market available for these obligations.


Corporate Debt Securities (All Funds). The non-convertible corporate debt securities in which the Funds may invest include obligations of varying maturities (such as debentures, bonds and notes) over a cross-section of industries. The value of a debt security changes as interest rates fluctuate, with longer-term securities fluctuating more widely in response to changes in interest rates than those of shorter-term securities. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value. For short-term purposes, all Funds may also invest in corporate obligations issued by domestic and foreign issuers which mature in one year or less and which are rated "Aa" or higher by Moody's, "AA" or higher by S&P, rated in the two highest rating categories by any other NRSRO, or which are unrated but determined by the Investment Adviser to be of minimal credit risk and comparable quality.


Convertible Securities and Warrants (All Funds). Each of the Funds may invest in securities which may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the option of the holder during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). Convertible securities generally pay interest or dividends and provide for participation in the appreciation of the underlying common stock but at a lower level of risk because the yield is higher and the security is senior to common stock. Convertible securities may also include warrants which give the holder the right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price but which do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and the failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised, in which event the warrant may expire without being exercised, resulting in a loss of a Fund's entire investment therein. As a matter of operating policy, no Fund will invest more than 5% of its net assets in warrants.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

Like other debt securities, the market value of convertible securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term securities have greater yields than do shorter term securities of similar quality, they are subject to greater price fluctuations. Fluctuations in the value of a Fund's investments will be reflected in its and the corresponding Portfolio's net asset value per share. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.


Convertible debt securities purchased by the Funds, which are acquired in whole or substantial part for their equity characteristics, are not subject to rating requirements.



Government National Mortgage Association Certificates (Worldwide Growth
Fund). The Worldwide Growth Fund may invest in certificates issued by the Government National Mortgage

Association ("GNMA") as a short-term investment. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans, which are issued by lenders such as mortgage bankers, commercial banks and savings associations, and are either insured by the Federal Housing Administration or the Veterans Administration. A pool of these mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. The timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. Principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates.



Equity Securities of Growth Companies (All Funds). Each of the Funds may invest in equity securities of growth companies, cyclical companies, companies with smaller market capitalizations (i.e., $500 million or less) or companies believed to be undergoing a basic change in operations or markets which could result in a significant improvement in earnings. Small companies and new companies often have limited product lines, markets or financial resources, and may be dependent upon one or few key persons for management. The securities of such companies may be subject to more volatile market movements than securities of larger, more established companies, both because the securities typically are traded in lower volume and because the issuers typically are more subject to changes in earnings and prospects. The corresponding Portfolios' net asset values can be expected to experience above-average fluctuations, as above-average risk is assumed by the Funds in investing in such growth companies in seeking higher than average growth in capital.


Closed-End Country Funds (All Funds). Closed-end country funds in which the Funds may invest are registered closed-end investment companies with publicly traded shares and which hold portfolio securities of issuers operated or located in a single country or geographical region. The extent to which a Fund may invest in closed-end country funds is limited by the Investment Company Act and various state securities or "blue sky" laws. Accordingly, as a fundamental policy, none of such Funds will own more than 3% of the outstanding voting stock of any closed-end investment company, will invest more than 10% of its total assets in securities issued by closed-end investment companies nor, together with other investment companies managed by the Investment Adviser, will own more than 10% of any closed-end investment company. Assets of the Funds invested in closed-end country funds are subject to advisory and other fees imposed by the closed-end country fund, as well as to fees imposed by the Funds.


Depository Receipts (All Funds). Each of the Funds may invest in American Depository Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. The Funds may also invest in European and Global Depository Receipts ("EDRs" and "GDRs"), which, in bearer form, are designed for use in European and foreign securities markets, and in other instruments representing securities of foreign companies. Such depository receipts may be sponsored by the foreign issuer or may be unsponsored. Unsponsored depository receipts are organized independently and without the cooperation of the foreign issuer of the underlying securities; as a result, available information regarding the issuer may not be as current as for sponsored depository receipts, and the prices of unsponsored depository receipts may be more volatile than if they were sponsored by the issuers of the underlying securities.

Foreign Investment Considerations (All Funds). There are special risks associated with investments in securities of foreign companies and governments, which add to the usual risks inherent in domestic investments. Such special risks include fluctuations in foreign exchange rates, political or economic instability in the country of issue, and the possible imposition of exchange controls or other laws or restrictions. In addition, securities prices in foreign markets are generally subject to different economic, financial, political and social factors than are the prices of securities in United States markets. With respect to some foreign countries there may be the possibility of expropriation or confiscatory taxation, limitations on liquidity of securities or political or economic developments which could affect the foreign investments of a Fund. Moreover, securities of foreign issuers generally will not be registered with the Securities and Exchange Commission and such issuers generally will not be subject to the Commission's reporting requirements. Accordingly, there is likely to be less publicly available information concerning certain of the foreign issuers of securities held by a Fund than is available concerning U.S. companies. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign broker-dealers, financial institutions and listed companies than exists in the United States. The Funds will not invest in securities denominated in a foreign currency unless, at the time of investment, such currency is considered by the Investment Adviser to be fully exchangeable into United States dollars without significant legal restriction. See "Investment Objectives, Policies and Risks -- Foreign Investments" in the Statement of Additional Information.


Special Considerations Regarding Emerging Markets Investments. (All Funds.) Investments in securities issued by the governments of emerging or developing countries, and of companies within those countries, involves greater risks than other foreign investments. Investments in emerging or developing markets involve exposure to economic and legal structures that are generally less diverse and mature (and in some cases the absence of developed legal structures governing private and foreign investments and private property), and to political systems which can be expected to have less stability, than those of more developed countries. The risks of investment in such countries may include matters such as relatively unstable governments, higher degrees of government involvement in the economy, the absence until recently of capital market structures or market-oriented economies, economies based on only a few industries, securities markets which trade only a small number of securities, restrictions on foreign investment in stocks, and significant foreign currency devaluations and fluctuations.

Emerging markets can be substantially more volatile than both U.S. and more developed foreign markets. Such volatility may be exacerbated by illiquidity. The average daily trading volume in all of the emerging markets combined is a small fraction of the average daily volume of the U.S. market. Small trading volumes may result in a Fund being forced to purchase securities at substantially higher prices than the current market, or to sell securities at much lower prices than the current market.

The Emerging Countries Fund is not restricted to investments in companies of any particular size or market capitalization. The issuers of the equity securities acquired by the Fund may be in the earlier stages of development, growth companies, cyclical companies, or companies believed to be undergoing a basic change in markets or operations which, in the opinion of the Investment Adviser, would result in a significant improvement in earnings. Smaller companies and new companies often have limited production lines, markets or financial resources, and may be dependent upon a few key persons for management. The securities of such companies may be subject to more volatile market movements than securities of larger or more established companies.

As a result of the factors described above, the share price of the Emerging Countries Portfolio is expected to be volatile, investment in the Portfolio should be considered speculative, and investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. Because of the risks associated with international equity investments and emerging markets in particular, the Emerging Countries Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements.

Over-the-Counter Securities (All Funds). Securities owned by each of the Funds may be traded in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by such Funds of portfolio securities to meet redemptions by investors or otherwise may require the Funds to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a lengthy period of time.

When-Issued Securities and Firm Commitment Agreements (All Funds). The Funds may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions in which the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). Delivery and payment for these securities typically occur 15 to 45 days after the commitment to purchase. No interest accrues to the purchaser during the period before delivery. There is a risk in these transactions that the value of the securities at settlement may be more or less than the agreed upon price, or that the party with which a Fund enters into such a transaction may not perform its commitment. The Funds will normally enter into these transactions with the intention of actually receiving or delivering the securities. The Funds may sell the securities before the settlement date.

To the extent a Fund engages in any of these transactions it will do so for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for the purpose of investment leverage. The Funds will segregate liquid assets such as cash, U.S. Government securities and other liquid high quality debt securities in an amount sufficient to meet their payment obligations with respect to these transactions. A Fund may not purchase when-issued securities or enter into firm commitments if, as a result, more than 15% of the Fund's net assets would be segregated to cover such contracts.

Short Sales (Worldwide Growth and International Growth Funds). The Investment Adviser believes that its growth equity management approach, in addition to identifying equity securities the earnings and prices of which it expects to grow at a rate above that of the S&P 500, also identifies securities the prices of which can be expected to decline. Therefore, each of the Worldwide Growth and International Growth Funds is authorized to make short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales "against the box") and to make short sales of securities which it does not own or have the right to acquire. A short sale that is not made "against the box" is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. When the Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.

Short sales by the Worldwide Growth or International Growth Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share, and that of the corresponding Portfolio, will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although the Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. The value of securities of any issuer in which a Fund maintains a short position which is "not against the box" may not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of such class of the issuer.

If the Worldwide Growth or International Growth Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position.

In the view of the Securities and Exchange Commission, a short sale involves the creation of a "senior security" as such term is defined in the Investment Company Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash or U.S. Government securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or U.S. Government securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and U.S. Government securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. As a matter of policy, the Master Trust's Board of Trustees has determined that no Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value.

A Fund's ability to enter into short sales transactions is limited by the requirements of the Internal Revenue Code with respect to the corresponding Portfolio's qualification as a regulated investment company. See "Dividends, Distributions and Taxes" in the Statement of Additional Information.

Foreign Exchange Contracts (All Funds). Since the Funds may invest primarily in securities denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the values of its portfolio securities and the unrealized appreciation or depreciation of its investments. The rate of exchange between the U.S. dollar and other currencies is determined by forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

The Funds may enter into derivative positions such as foreign exchange forward contracts or currency futures or options contracts for the purchase or sale of foreign currency to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar equivalent of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which the Fund has investments may suffer a decline against the U.S. dollar. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the Fund may purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, the Fund might sell a particular currency on either a spot (cash) basis at the rate then prevailing in the currency exchange market or on a forward basis by entering into a forward contract to purchase or sell currency, to hedge against an anticipated decline in the U.S. dollar value of securities it intends or has contracted to sell. This method of attempting to hedge the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. No such Fund is obligated to engage in any such currency hedging operations, and there can be no assurance as to the success of any hedging operations which the Fund may implement. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. No such Fund intends to maintain a net exposure to such contracts where the fulfillment of the Fund's obligations under such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

Options (All Funds). Each of the Funds may purchase listed covered "put" and "call" options with respect to securities which are otherwise eligible for purchase by such Fund and with respect to various stock indices, for hedging purposes, subject to the following restrictions: the aggregate premiums on call options purchased by a Fund may not exceed 5% of the market value of net assets of the Fund as of the date the call options are purchased, and the aggregate premiums on put options may not exceed 5% of the market value of the net assets of the Fund as of the date such options are purchased. In addition, no Fund will purchase or sell options if, immediately thereafter, more than 25% of its net assets would be hedged. A "put" gives a holder the right, in return for the premium paid, to require the writer of the put to purchase from the holder a security at a specified price. A "call" gives a holder the right, in return for the premium paid, to require the writer of the call to sell a security to the holder at a specified price. An option on a securities index (such as a stock index) gives the holder the right, in return for the premium paid, to require the writer to pay cash equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiplier.


Put and call options are derivative securities traded on United States and foreign exchanges, including the American Stock Exchange, Chicago Board Options Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange and New York Stock Exchange. Additionally, the Funds may purchase options not traded on a securities exchange, which may bear a greater risk of nonperformance than options traded on a securities exchange. Options not traded on an exchange are considered dealer options and generally lack the liquidity of an exchange traded option. Accordingly, dealer options may be subject to the Funds' restriction on investment in illiquid securities, as described below. Dealer options may also involve the risk that the securities dealers participating in such transactions will fail to meet their obligations under the terms of the option.


The Funds may also write listed covered options on up to 25% of the value of their respective net assets. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options written by a Fund give the holder the right to sell the underlying security to the Fund. A call option is covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of securities currently held by the Fund. A put option is covered if the Fund maintains cash or cash equivalents equal to the exercise price in a segregated amount with its Custodian. If an option written by a Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option written by a Fund may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a gain from a closing purchase transaction if the cost of the closing transaction is less than the premium received from writing the option; if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a gain; if it is less, the Fund will realize a loss.

Futures Contracts (All Funds). The Funds may purchase and sell stock index futures contracts as a hedge against changes in market conditions. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made.

The Funds may also purchase and sell financial futures contracts as a hedge against changes in interest rates. Additionally, the Funds may purchase and sell currency futures contracts to hedge against foreign currency fluctuations, and may purchase and sell related options on futures contracts. A financial or currency futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of financial instrument or currency called for in the contract at a specified future time (the settlement date) for a specified price. Although the terms of a contract call for actual delivery or acceptance of the financial instrument or currency, the contracts will be closed out before the delivery date without delivery or acceptance taking place. Futures options possess many of the same characteristics as options on securities and indices. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell
(put) to the writer of the option a
futures contract at a specified price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A futures option may be closed out before exercise or expiration by an offsetting purchase or sale of a futures option of the same series.

Financial, currency and stock index futures contracts are derivative instruments traded on United States commodities and futures exchanges, including the Chicago Mercantile Exchange, the New York Futures Exchange, the Kansas City Board of Trade, the Chicago Board of Trade and the International Monetary Market, as well as commodity and securities exchanges located outside the United States, including the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

The Funds will not engage in transactions in futures contracts for speculation, but only as a hedge against the risk of unexpected changes in the values of securities held or intended to be held by the Funds. As a general rule, no Fund will purchase or sell futures if, immediately thereafter, more than 25% of its net assets would be hedged. In addition, no Fund may purchase or sell futures or related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the fund's net assets. In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents equal to the market value of the futures contracts will be deposited in a segregated account with the Fund's Custodian or with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.


Special Hedging Considerations (All Funds). Special risks are associated with the use of options and futures contracts as hedging techniques. There can be no guaranty of a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. A lack of correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the Fund's return might have been better had hedging not been attempted. In addition, a decision as to whether, when and how to use options or futures involves the exercise of skill and judgment which are different from those needed to select portfolio securities, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior, currency fluctuations or interest rate trends. If the Investment Adviser is incorrect in its forecasts regarding market values, currency fluctuations, interest rate trends or other relevant factors, a Fund may be in a worse position than if the Fund had not engaged in options or futures transactions. The potential loss incurred by a Fund in writing options on futures and engaging in futures transactions is unlimited. The Investment Adviser is experienced in the use of options and futures contracts as an investment technique.


There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out an option position or futures contract. Most futures exchanges and boards of trade limit the amount of fluctuation in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and a Fund would remain obligated to meet margin requirements until the position is closed.

A Fund's ability to enter into options and futures contracts is limited by the requirements of the Internal Revenue Code with respect to the corresponding Portfolio's qualification as a regulated investment company. See "Dividends, Distributions and Taxes" in the Statement of Additional Information.

Repurchase Agreements (All Funds). Each Fund may on occasion enter into repurchase agreements, in which the Fund purchases securities and the seller agrees to repurchase them from the Fund at a mutually agreed-upon time and price. The period of maturity is usually overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. Each Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to 102% of the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily and, if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by a Fund may be delayed or limited. A Fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected financial institutions and brokers and dealers which meet certain creditworthiness and other criteria.

Illiquid Securities (All Funds). Each Fund may invest up to 15% of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 ("restricted securities"), securities which are otherwise not readily marketable such as over-the-counter, or dealer traded, options, and repurchase agreements having a maturity of more than seven days. Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might not be able to dispose of restricted or other securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Securities and Exchange Commission under the Securities Act of 1933, the Master Trust's Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale, based on factors such as the frequency of trades and quotes for the securities, the number of dealers and others wishing to purchase and sell the securities, and the nature of the security and the marketplace trades. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid. Investing in restricted securities eligible for resale under Rule 144A could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become for a time uninterested in purchasing such securities.

Securities Lending (All Funds). To increase its income, each Fund may lend its portfolio securities to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulatory requirements. The Master Trust's Board of Trustees has adopted an operating policy that limits the amount of loans made by a Fund to not more than 30% of the value of the total assets of the Fund. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or secured a letter of credit. Such loans involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, such securities lending will be made only when, in the Investment Adviser's judgment, the income to be earned from the loans justifies the attendant risks. Loans are subject to termination at the option of the Fund or the borrower.

Borrowing (All Funds). Each Fund may borrow money from banks in amounts up to 20% of its total assets (calculated when the loan is made) only for temporary, extraordinary or emergency purposes or for the clearance of transactions. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. All borrowings by a Fund will be made only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings. If such asset coverage of 300% is not maintained, the Fund will take prompt action to reduce its borrowings as required by applicable law. Short sales "not against the box" are considered borrowings for purposes of the percentage limitations applicable to borrowings.

                         NICHOLAS-APPLEGATE MUTUAL FUNDS
                              QUALIFIED PORTFOLIOS
                          600 West Broadway, 30th Floor
                          San Diego, California  92101
                                 (800) 551-8643

                       STATEMENT OF ADDITIONAL INFORMATION

                                 March 4, 1996

          Nicholas-Applegate Mutual Funds (the "Trust") is an open-end management investment company currently offering a number of separate diversified portfolios. This Statement of Additional Information contains information regarding eight of these portfolios (each a "Portfolio" and collectively the "Portfolios"): Nicholas-Applegate Core Growth Qualified Portfolio (the "Core Growth Portfolio"); Nicholas-Applegate Emerging Growth Qualified Portfolio (the "Emerging Growth Portfolio"); Nicholas-Applegate Income & Growth Qualified Portfolio (the "Income & Growth Portfolio"); Nicholas-Applegate Balanced Growth Qualified Portfolio (the "Balanced Portfolio"); Nicholas-Applegate Government Income Qualified Portfolio (the "Government Portfolio"); Nicholas-Applegate Worldwide Growth Qualified Portfolio (the "Worldwide Portfolio"); Nicholas-Applegate International Growth Qualified Portfolio (the "International Growth Portfolio"); and Nicholas-Applegate Emerging Countries Qualified Portfolio (the "Emerging Countries Portfolio").

          The various Portfolios of the Trust may from time to time be collectively referred to as the "Nicholas-Applegate Advisory Portfolios."

          This Statement of Additional Information is not a prospectus, but contains information in addition to and more detailed than that set forth in the Portfolios' Prospectuses and should be read in conjunction with each such Prospectus. Each Portfolio Prospectus may be obtained without charge by calling or writing the Trust at the address and phone number written above.


                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----

General Information ......................................................  B-2
Investment Objectives, Policies and Risks ................................  B-2
Investment Restrictions .................................................. B-20
Principal Holders of Securities .......................................... B-23
Trustees and Principal Officers .......................................... B-24
Investment Adviser ....................................................... B-27
Administrator ............................................................ B-28
Distributor .............................................................. B-30
Portfolio Transactions and Brokerage ..................................... B-31
Purchase and Redemption of Portfolio Shares .............................. B-32
Shareholder Services ..................................................... B-32
Net Asset Value .......................................................... B-34
Taxes .................................................................... B-35
Performance Information .................................................. B-39
Custodian, Transfer and Dividend Disbursing Agent,
  Independent Accountants and Legal Counsel .............................. B-40
Miscellaneous ............................................................ B-41
Appendix A - Description of Securities Ratings ...........................  A-1
Appendix B - Financial Statements ........................................  A-8

                               GENERAL INFORMATION



          The Trust and the Master Trust were organized in December 1992 as business trusts under the laws of Delaware. The Trust offers shares of numerous portfolios with differing sales load, shareholder service plan and distribution plan arrangements, including Series A portfolios, Series B portfolios, Series C portfolios, Institutional portfolios and Qualified portfolios. This Statement of Additional Information contains information regarding the eight Portfolios identified on the cover page.


          The various portfolios of the Trust seek to achieve their respective investment objectives by investing all of their assets in corresponding series of the Nicholas-Applegate Investment Trust (the "Master Trust"), an open-end management investment company organized as a Delaware business trust. The Master Trust offers shares of fourteen separate series (each a "Fund" and collectively the "Funds") to the portfolios and other investment companies and institutional investors, including the following: the Nicholas-Applegate Core Growth Fund (the "Core Growth Fund"), in which the Core Growth Portfolio invests; the Nicholas-Applegate Emerging Growth Fund (the "Emerging Growth Fund"), in which the Emerging Growth Portfolio invests; the Nicholas-Applegate Income & Growth Fund (the "Income & Growth Fund"), in which the Income & Growth Portfolio invests; the Nicholas-Applegate Balanced Fund (the "Balanced Fund"), in which the Balanced Growth Portfolio invests; the Nicholas-Applegate Government Income Fund (the "Government Fund"), in which the Government Portfolio invests; the Nicholas-Applegate Worldwide Growth Fund (the "Worldwide Fund"), in which the Worldwide Portfolio invests; the Nicholas-Applegate International Growth Fund (the "International Growth Fund"), in which the International Growth Portfolio invests; and the Nicholas-Applegate Emerging Countries Fund (the "Emerging Countries Fund"), in which the Emerging Countries Portfolio invests.


                    INVESTMENT OBJECTIVES, POLICIES AND RISKS

          The following discussion supplements the discussion of each Portfolio's investment objective and policies as set forth in the Portfolios' Prospectus. As each Portfolio seeks to achieve its investment objective by investing all of its assets in a corresponding Fund with the same investment objective as the Portfolio, the following discussion describes the various investment policies and techniques employed by the Funds. There can be no assurance that the investment objective of any of the Funds or Portfolios can be achieved.

EQUITY SECURITIES OF GROWTH COMPANIES

          Each of the Core Growth, Emerging Growth, Income & Growth, Balanced, Worldwide, International Growth and Emerging Countries Funds invests in equity securities of domestic and foreign companies, the earnings and stock prices of which are expected by the Master Trust's Investment Adviser to grow at an above-average rate. Such investments will be diversified over a cross-section of industries and individual companies. Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

CONVERTIBLE SECURITIES AND WARRANTS

          The Core Growth, Emerging Growth, Income & Growth, Balanced, Government, Worldwide, International Growth and Emerging Countries Funds each may invest in convertible securities and warrants. A convertible security is a fixed income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

          A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

OTHER CORPORATE DEBT SECURITIES

          The Core Growth, Emerging Growth, Income & Growth, Balanced, Government, Worldwide, International Growth and Emerging Countries Funds invest in non-convertible debt securities of foreign and domestic companies over a cross-section of industries. The debt securities in which such Funds may invest will be of varying maturities and may include corporate bonds, debentures, notes and other similar corporate debt instruments. The value of a longer-term debt security fluctuates more widely in response to changes in interest rates than do shorter-term debt securities.

RISKS OF INVESTING IN DEBT SECURITIES

          There are a number of risks generally associated with an investment in debt securities (including convertible securities). Yields on short, intermediate, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such
portfolio investments.   The ability of the Funds to achieve their investment
objectives also depends on the continuing ability of the issuers of the debt securities in which the Funds invest to meet their obligations for the payment of interest and principal when due.

RISKS OF INVESTING IN LOWER-RATED DEBT SECURITIES

          As set forth in the applicable Prospectuses, the Income & Growth and Balanced Funds may invest a portion (less than 35%) of their net assets in debt securities rated below "Baa" by Moody's or "BBB-" by S&P or below investment grade by other recognized rating agencies, or in unrated securities of comparable quality under certain circumstances. Securities with ratings below "Baa" and/or "BBB-" are commonly referred to as "junk bonds." Such bonds are subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds for a variety of reasons, including the following:

          SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. The economy and interest rates affect high yield securities differently from other securities. For example, the prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults, the Funds may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Funds' asset values.

          PAYMENT EXPECTATIONS. High yield bonds present certain risks based on payment expectations. For example, high yield bonds may contain redemption and call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market, as will the value of the Fund's assets. If a Fund experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return.

          LIQUIDITY AND VALUATION. To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and this may impact the Investment Adviser's ability to accurately value high yield bonds and the Fund's assets and hinder the Fund's ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

          CREDIT RATINGS. Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Investment Adviser must monitor the issuers of high yield bonds in the Funds' portfolios to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds' liquidity so the Funds can meet redemption requests. The Funds will not necessarily dispose of a portfolio security when its rating has been changed.

SHORT-TERM INVESTMENTS

          Each of the Funds invests in any of the following securities and instruments:

          BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. Each Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

          A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Foreign Investments" below. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

          Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

          As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

          In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

          SAVINGS ASSOCIATION OBLIGATIONS. The Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

          COMMERCIAL PAPER, SHORT-TERM NOTES AND OTHER CORPORATE OBLIGATIONS. The Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

          Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by S&P, "Prime-l" or "Prime-2" by Moody's, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Investment Adviser to be of comparable quality. These rating symbols are described in Appendix A.

          Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Funds may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

MONEY MARKET FUNDS

          The Funds may under certain circumstances invest a portion of their assets in money market funds. The Investment Company Act prohibits the Funds from investing more than 5% of the value of their total assets in any one investment company, or more than 10% of the value of their total assets in investment companies as a group, and also restricts their investment in any investment company to 3% of the voting securities of such investment company. The Investment Adviser will not impose an advisory fee on assets of a Fund invested in a money market mutual fund. However, an investment in a money market mutual fund will involve payment by a Fund of its pro rata share of advisory and administrative fees charged by such fund.


GOVERNMENT OBLIGATIONS

          Each Fund may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.


          Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

          The Worldwide, International Growth and Emerging Countries Funds may invest in sovereign debt obligations of foreign countries. A sovereign debtor's willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to meet such conditions could result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debt in a timely manner.

ZERO COUPON SECURITIES

          The Income & Growth, Balanced, and Government Funds may each invest in zero coupon securities issued by the U.S. Treasury on up to 35% of their respective net assets. Zero coupon Treasury securities are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts, or certificates representing interests in such stripped debt obligations or coupons. Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest.


VARIABLE AND FLOATING RATE INSTRUMENTS

          The Funds may acquire variable and floating rate instruments. Such instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by the Investment Adviser under guidelines established by the Master Trust's Board of Trustees to be of comparable quality at the time of the purchase and rated instruments eligible for purchase by the Fund. In making such determinations, the Investment Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by the Fund. The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved in the event of the issuer of the instrument defaulting on its payment obligation or during periods in which the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.

MORTGAGE-RELATED SECURITIES

          The Government Fund invests in mortgage-related securities. Mortgage-related securities are derivative interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The Government Fund may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of U.S. mortgage-related securities.

          U.S. MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-throughs." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

          The principal governmental guarantor of U.S. mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.

          Government-related guarantors include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages not insured or guaranteed by any government agency from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders. FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC's national portfolio. Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the United States Government.

          Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.

          COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A domestic or foreign CMO in which the Government Fund may invest is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Like a bond, interest is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, FNMA or equivalent foreign entities.

          CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal and interest received from the pool of underlying mortgages, including prepayments, is first returned to the class having the earliest maturity date or highest maturity. Classes that have longer maturity dates and lower seniority will receive principal only after the higher class has been retired.

FOREIGN INVESTMENTS

          The Core Growth, Emerging Growth, Income & Growth, Balanced, Worldwide, International Growth and Emerging Countries Funds may invest in securities of foreign issuers that are not publicly traded in the United States. The Funds may also invest in depository receipts, and the Worldwide, International Growth and Emerging Countries Funds may invest in foreign currency futures contracts.

          The United States government from time to time has imposed restrictions, through taxation or otherwise, on foreign investments by U.S. entities such as the Funds. If such restrictions should be reinstituted, it might become necessary for such Funds to invest substantially all of their assets in United States securities. In such event, the Board of Trustees of the Trust would consider alternative arrangements, including reevaluation of the Portfolios' investment objectives and policies, investment of all of the Portfolios' assets in another investment company with different investment objectives and policies than the Funds, or hiring an investment adviser to manage the Portfolios' assets. However, a Portfolio would adopt any revised investment objective and fundamental policies only after approval by the shareholders holding a majority (as defined in the Investment Company Act) of the shares of the Portfolio.

          DEPOSITORY RECEIPTS. American Depository Receipts ("ADRS") may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in the United States dollars; the underlying security may be denominated in a foreign currency, although the underlying security may be subject to foreign government taxes which would reduce the yield on such securities.

          RISKS OF INVESTING IN FOREIGN SECURITIES. Investments in foreign securities involve certain inherent risks, including the following:

          POLITICAL AND ECONOMIC FACTORS. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

          CURRENCY FLUCTUATIONS. All of the Funds may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's assets denominated in that currency. Such changes will also affect the Fund's income. The value of the Fund's assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

          MARKET CHARACTERISTICS. The Investment Adviser expects that most foreign securities in which the Funds invest will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Funds' portfolio securities may be less liquid and more volatile than U.S. Government securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

          Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Fund's positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

          LEGAL AND REGULATORY MATTERS. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

          TAXES. The interest payable on certain of the Funds' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolios' shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by the Funds.

          COSTS. The expense ratios of the Funds are likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

          In considering whether to invest in the securities of a foreign company, the Investment Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund (other than the International and Emerging Countries Funds) will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the Prospectuses, depending on the Investment Adviser's assessment of prevailing market, economic and other conditions.

OPTIONS ON SECURITIES AND SECURITIES INDICES

          PURCHASING PUT AND CALL OPTIONS. The Core Growth, Emerging Growth, Income & Growth, Balanced, Worldwide, International Growth and Emerging Countries Funds are each authorized to purchase covered "put" and "call" options with respect to securities which are otherwise eligible for purchase by the Funds and with respect to various stock indices subject to certain restrictions. Such Funds will engage in trading of such derivative securities exclusively for hedging purposes.

          If a Fund purchases a put option, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when the Investment Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs.

If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

          If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if the Fund has a short position in the underlying security and the security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of the Fund in the underlying security and the price of the underlying security thereafter falls, the profit the Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

          Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased. The Funds generally will purchase only those options for which the Investment Adviser believes there is an active secondary market to facilitate closing transactions.

          WRITING CALL OPTIONS. The Core Growth, Emerging Growth, Income & Growth, Worldwide, International Growth and Emerging Countries Funds may write covered call options. A call option is "covered" if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

          Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

          A Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. A Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to the Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

          STOCK INDEX OPTIONS. The Funds (other than the Government Fund) may also purchase put and call options with respect to the S&P 500 and other stock indices. Such options may be purchased as a hedge against changes resulting from market conditions in the values of securities which are held in a Fund's portfolio or which it intends to purchase or sell, or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

          The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index would be subject to the Investment Adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

          Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this were to occur, the Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the policy of the Funds to purchase put or call options only with respect to an index which the Investment Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

          RISKS OF INVESTING IN OPTIONS. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

          A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Internal Revenue Code requirements for qualification of the corresponding Portfolio as a regulated investment company. See "Dividends, Distributions and Taxes."

          In addition, when trading options on foreign exchanges, many of the protections afforded to participants in United States option exchanges will not be available. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" below.

          DEALER OPTIONS. The Core Growth, Emerging Growth, Worldwide, International Growth and Emerging Countries Funds will engage in transactions involving dealer options as well as exchange-traded options. Certain risks are specific to dealer options. While the Funds might look to a clearing corporation to exercise exchange-traded options, if a Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

          Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Portfolio's ability to sell portfolio securities at a time when such sale might be advantageous.

          The Staff of the Securities and Exchange Commission (the "Commission") has taken the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund's limitation on unmarketable securities. If the Commission changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

FOREIGN CURRENCY OPTIONS

          The Worldwide, International Growth and Emerging Countries Funds may buy or sell put and call options on foreign currencies. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. The Funds will use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Funds to reduce foreign currency risk using such options.

          As with other kinds of option transactions, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. The Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

FORWARD CURRENCY CONTRACTS

          The Worldwide, International Growth and Emerging Countries Funds may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fix number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

FUTURES CONTRACTS AND RELATED OPTIONS

          Each of the Core Growth, Emerging Growth, Income & Growth, Balanced, Government, Worldwide, International Growth and Emerging Countries Funds may invest in futures contracts and options on futures contracts as a hedge against changes in market conditions or interest rates. Such Funds will trade in such derivative securities for bona fide hedging purposes and otherwise in accordance with the rules of the Commodity Futures Trading Commission ("CFTC"). Each such Fund will segregate liquid assets in a separate account with its Custodian when required to do so by CFTC guidelines in order to cover its obligation in connection with futures and options transactions.

          STOCK INDEX FUTURES CONTRACTS. The Core Growth, Emerging Growth, Income & Growth, Balanced, Worldwide, International Growth and Emerging Countries Funds may invest in futures contracts on stock indices. Currently, stock index futures contracts can be purchased or sold with respect to the S&P 500 Stock Price Index on the Chicago Mercantile Exchange, the Major Market Index on the Chicago Board of Trade, the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade. Foreign financial and stock index futures are traded on foreign exchanges including the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

          No price is paid or received by a Fund upon the purchase or sale of a futures contract. When it enters into a domestic futures contract, the Fund will be required to deposit in a segregated account with its Custodian an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This amount is known as initial margin. The margin requirements for foreign futures contracts may be different.

          The nature of initial margin in futures transactions is different from that of margin in securities transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments (called variation margin) to and from the broker will be made on a daily basis as the price of the underlying stock index fluctuates, to reflect movements in the price of the contract making the long and short positions in the futures contract more or less valuable. For example, when the Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position will be less valuable and the Fund will be required to make a variation margin payment to the broker.

          At any time prior to expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is made on closing the position. Additional cash is paid by or released to the Fund, which realizes a loss or a gain.

          INTEREST RATE OR FINANCIAL FUTURES CONTRACTS. The Income & Growth, Government, Worldwide, International Growth and Emerging Countries Funds may invest in interest rate or financial futures contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade.
In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.

          The sale of an interest rate or financial futures sale by a Fund would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchased by a Fund would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

          Although interest rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. Closing out of a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

          At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is made on closing the position. Additional cash is paid by or released to the Fund, which realizes a loss or gain.


          The Funds deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Domestic interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. A public market now exists in domestic futures contracts covering various financial instruments including long-term United States Treasury bonds and notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month United States Treasury bills; and 90-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments. International interest rate futures contracts are traded on the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

          FOREIGN CURRENCY FUTURES CONTRACTS. The Worldwide, International Growth and Emerging Countries Funds may use foreign currency future contracts for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the German mark, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European Currency Unit ("ECU"). Other foreign currency futures contracts are likely to be developed and traded in the future. The Funds will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

          RISKS OF TRANSACTIONS IN FUTURES CONTRACTS. There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge. The price of the future may move more or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or a gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge.

          To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the futures contract, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility over such time period of the future. Conversely, the Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contract being used. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance while the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund will lose money on the future and also experience a decline in value in its portfolio securities. However, the Investment Adviser believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based.

          Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the stock index or cash market due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index or cash market and futures markets. In addition, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. As a result of price distortions in the futures market and the imperfect correlation between movements in the cash market and the price of securities and movements in the price of futures, a correct forecast of general trends by the Investment Adviser may still not result in a successful hedging transaction over a very short time frame.

          Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. When futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

          Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

          Successful use of futures by a Fund is also subject to the Investment Adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

          In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures contracts or options, the Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

          OPTIONS ON FUTURES CONTRACTS. Each of the Core Growth, Emerging Growth, Income & Growth, Government, Worldwide, International Growth and Emerging Countries Funds may purchase options on the futures contracts they can purchase or sell, as described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. There is no guarantee that such closing transactions can be effected.

          Investments in futures options involve some of the same considerations as investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Funds because the maximum amount at risk is limited to the premium paid for the options (plus transaction costs).

          RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND RELATED OPTIONS. A Fund will not engage in transactions in futures contracts or related options for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Funds. A Fund may not purchase or sell futures or purchase related options if, immediately thereafter, more than 25% of its net assets would be hedged. A Fund also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's net assets.

          Upon the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Custodian or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

          These restrictions, which are derived from current federal and state regulations regarding the use of options and futures by mutual funds, are not "fundamental restrictions" and may be changed by the Trustees of the Master Trust if applicable law permits such a change and the change is consistent with the overall investment objective and policies of the Fund.

          The extent to which a Fund may enter into futures and options transactions may be limited by the Internal Revenue Code requirements for qualification of the corresponding Portfolio as a regulated investment company. See "Taxes."

REPURCHASE AGREEMENTS

          Each Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Investment Adviser, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the Investment Company Act.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS

          Each of the Funds may purchase securities on a "when-issued," forward commitment or delayed settlement basis. In this event, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

          The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Investment Adviser to manage it may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

          A Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

          The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

BORROWING

          Each of the Funds is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions in amounts up to 20% of the value of its total assets at the time of such borrowings. The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of a Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

LENDING PORTFOLIO SECURITIES

          Each of the Funds may lend its portfolio securities in an amount not exceeding 30% of its total assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations. Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government or its agencies. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to the Fund. Any loan might be secured by any one or more of the three types of collateral. The terms of the Fund's loans must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any serious matter and must meet certain tests under the Internal Revenue Code.

SHORT SALES

          The Investment Adviser's growth equity management approach is aimed principally at identifying equity securities the earnings and prices of which it expects to grow at a rate above that of the S&P 500. However, the Investment Adviser believes that its approach also identifies securities the prices of which can be expected to decline. Therefore, the Core Growth, Emerging Growth, Worldwide and International Growth Funds are authorized to make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange of other securities they own (referred to as short sales "against the box") and to make short sales of securities which they do not own or have the right to acquire.

          In a short sale that is not "against the box," a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and the Fund is required to pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund is also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

          Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Furthermore, under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

          If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

          A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

          The extent to which a Fund may enter into short sales transactions may be limited by the Internal Revenue Code requirements for qualification of the corresponding Portfolio as a regulated investment company. See "Taxes."

ILLIQUID SECURITIES

          No Fund may invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Investment Adviser will monitor the amount of illiquid securities in the Fund's portfolio, under the supervision of the Master Trust's Board of Trustees, to ensure compliance with the Fund's investment restrictions.

          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Master Trust's Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

          The Emerging Countries Fund may invest in foreign securities that are restricted against transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. Unless these securities are acquired directly from the issuer or its underwriter, the Fund treats such foreign securities whose principal market is abroad as not subject to the investment limitation on securities subject to legal or contractual restrictions on resale.

INVESTMENT TECHNIQUES AND PROCESSES

          The Investment Adviser's investment techniques and processes, which it has used in managing institutional portfolios for many years, are described generally in the Portfolios' prospectuses under "Investment Objectives and Policies -- Investment Techniques and Processes." In making decisions with respect to equity securities for the Funds, growth over time is the Investment Adviser's underlying goal, and the Investment Adviser emphasizes growth over time through investment in securities of companies with earnings growth potential. Its investment techniques focus on discovering positive developments when they first show up in an issuer's earnings, but before they are fully reflected in the price of the issuer's securities.

          As indicated in the Portfolios' prospectuses, the Investment Adviser's techniques and processes include relationships with an extensive network of brokerage research firms located throughout the world. These analysts are often located in the same geographic regions as the companies they follow, have followed those companies for a number of years, and have developed excellent sources of information about them. The Investment Adviser does not employ in-house analysts other than the personnel actually engaged in managing investments for the Funds and the Investment Adviser's other clients. However, information obtained from a brokerage research firm is confirmed with other research sources or the Investment Adviser's computer-assisted quantitative analysis (including "real time" pricing data) of a substantial universe of potential investments.

          As indicated in the Portfolios' prospectuses, the equity investments of a Portfolio are diversified, as with respect to at least 75% of each Fund's assets, no Fund may invest more than 5% of its total assets in the equity securities of any one issuer. The equity securities of each issuer that are included in the investment portfolio of a Fund are purchased by the Investment Adviser in approximately equal amounts, and the Investment Adviser attempts to stay fully invested within the applicable percentage limitations set forth in the prospectus. In addition, for each issuer whose securities are added to an investment portfolio, the Investment Adviser sells the securities of one of the issuers currently included in the portfolio.


                             INVESTMENT RESTRICTIONS

          The Trust, on behalf of the Portfolios, and the Master Trust, on behalf of the corresponding Funds, have adopted the following fundamental policies that cannot be changed without the affirmative vote of a majority of the outstanding shares of the appropriate Portfolio or Fund, respectively (as defined in the Investment Company Act). Whenever a Portfolio is requested to vote on a change in the investment restrictions of a Fund, the Trust will hold a meeting of its shareholders and will cast its vote as instructed by the shareholders. If the investment restrictions of a Fund are changed, the corresponding Portfolio may withdraw its investment in the Fund if the Trust's Board of Trustees determines that withdrawal is in the best interests of the Portfolio and its shareholders, but only upon shareholder approval. Upon such withdrawal, the Trust's Board would consider alternative investments, including investing all of the Portfolio's assets in another investment company with the same investment objective, policies and restrictions as the Portfolio or hiring an investment adviser to manage the Portfolio's assets in accordance with the investment objectives, policies and restrictions of the Portfolio described in the Portfolio's Prospectus and in this Statement of Additional Information.

          All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

     No Portfolio or Fund:

          1. May invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer, except that up to 25% of a Portfolio or Fund's total assets may be invested without regard to this restriction and a Portfolio will be permitted to invest all or a portion of its assets in a corresponding Fund or other diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Portfolio. This restriction also does not apply to investments by a Portfolio or Fund in securities of the U.S. Government or any of its agencies and instrumentalities.

          2. May purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management, except that a Portfolio will be permitted to invest all or a portion of its assets in a corresponding Fund or other diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Portfolio.

          3. May invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry, except that a Portfolio will be permitted to invest all or a portion of its assets in a corresponding Fund or other diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Portfolio. This restriction does not apply to investments by a Portfolio or Fund in securities of the U.S. Government or its agencies and instrumentalities.

          4. May purchase or sell real estate. However, a Portfolio or Fund may invest in securities secured by, or issued by companies that invest in, real estate or interests in real estate.

          5. May make loans of money, except that a Portfolio or Fund may purchase publicly distributed debt instruments and certificates of deposit and enter into repurchase agreements. Each Portfolio and Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets.

          6. May borrow money on a secured or unsecured basis, except for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of its total assets at the time of the borrowing, provided that, pursuant to the Investment Company Act, borrowings will only be made from banks and will be made only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). If such asset coverage of 300% is not maintained, the Portfolio or Fund will take prompt action to reduce its borrowings as required by applicable law.

          7. May pledge or in any way transfer as security for indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 6 above. This restriction shall not prohibit the Portfolios or Funds from engaging in options, futures and foreign currency transactions.

          8. May underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the Securities Act in selling portfolio securities.

          9. May invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid.

          10. May purchase securities on margin, except for initial and variation margin on options and futures contracts, and except that a Portfolio or Fund may obtain such short-term credit as may be necessary for the clearance of Purchases and sales of securities.

          11. May engage in short sales (other than the Core Growth Portfolio and Fund, the Emerging Growth Portfolio and Fund, the Worldwide Portfolio and Fund and the International Growth Portfolio and Fund), except that a Portfolio or Fund may use such short-term credits as are necessary for the clearance of transactions.

          12.  May invest in securities of other investment companies, except
(a) that a Portfolio may invest all or a portion of its assets in a corresponding Fund or other diversified, open-end management investment company with the same investment objective policies and restrictions as the Portfolio;
(b) in compliance with the Investment Company Act and applicable state securities laws, or (c) as part of a merger, consolidation, acquisition or reorganization involving the Portfolio or Fund.

          13. May issue senior securities, except that a Portfolio or Fund may borrow money as permitted by restrictions 6 and 7 above. This restriction shall not prohibit the Portfolios or Funds from engaging in short sales, options, futures and foreign currency transactions.

          14. May enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts, except that a Fund or Portfolio may invest in stock index, currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission.

          15. May purchase or write options on securities, except for hedging purposes and then only if (i) aggregate premiums on call options purchased by a Fund do not exceed 5% of its net assets, (ii) aggregate premiums on put options purchased by a Fund do not exceed 5% of its net assets, (iii) not more than 25% of a Fund's net assets would be hedged, and (iv) not more than 25% of a Fund's net assets are used as cover for options written by the Fund.

OPERATING RESTRICTIONS

          As a matter of operating (not fundamental) policy adopted by the Boards of Trustees of the Trust, no Portfolio or Fund:

          1. May invest in interests in oil, gas or other mineral exploration or development programs or leases, or real estate limited partnerships, although a Portfolio or a Fund may invest in the securities of companies which invest in or sponsor such programs.

          2. May purchase any security if as a result the Portfolio or Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) having a record of less than three years of continuous operation, except (a) that a Portfolio may invest all or a portion of its assets in a corresponding Fund or other diversified, open-end management investment company with the same investment objective, policies and restrictions as the Portfolio in compliance with the Investment Company Act or (b) as part of a merger, consolidation, acquisition or reorganization involving the Portfolio or Fund.

          3. May purchase securities of any issuer if any officer or trustee of the Portfolio or Fund, or of the Administrator, the Distributor, or Investment Adviser, owning more than 1/2 of 1% of the outstanding securities of such issuer, own in the aggregate more than 5% of the outstanding securities of such issuer.

          4. May lend any securities from its portfolio unless the value of the collateral received therefor is continuously maintained in an amount not less than 100% of the value of the loaned securities by marking to market daily.

          5. May invest in warrants, valued at the lower of cost or market, in excess of 5% of the market value of the Portfolio's or Fund's net assets, or in excess of 2% of the market value of the Portfolio's or Fund's net assets if such warrants are not listed on the New York Stock Exchange or the American Stock Exchange, as of the date of investment.

BLUE SKY RESTRICTIONS

          In order to permit the sale of shares of a Portfolio in certain states, the Boards of Trustees of the Trust and the Master Trust may, in its sole discretion, adopt additional restrictions on investment policies more restrictive than those described above. Should either of such Boards determine that any such restrictive policy is no longer in the best interests of such respective trust or its investors, the Trust may cease offering shares of a Portfolio in the state involved and the Boards of Trustees may revoke such restrictive policy. Moreover, if the states involved no longer require any such restrictive policy, the Board of Trustees may, at their sole discretion, revoke such policy.

          The Master Trust has agreed, in connection with certain undertakings given by the Trust to the State of South Dakota, that (i) no Fund will invest more than 10% of its total assets in interests in real estate investment trusts,
(ii) no Fund will invest more than 15% of its total assets in equity securities of issuers which are not readily marketable, in securities of issuers which the Portfolio or Fund is restricted from selling without registration under the Securities Act (other than restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have been determined by the Master Trust's Board of Trustees to be liquid based upon the trading markets for the securities), and securities of unseasoned issuers referred to in restriction 2 above (these restrictions will not affect the ability of a Portfolio to invest in securities of a corresponding Fund or other diversified, open-end management investment companies with the same investment objectives, policies and restrictions as the Portfolio) and (iii) the Master Trust will provide adequate notice to the Trust of changes in certain of such Funds' non-fundamental investment restrictions to enable the Trust to provide at least 30 days advance notice of such changes to its shareholders.

          The Master Trust has agreed, in connection with certain undertakings given by the Trust to the State of Texas, that the International Growth Fund will not make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's net assets.

          The Master Trust has agreed, in connection with certain undertakings given by the Trust to the State of Ohio, that no Fund will invest more than 50% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition (including without limitation securities issued pursuant to Rule 144A under the Securities Act of
1933).


                         PRINCIPAL HOLDERS OF SECURITIES

          As of February 2, 1996, the following persons held of record more than 5% of the outstanding shares of the Portfolios: Core Growth Qualified Portfolio -- Clark & Co., FBO Swedish American Hospital, P.O. Box 39, Westerville, Ohio 43086 (54.28%) and Clark & Co., FBO Swedish American Hospital, 401k Aggr Growth, P.O. Box 39, Westerville, OH 43085 (39.74%); Emerging Growth Qualified Portfolio -- Charles Schwab & Co., Inc., Attn Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104 (99.39%); Income & Growth

Qualified Growth Portfolio -- Charles Schwab & Co., Inc., Attn Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104 (99.85%); Balanced Growth Qualified Portfolio -- Nicholas-Applegate Capital Management, 600 West Broadway, 30th Floor, San Diego, CA 92161 (100%); Government Income Qualified Portfolio -- Nicholas-Applegate Capital Management, 600 West Broadway, 30th Floor, San Diego, CA 92161 (100%); Worldwide Growth Qualified Portfolio -- Nicholas-Applegate Capital Management, 600 West Broadway, 30th Floor, San Diego, CA 92161 (100%); International Growth Qualified Portfolio -- Nicholas-Applegate Capital Management, 600 West Broadway, 30th Floor, San Diego, CA 92161 (8.54%) and Charles Schwab & Co., Inc., Attn Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104 (91.52%); Emerging Countries Qualified Portfolio -- Charles Schwab & Co., Inc., Attn Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104 (96.17%).


                         TRUSTEES AND PRINCIPAL OFFICERS

TRUST

          The names and addresses of the Trustees and principal officers of the Trust, including their positions and principal occupations during the past five years, are shown below. Trustees whose names are followed by an asterisk are "interested persons" of the Trust (as defined by the Investment Company Act). Unless otherwise indicated, the address of each Trustee and officer is 600 West Broadway, 30th Floor, San Diego, California 92101.

          FRED C. APPLEGATE, TRUSTEE AND CHAIRMAN OF THE BOARD OF TRUSTEES. 885 La Jolla Corona Court, La Jolla, California. President, Hightower Management Co., a financial management firm (since January 1992); formerly President, Nicholas-Applegate Capital Management (from August 1984 to December 1991). Director of Nicholas-Applegate Fund, Inc. (since 1987). Mr. Applegate's interests in Nicholas-Applegate Capital Management, Inc., the general partner of the Investment Adviser, were acquired by Mr. Nicholas in 1991 and 1992.


          ARTHUR B. LAFFER, TRUSTEE.*/ 4275 Executive Square, #330, La Jolla, California. Chairman, A.B. Laffer, V.A. Canto & Associates, an economic consulting firm (since 1979); Chairman, Laffer Advisors Incorporated, economic consultants (since 1981); Director, Nicholas-Applegate Fund, Inc. (since 1987); Director, U.S. Filter Corporation (since March 1991) and MasTec, Inc. (construction) (since 1994); Chairman, Calport Asset Management, Inc. (since
1992); formerly Distinguished University Professor and Director, Pepperdine University (from Sept. 1985 to May 1988) and Professor of Business Economics, University of Southern California (1976 to 1984). Mr. Laffer is considered to be an "interested person" of the Trust because A.B. Laffer, V.A. Canto & Associates received $100,000 in 1994 from the Investment Adviser as compensation for consulting services provided from time to time to the Investment Adviser.

          CHARLES E. YOUNG, TRUSTEE. UCLA, 2147 Murphy Hall, Los Angeles, California. Chancellor, UCLA (since 1968); Director, Nicholas-Applegate Fund, Inc. (since 1992); Director, Intel Corp. (since 1974), Academy of Television Arts and Sciences Foundation (since October 1988), Los Angeles World Affairs Council (since 1977) and Town Hall of California (since 1982).

          JOHN D. WYLIE, PRESIDENT. Partner (since January 1994), Chief Investment Officer - Retail (since December 1995), and Portfolio Manager (since January 1990), Nicholas-Applegate Capital Management. Mr. Wylie is also the President of the Master Trust.


          THOMAS PINDELSKI, CHIEF FINANCIAL OFFICER.  Partner (since January
1995) and Chief Financial Officer, Nicholas-Applegate Capital Management (since January 1993), and Chief Financial Officer, Nicholas-Applegate Securities (since January 1993), formerly Chief Financial Officer, Aurora Capital Partners/WSGP Partners L.P., an investment partnership (from November 1988 to January 1993), and Vice President and

Controller, Security Pacific Merchant Banking Group (from November 1986 to November 1988). Mr. Pindelski is also the Chief Financial Officer of the Master Trust.



          PETER J. JOHNSON, VICE PRESIDENT. Partner and Director - Client Services/Marketing, Nicholas-Applegate Capital Management (since January 1992); formerly, Marketing Director, Pacific Financial Asset Management Company, an investment management firm (from July 1989 to December 1991), and Senior Marketing Representative, Fidelity Investments Institutional Services (from August 1987 to July 1989). Mr. Johnson is also a Vice President of the Master Trust.


          ASHLEY T. RABUN, VICE-PRESIDENT. Partner and Director - Investor Services Group, Nicholas-Applegate Capital Management (since May 1992) and Senior Vice President, Nicholas-Applegate Securities (since December 1992); formerly Vice President - Marketing, Interinvest Corporation, an asset management firm (from December 1990 to May 1992), and Vice President, Dean Witter (from 1984 to 1990). Ms. Rabun is also a Vice-President of the Master Trust.

          E. BLAKE MOORE, JR., SECRETARY. General Counsel and Secretary, Nicholas-Applegate Capital Management and Nicholas-Applegate Securities (since
1993); formerly Attorney, Luce, Forward, Hamilton & Scripps (from 1989 to 1993). Mr. Moore is also the Secretary of the Master Trust.

          Each Trustee of the Trust who is not an officer or affiliate of the Trust, the Investment Adviser or the Distributor receives an aggregate annual fee of $10,000 for services rendered as a Trustee of the Trust, and $1,000 for each emeting attended. Each Trustee is also reimbursed for out-of-pocket expenses incurred as a Trustee.


          The following table sets forth the aggregate compensation paid by the Trust for the fiscal year ended March 31, 1995, to the Trustees who are not affiliated with the Investment Adviser and the aggregate compensation paid to such Trustees for service on the Trust's board and that of all other funds in the "Trust complex" (as defined in Schedule 14A under the Securities Exchange Act of 1934):







                                                  Pension or
                                                  Retirement
                                                  Benefits            Estimated           Total Compensation
                              Aggregate           Accrued as Part     Annual Benefits     from Trust and Trust
                              Compensation        of Trust            Upon                Complex Paid to
Name                          from Trust          Expenses            Retirement          Trustee
--------------------------------------------------------------------------------------------------------------
Fred C. Applegate             $ 16,000            None                N/A                 $ 30,000 (26*)
Arthur B. Laffer              $ 17,000            None                N/A                 $ 34,000 (26*)
Charles E. Young              $ 16,000            None                N/A                 $ 32,000 (26*)


*  Indicates number of funds in Trust complex, including the Portfolios.



MASTER TRUST

          The names and addresses of the Trustees and principal officers of the Master Trust, including their positions and principal occupations during the past five years, are shown below. The positions and principal occupations of the officers during the past five years, are set forth above. Trustees whose names are followed by an asterisk are "interested persons" of the Master Trust (as defined by the Investment

Company Act). Unless otherwise indicated, the address of each Trustee and officer is 600 West Broadway, 30th Floor, San Diego, California 92101.


          ARTHUR E. NICHOLAS, TRUSTEE AND CHAIRMAN OF THE BOARD OF TRUSTEES.*/ Managing Partner and Chief Investment Officer, Nicholas-Applegate Capital Management, since 1984. Director and Chairman of the Board of Directors of Nicholas-Applegate Fund, Inc., a registered open-end investment company, since 1987.

          DANN V. ANGELOFF, TRUSTEE. 727 West Seventh Street, Los Angeles, California. President, The Angeloff Company, corporate financial advisers (since 1976); Director, Nicholas-Applegate Fund, Inc. (since 1987); University Counselor to the President, University of Southern California (since 1987); Director, Storage Equities, Inc., a real estate investment trust (since 1980), Storage Properties, a real estate investment trust (since 1989), Datametrics Corporation, a producer of computer peripherals and communication products (since 1993), and SEDA Specialty Packaging, Inc. (since 1993); formerly Director, Glenfed, Inc., a savings and loan holding company (from 1988 to 1990).

          WALTER E. AUCH, TRUSTEE. 6001 North 62nd Place, Paradise Valley, Arizona. Director, Geotech Communications, Inc., a mobile radio communications company (since 1987); Express America Corporation, a mortgage banking company (since 1992); Fort Dearborn Fund (since 1987); Brinson Funds (since 1994), Smith Barney VIP Fund (since 1988), Smith Barney Advisers Fund (since 1981), and Smith Barney Trak Fund (since 1992), registered investment companies; Thompson Advisory Group, an investment manager (since 1987); and Banyan Realty Fund (since 1987), Banyan Strategic Land Fund (since 1987), Banyan Strategic Land Fund II (since 1988), and Banyan Mortgage Fund (since 1988), real estate investment trusts. Formerly Chairman and Chief Executive Officer, Chicago Board Options Exchange (1979 to 1986) and Senior Executive Vice President, Director and Member of the Executive Committee, PaineWebber, Inc. (until 1979).

          THEODORE J. COBURN, TRUSTEE. 17 Cotswold Road, Brookline, Massachusetts. Partner, Brown, Coburn & Co., an investment banking firm (since
1991), and student, Harvard Divinity School and Harvard School of Education (since September 1991); Director, Nicholas-Applegate Fund, Inc. (since 1987); formerly Managing Director of Global Equity Transactions Group, and member of Board of Directors, Prudential Securities (from 1986 to June 1991).


          DARLENE DEREMER, TRUSTEE.* 155 South Street, Wrentham, Massachusetts. President and Founder, DeRemer Associates, a marketing consultant for the financial services industry (since 1987); formerly Vice President and Director, Asset Management Division, State Street Bank and Trust Company (from 1982 to
1987), and Vice President, T. Rowe Price & Associates (1979 to 1982); Director, Jurika & Voyles Fund Group (since 1994) and King's Board Montessori School (since 1995); Member of Advisory Board, Financial Women's Association (since
1995). Ms. DeRemer is considered to be an "interested person" of the Master Trust under the 1940 Act because DeRemer Associates received $100,736 in 1995 and $54,247 in 1994 from the Investment Adviser as compensation for consulting services provided in connection with its institutional business.


          GEORGE F. KEANE, TRUSTEE.* 450 Post Road East, Westport, Connecticut. President Emeritus and Senior Investment Adviser, The Common Fund, a non-profit investment management organization representing educational institutions (since
1993), after serving as its President (from 1971 to 1992); Member of Investment Advisory Committee, New York State Common Retirement Fund (since 1982); Director and Chairman of the Investment Committee, United Negro College Fund (since
1987); Director, Investor Responsibility Research Center (since 1987); Director, United Educators Risk Retention Group (since 1989); Director, RCB Trust Company (since 1991); Director, School, College and University Underwriters Ltd. (since
1986); Trustee, Fairfield University (since 1993); Director, The Bramwell Funds, Inc. (since 1994); Chairman of the Board, Trigen Energy Corporation (since
1994); Director, Universal Stainless & Alloy Products, Inc. (since 1994). Formerly President, Endowment Advisers, Inc. (from August 1987 to December
1992). Mr. Keane is considered to be an "interested person" of the Master Trust under the 1940 Act because he is a registered representative of a broker-dealer.

          JOHN D. WYLIE, PRESIDENT.

          THOMAS PINDELSKI, CHIEF FINANCIAL OFFICER.

          PETER J. JOHNSON, VICE PRESIDENT.

          ASHLEY T. RABUN, VICE PRESIDENT

          E. BLAKE MOORE, JR., SECRETARY.

          Each Trustee of the Master Trust who is not an officer or affiliate of the Master Trust, the Investment Adviser or the Distributor receives an aggregate annual fee of $10,000 for services rendered as a Trustee of the Master Trust, and $1,000 for each meeting attended. Each Trustee is also reimbursed for out-of-pocket expenses incurred as a Trustee.


          The following table sets for the aggregate compensation paid by the Master Trust for the fiscal year ended March 31, 1995, to the Trustees who are not affiliated with the Investment Adviser and the aggregate compensation paid to such Trustees for service on the Master Trust's board and that all other funds in the "Master Trust complex" (as defined in Schedule 14A under the Securities Exchange Act of 1934):



                                                  Pension or                              Total
                                                  Retirement                              Compensation
                              Aggregate           Benefits            Estimated           from Master Trust
                              Compensation        Accrued as Part     Annual              and Master Trust
                              from Master         of Master Trust     Benefits Upon       Complex Paid to
Name                          Trust               Expenses            Retirement          Trustee
--------------------------------------------------------------------------------------------------------------
Dann V. Angeloff              $ 17,000            None                N/A                 $ 34,000 (10*)

Walter E. Auch                $ 11,500            None                N/A                 $ 11,500 ( 9*)

Theodore J. Coburn            $ 16,000            None                N/A                 $ 30,000 (10*)

Darlene DeRemer               $ 16,000            None                N/A                 $ 16,000 ( 9*)

George K. Keane               $ 16,000            None                N/A                 $ 16,000 ( 9*)


*  Indicates total number of funds in Master Trust complex, including the Funds.


                               INVESTMENT ADVISER

          The Trust has not engaged the services of an investment adviser with respect to the Portfolios because the Portfolios invest all of their assets in corresponding Funds. The Investment Adviser to the Master Trust is Nicholas-Applegate Capital Management, a California limited partnership, with offices at 600 West Broadway, 30th Floor, San Diego, California 92101.

          The Investment Adviser was organized in 1984 to manage discretionary accounts investing in publicly traded securities for a variety of investors. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership the general partner of which is Nicholas-Applegate Capital Management Holdings, Inc., a California corporation owned by Mr. Nicholas. The Investment Adviser currently has fifteen partners (including Mr. Nicholas) who manage a staff of approximately 300 employees, including 28 portfolio managers.

          Under the Investment Advisory Agreement between the Master Trust and the Investment Adviser with respect to the Funds, the Master Trust retains the Investment Adviser to manage the Funds' investment portfolios, subject to the direction of the Master Trust's Board of Trustees. The Investment Adviser is authorized to determine which securities are to be bought or sold by the Funds and in what amounts.

          The Investment Advisory Agreement provides that the Investment Adviser will not be liable for any error of judgment or for any loss suffered by a Fund or the Master Trust in connection with the matters to which the Investment Advisory Agreement relates, except for liability resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the Investment Adviser's reckless disregard of its duties and obligations under the Investment Advisory Agreement. The Master Trust has agreed to indemnify the Investment Adviser against liabilities, costs and expenses that the Investment Adviser may incur in connection with any action, suit, investigation or other proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Investment Adviser in connection with the performance of its duties or obligations under the Investment Advisory Agreement or otherwise as an investment adviser of the Master Trust. The Investment Adviser is not entitled to indemnification with respect to any liability to the Master Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of its reckless disregard of its duties and obligations under the Investment Advisory Agreement.

          The amounts of the advisory fees paid to the Investment Adviser for the fiscal year ended March 31, 1995, and the amounts of the reductions in fees as a result of the expense limitations and fee waivers described below under "Expense Limitation" were as follows:



Fund                                 Advisory Fees           Fee Reductions
---------------------------------------------------------------------------
Core Growth Fund                       $ 4,120,115                      $ 0
Emerging Growth Fund                     4,207,531                  (49,350)
Income & Growth Fund                       815,604                   21,573
Balanced Growth Fund                       168,266                   85,693
Worldwide Growth Fund                    1,003,487                  100,361
International Growth Fund                  139,607                   70,218
Government Fund                             41,180                   96,829
Emerging Countries Fund                     15,775                    8,018


          The Investment Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act). The Investment Advisory Agreement may be terminated with respect to any Fund by the Master Trust (by the Board of Trustees of the Master Trust or vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act) or the Investment Adviser upon not more than 60 days' written notice, without payment of any penalty. The Investment Advisory Agreement provides that it will continue in effect with respect to each Fund for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

EXPENSE LIMITATION

          Under the Investment Advisory Agreement, the Investment Adviser has agreed to reduce its fees, and to absorb other expenses of each Portfolio (including administrative fees and distribution expenses for the

Portfolio, and the Portfolio's allocable share of the operating expenses of the corresponding Fund, but excluding interest, taxes, brokerage commissions and other costs incurred in connection with portfolio securities transactions, organizational expenses and other capitalized expenditures and extraordinary expenses), to ensure that the operating expenses for the Series A Portfolios do not exceed the amounts specified in the Portfolios' prospectuses.

          In addition, each of the Portfolios is subject to certain limitations on expenses imposed by state securities laws. At present, the only expense limitation in effect is in California. Under California law, each Portfolio will be subject to an annual expense limitation equal to the sum of 2.5% of the first $30 million of the Portfolio's average net assets, 2.0% of the next $70 million of average net assets, and 1.5% of the remaining average net assets. If a Portfolio's expenses (excluding interest, brokerage commissions litigation expenses and certain other items), including its allocable share of the expenses incurred by the corresponding Fund, were to exceed such limit in any fiscal year, the Investment Adviser has agreed to bear the amount of such excess to the extent required by such limitations.


                                  ADMINISTRATOR

          The Administrator of the Trust is Investment Company Administration Corporation, 4455 East Camelback Road, Suite 261-E, Phoenix, Arizona 85018.

          Pursuant to an Administration Agreement with the Trust, the Administrator is responsible for performing all administrative services required for the daily business operations of the Trust, subject to the supervision of the Board of Trustees of the Trust. The Administrator has no supervisory responsibility over the investment operations of the Portfolios. The management or administrative services of the Administrator for the Trust are not exclusive under the terms of the Administration Agreement and the Administrator is free to, and does, render management and administrative services to others. Investment Company Administration Corporation also serves as the Administrator for the Master Trust.

          For its services, the Administrator receives under the Administration Agreement $35,000 for each grouping of five similar portfolios (e.g., Core Growth Portfolio A, Portfolio B, Portfolio C, Institutional and Qualified Portfolios), $30,000 for each group of four similar portfolios, $25,000 for each grouping of three similar portfolios, $20,000 for a grouping of two similar portfolios and $5,000 for one portfolio, except as follows: The Administrator receives $15,000 for its services with respect to the Emerging Growth Portfolio. As a result, the Administrator currently receives aggregate compensation at the rate of $230,000 per year for all of the series of the Trust. Such fees will be allocated among the series in each grouping based on relative net asset values. For its services to the Master Trust, the Administrator receives, pursuant to an Administration Agreement, a monthly fee at the following annual rates: 0.05% on the first $100 million of aggregate net assets of the Funds, 0.04% on the next $150 million, 0.03% on the next $300 million, 0.02% on the next $300 million, and 0.01% on the portion of aggregate net assets of the Funds in excess of $850 million. The Administrator will receive a minimum of $150,000 per year allocated among the Funds based on average net assets.

          In connection with its management of the corporate affairs of the Trust, the Administrator pays the salaries and expenses of all its personnel and pays all expenses incurred in connection with managing the ordinary course of the business of the Trust, other than expenses assumed by the Trust as described below.

          Under the terms of the Administration Agreement, the Trust is responsible for the payment of the following expenses: (a) the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of their assets, (b) the fees and expenses of Trustees and officers of the Trust who are not affiliated with the Administrator, the Investment Adviser, (c) out-of-pocket travel expenses for the officers and Trustees of the Trust and other expenses of Board of Trustees' meetings, (d) the fees and certain expenses of the Custodian, (e) the fees and expenses of the Transfer and Dividend Disbursing Agent that relate to the maintenance of each shareholder account, (f) the charges and expenses of the Trust's legal counsel and independent accountants, (g) brokerage commissions and any issue or transfer taxes chargeable to Trustees and officers of the Trust in connection with securities transactions, (h) all taxes and corporate fees payable by the Trust to federal, state and other governmental agencies, (i) the fees of any trade association of which the Trust may be a member, (j) the cost of maintaining the Trust's existence, taxes and interest, (k) the cost of fidelity and liability insurance,
(l) the fees and expenses involved in registering and maintaining the registration of the Trust and of its shares with the Commission and registering the Trust as a broker or dealer and qualifying their shares under state securities laws, including the preparation and printing of the Trust's registration statement, prospectuses and statements of additional information,
(m) allocable communication expenses with respect to investor services and all expenses of shareholders' and Board of Trustees' meetings and of preparing, printing and mailing prospectuses and reports to shareholders, (n) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the business of the Trust, and (o) expenses assumed by the Trust pursuant to any plan of distribution adopted in conformity with Rule 12b-1 under the Investment Company Act.

          The Administration Agreement provides that the Administrator will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from the Administrator's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. The Administration Agreement will terminate automatically if assigned, and may be terminated without penalty by either the Administrator or the Trust (by the Board of Trustees of the Trust or vote of a majority of the outstanding voting securities of the Trust, as defined in the Investment Company Act), upon 60 days' written notice. The Administration Agreement will continue in effect only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.


                                   DISTRIBUTOR

          Nicholas-Applegate Securities (the "Distributor"), 600 West Broadway, 30th Floor, San Diego, California 92101, is the principal underwriter and distributor for the Trust and, in such capacity, is responsible for distributing shares of the Portfolios. The Distributor is a California limited partnership organized in 1992 to distribute shares of registered investment companies. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., the general partner of the Investment Adviser.

          Pursuant to its Distribution Agreement with the Trust, the Distributor has agreed to use its best efforts to effect sales of shares of the Portfolios, but is not obligated to sell any specified number of shares. The Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Investment Advisory Agreement discussed above. The minimum assets for investors in the Qualified Portfolio may be waived from time to time. Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act.

SHAREHOLDER SERVICE PLAN

          The Trust has also adopted a Shareholder Service Plan with respect to the Qualified Portfolios. Under the Shareholder Service Plan, the Distributor is compensated at the annual rate of 0.25% of the Qualified Portfolios' average daily net assets for certain shareholder service expenses provided by the Distributor and fees paid to plan sponsors and others for the provision of support services to their clients who are beneficial owners of shares of the Portfolios.

          Support services include, among other things, establishing and maintaining accounts and records relating to their clients that invest in Portfolio shares; processing dividend and distribution payments from the Portfolios on behalf of clients; preparing tax reports; arranging for bank wires; responding to client inquiries concerning their investments in Portfolio shares; providing the information to the Portfolios necessary for accounting and subaccounting; preparing tax reports, forms and related documents; forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to clients; assisting in processing exchange and redemption requests from clients; assisting clients in changing dividend options, account designations and addresses; and providing such other similar services.

          The Shareholder Service Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including a majority of the Trustees who have no direct or indirect financial interest in the operation of the Shareholder Service Plan or in any agreement related to the Shareholder Service Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such continuance. The Shareholder Service Plan may be amended at any time by the Board, provided that any material amendments of the terms of the Plan will become effective only upon the approval by a majority of the Board and a majority of the Independent Trustees pursuant to a vote cast in person at a meeting called for the purpose of voting on the Plan. The Shareholder Service Plan may be terminated with respect to any Portfolio at any time, without penalty, by the Board.

          Under the Shareholder Service Plan, the Distributor pays plan sponsors and others an account servicing fee of up to 0.25% annually of the average daily net assets of the Qualified Portfolios attributable to shares in the accounts of their customers, as compensation for providing certain shareholder-related services.

MISCELLANEOUS

          Pursuant to the Shareholder Service Plan, the Board of Trustees will review at least quarterly a written report of the service expenses incurred on behalf of shares of the Portfolios by the Distributor. The report will include an itemization of the distribution and service expenses and the purposes of such expenditures.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

          Subject to policies established by the Master Trust's Board of Trustees, the Investment Adviser is primarily responsible for the execution of the Funds' portfolio transactions and the allocation of the brokerage business. In executing such transactions, the Investment Adviser will seek to obtain the best price and execution for the Funds, taking into account such factors as price, size of order, difficulty and risk of execution and operational facilities of the firm involved. Securities in which the Funds invest may be traded in the over-the-counter markets, and the Funds deal directly with the dealers who make markets in such securities except in those circumstances where better prices and execution are available elsewhere. Commission rates are established pursuant to negotiation with brokers or dealers based on the quality or quantity of services provided in light of generally prevailing rates, and while the Investment Adviser generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commissions available. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees of the Master Trust.

          The Funds have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Subject to obtaining the best price and execution, brokers who sell shares of the Portfolios or provide supplemental research, market and statistical information and other research services and products to the Investment Adviser may receive orders for transactions by the Funds. Such information, services and products are those which brokerage houses customarily provide to institutional investors, and include items such as statistical and economic data, research reports on particular companies and industries, and computer software used for research with respect to investment decisions. Information, services and products so received are in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement, and the expenses of the Investment Adviser are not necessarily reduced as a result of the receipt of such supplemental information, services and products. Such information, services and products may be useful to the Investment Adviser in providing services to clients other than the Master Trust, and not all such information, services and products are used by the Investment Adviser in connection with the Funds. Similarly, such information, services and products provided to the Investment Adviser by brokers and dealers through whom other clients of the Investment

Adviser effect securities transactions may be useful to the Investment Adviser in providing services to the Funds. The Investment Adviser is authorized to pay higher commission on brokerage transactions for the Funds to brokers in order to secure the information, services and products described above, subject to review by the Master Trust's Board of Trustees from time to time as to the extent and continuation of this practice.

          Although investment decisions for the Master Trust are made independently from those of the other accounts managed by the Investment Adviser, investments of the kind made by the Funds may often also be made by such other accounts. When a purchase or sale of the same security is made at substantially the same time on behalf of the Funds and one or more other accounts managed by the Investment Adviser, available investments are allocated in the discretion of the Investment Adviser by such means as, in its judgment, result in fair treatment. The Investment Adviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Funds and its other managed accounts, and the price paid to or received by the Funds and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Funds or the size of the position purchased or sold by the Funds.

          In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's commission or discount. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.

          During the fiscal year ended March 31, 1995, the following Funds acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) or their parents, the holdings of which were as follows as of March 31, 1995 in the form of repurchase agreements: Core Growth Fund - J.P. Morgan & Co., Inc. ($2,036,000); Emerging Growth Fund - J.P. Morgan & Co., Inc. ($6,944,000); International Growth Fund
- J.P. Morgan & Co., Inc. ($534,000); Emerging Countries Fund - J.P. Morgan & Co., Inc. ($190,000).

          The aggregate dollar amounts of brokerage commissions paid by the Funds during the fiscal year ended March 31, 1995 were as follows: Worldwide Fund - $344,167; International Growth Fund - $69,187; Core Growth Fund - $728,347; Emerging Growth Fund - $649,053; Income & Growth Fund $174,247; Balanced Fund - $44,386; Government Fund - $-0-; Emerging Countries Fund - $20,701. Of the total commissions paid during the fiscal year ended March 31, 1995, $586,411 and (34.8%) were paid to firms which provided research, statistical or other services to the Investment Adviser. The Investment Adviser has not separately identified a portion of such commissions as applicable to the provision of such research, statistical or otherwise.


                   PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

          Shares of the Qualified Portfolios may be purchased and redeemed at their net asset value without any initial or deferred sales charge.

          The price paid for purchases and redemptions of shares of the Qualified Portfolios is based on the net asset value per share, which is calculated once daily at the close of trading (normally 4:00 P.M. New York time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The offering price is effective for orders received by the Transfer Agent or any sub-transfer agent prior to the time of determination of net asset value. Dealers are responsible for promptly transmitting purchase orders to the Transfer Agent or a sub-transfer agent. The Trust reserves the right in its sole discretion to suspend the continued offering of the Portfolios' shares and to reject purchase orders in whole or in part when such rejection is in the best interests of the Trust and the affected Portfolios.

                              SHAREHOLDER SERVICES

          The services offered by the Trust to shareholders of the Qualified Portfolio can vary, depending on the needs of the qualified retirement plan, and should be arranged by contacting the Trust, the Distributor, the Administrator or the Transfer Agent.

SHAREHOLDER INVESTMENT ACCOUNT

          Upon the initial purchase of shares of a Qualified Portfolio, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. No certificates will be issued for shares of the Qualified Portfolios.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

          For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the applicable Portfolio at net asset value. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

AUTOMATIC INVESTMENT PLAN

          Under the Automatic Investment Plan, an investor may arrange to have a fixed amount automatically invested in shares of a Portfolio on a monthly or quarterly basis on any day of the month or quarter by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Portfolio. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to participants of the Automatic Investment Plan. Participation in the Plan will begin within 30 days after receipt of the account application. If the investor's bank account cannot be charged due to insufficient funds, a stop-payment order or closing of the account, the investor's Plan may be terminated and the related investment reversed. The investor may change the amount of the investment or discontinue the Plan at any time by writing to the Transfer Agent. Further information about this program and an application form can be obtained from the Transfer Agent or the Distributor.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

          A shareholder in one Qualified Portfolio may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that Portfolio (the "paying Portfolio") into any other Qualified Portfolio (the "receiving Portfolio") subject to the following conditions: (i) the aggregate value of the shareholder's account(s) in the paying Portfolio(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving Portfolio equals or exceeds that Portfolio's minimum initial investment requirement), (ii) as long as the value of the account in the receiving Portfolio is below that Portfolio's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving Portfolio must be automatically reinvested in the receiving Portfolio, (iii) if this privilege is discontinued with respect to a particular receiving Portfolio, the value of the account in that Portfolio must equal or exceed the Fund's minimum initial investment requirement or the Portfolio will have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without a sales charge).

AUTOMATIC WITHDRAWAL

          The Transfer Agent arranges for the redemption by the Portfolio of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified. Withdrawal payments should not be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value will reduce the aggregate value of the shareholder's account.

REDEMPTION IN KIND

          The Trust intends to pay in cash for all shares of a Portfolio redeemed, but when the Master Trust makes payment to a Portfolio in readily marketable investment securities, the Trust reserves the right to make payment wholly or partly in shares of such securities. In such cases, a shareholder may incur brokerage costs in converting such securities to cash. However, the Trust has elected to be governed by the provisions of Rule 18f-1 under the Investment Company Act, pursuant to which it is obligated to pay in cash all requests for redemptions by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Trust at the beginning of such period.



                                 NET ASSET VALUE

          The net asset value of a share of a Qualified Portfolio is calculated by dividing (i) the value of the securities held by the Portfolio (I.E., the value of its investments in a Fund), plus any cash or other assets, minus all liabilities (including accrued estimated expenses on an annual basis), by (ii) the total number of shares of the Portfolio outstanding. The net asset value of an interest in a Fund is calculated in the same manner. The value of the investments and assets of the Portfolio or a Fund is determined each business day. Investment securities, including ADRs and EDRs, that are traded on a stock exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the New York Stock Exchange (normally 4:00 P.M. New York time) on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Other over-the-counter securities are valued at the mean between the closing bid and asked prices.

          In the event that the New York Stock Exchange or the national securities exchange on which stock or stock options are traded adopt different trading hours on either a permanent or temporary basis, the Boards of Trustees of the Trust and the Master Trust will reconsider the time at which net asset value is computed. In addition, the asset value of the Portfolio or the Fund may be computed as of any time permitted pursuant to any exemption, order or statement of the Commission or its staff.


          Long-term debt obligations are valued at the quoted bid prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Investment Adviser deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used, as discussed below. Debt securities with maturities of 60 days or less are valued at amortized cost if their term to maturity from date of purchase is less than 60 days, or by amortizing, from the sixty-first day prior to maturity, their value on the sixty-first day prior to maturity if their term to maturity from date of purchase by the Portfolio or the Fund is more than 60 days, unless this is determined by the Board of Trustees of the Master Trust not to represent fair value. Repurchase agreements are valued at cost plus accrued interest.



          U.S. Government securities are traded in the over-the-counter market and are valued at the last available bid and asked prices, except that securities with a demand feature exercisable within one to seven days are valued at par. Such valuations are based on quotations of one or more dealers that make markets in the securities as obtained from such dealers, or on the evaluation of a pricing service.

          Options, futures contracts and options thereon, which are traded on exchanges, are valued at their last sale or settlement price as of the close of such exchanges or, if no sales are reported, at the mean between the last reported bid and asked prices. If an options or futures exchange closes later than 4:00 p.m. New York time, the options or futures traded on it are valued based on the sale price, or on the mean between the bid and ask prices, as the case may be, as of 4:00 p.m. New York time.

          Trading in securities on foreign securities exchanges and over-the-counter markets is normally completed well before the close of business day in New York. In addition, foreign securities trading may not take place on all business days in New York, and may occur in various foreign markets on days which are not business days in New York and on which net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the calculation of net asset value unless the Board of Trustees of the Master Trust deems that the particular event would materially affect net asset value, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value into U.S. dollars at the spot exchange rates at 1:00 p.m. New York time or at such other rates as the Investment Adviser may determine to be appropriate in computing net asset value.

          Securities and assets for which market quotations are not readily available, or for which the Master Trust's Board of Trustees or persons designated by the Board determine that the foregoing methods do not accurately reflect current market value, are valued at fair value as determined in good faith by or under the direction of the Master Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees.

          The Master Trust may use a pricing service approved by its Board of Trustees. Prices provided by such a service represent evaluations of the mean between current bid and asked market prices, may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, indications of values from dealers and other market data. Such services may use electronic data processing techniques and/or a matrix system to determine valuations. The procedures of such services are reviewed periodically by the officers of the Master Trust under the general supervision and responsibility of its Board of Trustees, which may replace a service at any time if it determines that it is in the best interests of the Funds to do so.


                                      TAXES

MASTER TRUST'S TAX STATUS

          Each Fund of the Master Trust will be treated as a partnership rather than as a regulated investment company or a corporation under the Internal Revenue Code (the "Code"). As a partnership under the Code, any interest, dividends and gains or losses of the Master Trust attributable to each Fund will be deemed to have been "passed through" to the Trust and other investors in such Fund, regardless of whether such interest, dividends or gains have been distributed by the Fund or such losses have been realized and recognized by the Trust and other investors. Therefore, to the extent a Fund were to accrue but not distribute any interest, dividends or gains, the Trust and other investors in the Fund would be deemed to have realized and recognized their proportionate shares of interest, dividends, gains or losses realized and recognized by the Fund without receipt of any corresponding distribution. However, the Master Trust will seek to minimize recognition by investors in the Funds of interest, dividends, gains or losses allocable to the Funds without a corresponding distribution.

REGULATED INVESTMENT COMPANY

          The Trust has elected to qualify each Portfolio as a regulated investment company under Subchapter M of the Code, and intends that each Portfolio will remain so qualified.

          As a regulated investment company, a Portfolio will not be liable for federal income tax on its income and gains provided it distributes all of its income and gains currently. Qualification as a regulated investment company under the Code requires, among other things, that each Portfolio (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, certain foreign currencies and certain options, futures, and forward contracts on foreign currencies held less than three months; (c) diversify its holdings so that, at the end of each fiscal quarter,
(i) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Portfolio's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government or foreign government securities or the securities of other regulated investment companies), or two or more issuers which the Trust controls and which are determined to be engaged in the same or similar trades or businesses; and
(d) distribute at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains in excess of net long-term capital losses) each taxable year.

          A Portfolio generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. To avoid the tax, a Portfolio must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income and net capital gain (not taking into account any capital gains or losses as an exception) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Portfolio in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid the excise tax, the Portfolios intend to make timely distributions of their income in compliance with these requirements and anticipate that they will not be subject to the excise tax.

          Dividends paid by a Portfolio from ordinary income, and distributions of the Portfolio's net realized short-term capital gains, are taxable to its shareholders as ordinary income. Distributions to corporate shareholders will be eligible for the 70% dividends received deduction to the extent that the income of the Portfolios is derived from dividends on common or preferred stock of domestic corporations. Dividend income earned by a Portfolio will be eligible for the dividends received deduction only if the Portfolio and corresponding Fund have satisfied a 46-day holding period requirement with respect to the underlying portfolio security (91 days in the case of dividends derived from preferred stock). In addition, a corporate shareholder must have held its shares in the Portfolio for not less than 46 days (91 days in the case of dividends derived from preferred stock) in order to claim the dividend received deduction. Not later than 60 days after the end of its taxable year, the Portfolio will send to its shareholders a written notice designating the amount of any distributions made during such year which may be taken into account by its shareholders for purposes of such deduction provisions of the Code. Net capital gain distributions are not eligible for the dividends received deduction.

          Under the Code, any distributions designated as being made from net capital gains are taxable to a Portfolio's shareholders as long-term capital gains, regardless of the holding period of such shareholders. Such distributions of net capital gains will be designated by the Portfolio as a capital gains distribution in a written notice to its shareholders which accompanies the distribution payment. Any loss on the sale of shares held for less than six months will be treated as a long-term capital loss for federal tax purposes to the extent a shareholder receives net capital gain distributions on such shares. The maximum federal income tax rate applicable to long-term capital gains is currently 28% for individual shareholders and 35% for corporate shareholders. Dividends and distributions are taxable as such whether received in cash or reinvested in additional shares of a Portfolio.

          Any loss realized on a sale, redemption or exchange of shares of a Portfolio by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

          A shareholder who acquires shares of a Portfolio and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Portfolio if the shareholder acquires shares in a Portfolio of the Trust pursuant to a reinvestment right that reduces the sales charges in the subsequent acquisition of shares.

SPECIAL TAX CONSIDERATIONS

          U.S. GOVERNMENT OBLIGATIONS. Income received on direct U.S. Government obligations is exempt from tax at the state level when received directly and may be exempt, depending on the state, when received by a shareholder from a Portfolio provided that certain conditions are satisfied. Interest received on repurchase agreements collateralized by U.S. Government obligations normally is not exempt from state taxation. The Trust will inform shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from the Portfolio is considered tax exempt in their particular states.

          SECTION 1256 CONTRACTS. Many of the options, futures contracts and forward contracts used by the Funds are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally credited 60% long-term and 40% short-term capital gains or losses ("60/40") although gains and losses from hedging transactions, certain mixed straddles and certain foreign currency transactions from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Funds at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, depending on the circumstances.

          STRADDLE RULES. Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by the Funds may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Portfolios. In addition, losses realized by the Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts to the Portfolio are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Portfolio which is taxed as ordinary income when distributed to shareholders.

          The Portfolios may make one or more of the elections available under the Code which are applicable to straddles. If the Portfolios make any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

          Because applications of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to the shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

          The 30% limit on gains from the disposition of certain options, futures, and forward contracts held less than three months and the qualifying income and diversification requirements applicable to the Portfolios' and the Funds' assets may limit the extent to which the Funds will be able to engage in transactions in options, futures contracts or forward contracts.

          SECTION 988 GAINS AND LOSSES. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency and on disposition of certain futures attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Portfolio's investment company taxable income to be distributed to the shareholders.


          FOREIGN TAX. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Investment Adviser intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to "pass-through" to the Portfolio's shareholders the amount of foreign income and similar taxes paid by the Fund. Each shareholder will be notified within 60 days after the close of the Portfolio's taxable year whether the foreign taxes paid by the Fund will be "pass-through" for that year.

          Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to shareholders of the Portfolio. With respect to such election, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportion at share of the foreign taxes paid by the Fund. The foreign tax credit is modified for purposes of the federal alternative minimum tax and can be used to offset only 90% of the alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

          ORIGINAL ISSUE DISCOUNT. Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Funds may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporation debt securities may be treated as a dividend for federal income tax purposes.

          Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Funds in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Funds may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing the recognition of income.

          Some of the debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Funds may be treated as having an acquisition discount, or OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to the debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

          The Portfolios generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includible in income, even though cash representing such income may not have been received by the Funds. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Funds.

OTHER TAX INFORMATION

          The Portfolios may be required to withhold for U.S. federal income taxes 31% of all taxable distributions payable to shareholders who fail to provide the Portfolios with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

          The Trust may also be subject to state or local taxes in certain other states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Trust and of shareholders of a Portfolio with respect to distributions by the Portfolio may differ from federal tax treatment. Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisers regarding specific questions as to federal, state or local taxes.


                             PERFORMANCE INFORMATION

          The Trust may from time to time advertise total returns and yields for the Portfolios, compare Portfolio performance to various indices, and publish rankings of the Portfolios prepared by various ranking services. Any performance information should be considered in light of the Portfolio's and Fund's investment objectives and policies, characteristics and quality of the its portfolio, and the market conditions during the given time period, and should not be considered to be representative of what may be achieved in the future.

TOTAL RETURN

          The total return for a Portfolio is computed by assuming a hypothetical initial payment of $1,000. It is assumed that all investments are made at net asset value (as opposed to market price) and that all of the dividends and distributions by the Portfolio over the relevant time periods are invested at net asset value. It is then assumed that, at the end of each period, the entire amount is redeemed without regard to any redemption fees or costs. The average annual total return is then determined by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption. Total return does not take into account any federal or state income taxes.

          Total return is computed according to the following formula:
                                         n
                                 P(1 + T)  = ERV


Where:    P    =    a hypothetical initial payment of $1,000.
          T    =    average annual total return.
          n    =    number of years.
          ERV  =    ending redeemable value at the end of the period (or
                    fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the period.


          The total returns for the Portfolios for the periods indicated have been as follows:


                                                Commencement
                                              of Operations to     Year-Ended
                                                 January 31,       January 31,
                                                    1996               1996
                                              ----------------     -----------
     Core Growth Qualified Portfolio                  42.26%(a)         42.49%
     Emerging Growth Qualified Portfolio               3.28%(b)           --
     Income & Growth Qualified Portfolio              16.13%(b)           --
     Balanced Growth Qualified Portfolio               0.64%(b)           --
     Government Income Qualified Portfolio             6.15%(b)           --
     Worldwide Growth Qualified Portfolio              1.60%(b)           --
     International Growth Qualified Portfolio          2.64%(b)           --
     Emerging Countries Qualified Portfolio            3.60%(b)           --
     ___________________________________


 (a) Operations Commenced June 30, 1994.

 (b) Operations commenced August 31, 1995.


YIELD

          The yield for a Portfolio is calculated based on a 30-day or one-month period, according to the following formula:

                                6
           Yield = 2[{a - b + 1)  -1]
                     {c x d    }

          For purposes of this formula, "a" is total dividends and interest earned during the period; "b" is total expenses accrued for the period (net of reimbursements); "c" is the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" is the maximum offering price per share on the last day of the period.

          Yields for the following Portfolios for the 30-day period ending January 31, 1996 were as follows:

               Income & Growth Qualified Portfolio     --   2.9667%

               Balanced Growth Qualified Portfolio     --   2.0477%

               Government Income Qualified Portfolio   --   4.59450%

COMPARISON TO INDICES AND RANKINGS

          Performance information for a Portfolio may be compared to various unmanaged indices, such as the Standard & Poor's 500 Stock Price Index, the Lehman Brothers Government Bond Index, the Dow Jones Industrial Average, the IFC Emerging Markets Investible Index, the MSCI Emerging Markets Free Index, the MSCI Europe, Asia and Far East Index, and indices prepared by Lipper Analytical Services and Russell & Co. Unmanaged indices (I.E., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses.

          Performance rankings are prepared by a number of mutual fund ranking entities that are independent of the Trust and its affiliates. These entities categorize and rank funds by various criteria, including fund type, performance over a given period of years, total return, standardized yield, variations in sales charges and risk\reward considerations.


               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT,
                    INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

          PNC Bank, Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania 19113, serves as Custodian for the portfolio securities and cash of the Portfolios and Funds and in that capacity maintains certain financial and accounting books and records pursuant to agreements with the Trust and Master Trust. PFPC Inc., 103 Bellevue Parkway, Wilmington, Delaware, an affiliate of the Custodian, provides additional accounting services to the Portfolios and Funds.

          State Street Bank and Trust Company, 2 Heritage Drive, 7th Floor, North Quincy, Massachusetts, 02171, serves as the Dividend Disbursing Agent and as the Transfer Agent for the Portfolios and Funds. The Transfer Agent provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, and related functions. The Dividend Disbursing Agent provides customary dividend disbursing services to the Trust, including payment of dividends and distributions and related functions.

          The following act as sub-transfer agents for the Portfolios:
Financial Data Services, Inc., 4800 Deer Lake Drive, 2nd Floor, Jacksonville, Florida 32246; and William M. Mercer Plan Participant Services, Inc., 1417 Lake Cook Road, Deerfield, Illinois 60015.

          Ernst & Young, L.L.P., 515 South Flower Street, Los Angeles, California 90071, serves as the independent accountants for the Trust and Master Trust, and in that capacity examines the annual financial statements of the Trust and Master Trust.


          Paul, Hastings, Janofsky & Walker, 555 South Flower Street, Los Angeles, California 90071, is legal counsel for the Trust and Master Trust. It also acts as legal counsel for the Investment Adviser and Distributor.

                                  MISCELLANEOUS

SHARES OF BENEFICIAL INTEREST

          The Trust is currently comprised of 44 series of shares -- eight A Portfolios, eight B Portfolios, eight C Portfolios, eleven Institutional Portfolios, one Money Market Portfolio and eight Qualified Portfolios.

          On any matter submitted to a vote of shareholders of the Trust, all shares then entitled to vote will be voted by the affected series unless otherwise required by the Investment Company Act, in which case all shares of the Trust will be voted in the aggregate. For example, a change in a Portfolio's fundamental investment policies would be voted upon only by shareholders of that Portfolio, as would the approval of any advisory or distribution contract for the Portfolio. However, all shares of the Trust may vote together in the election or selection of Trustees, principal underwriters and accountants for the Trust.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of the series of the Trust affected by the matter. Under Rule 18f-2, a series is presumed to be affected by a matter, unless the interests of each series in the matter are identical or the matter does not affect any interest of such series. Under Rule 18f-2 the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Portfolio only if approved by a majority of its outstanding shares. However, the rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by the shareholders of the Trust voting without regard to Portfolio.

          As used in the Portfolios' prospectuses and in this Statement of Additional Information, the term "majority," when referring to approvals to be obtained from shareholders of a Portfolio, means the vote of the lesser of (i) 67% of the shares of the Portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.
Unless otherwise provided by law (for example, by Rule 18f-2 discussed above) or by the Trust's Declaration of Trust or Bylaws, the Trust may take or authorize any action upon the favorable vote of the holders of more than 50% of the outstanding shares of the Trust.

          Whenever a Portfolio or the Trust is requested to vote on a matter with respect to the Master Trust, the Trust will hold a meeting of its shareholders and will cast its votes as instructed by such shareholders and, in the case of a matter affecting only a Fund, as instructed by the shareholders of the corresponding Portfolio(s).

          The Trust will dispense with annual meetings of shareholders in any year in which it is not required to elect Trustees under the Investment Company Act. However, the Trust undertakes to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the Investment Company Act.

          Each share of a Portfolio represents an equal proportional interest in the Portfolio with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Portfolio as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Portfolio are entitled to receive the assets attributable to the Portfolio that are available for distribution, and a distribution of any general assets not attributable to a particular Portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

          Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and nonassessable by the Trust.

DECLARATIONS OF TRUST

          In accordance with Delaware law and in connection with the tax treatment sought by the Master Trust, the Master Trust's Declaration of Trust provides that its investors will be personally and jointly and severally responsible (with rights of contribution INTER SE in proportion to their respective ownership interests in the Master Trust) for the Master Trust's liabilities and obligations in the event that the Master Trust fails to satisfy such liabilities and obligations. However, to the extent assets are available from the Master Trust, the Master Trust will indemnify each investor from any claim or liability to which the investor may become subject solely by reason of his or her having been an investor, and will reimburse the investor for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability.

          The Declarations of Trust of both the Trust and Master Trust provide that obligations of the Trust and the Master Trust are not binding upon their respective Trustees, officers, employees and agents individually and that the Trustees, officers, employees and agents will not be liable to the trusts or their respective investors for any action or failure to act, but nothing in the Declarations of Trust protect a Trustee, officer, employee or agent against any liability to the trusts or their respective investors to which the Trustee, officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Declarations of Trust also provide that the debts, liabilities, obligations and expenses incurred, contracted for or existing with respect to a designated Portfolio or Fund shall be enforceable against the assets and property of such Portfolio or Fund only (and, in the case of a Fund, its investors), and not against the assets or property of any other Portfolio or Fund (or in the case of a Portfolio, the investors therein).

FINANCIAL STATEMENTS

          The Trust's 1995 Annual Report to Shareholders of the Core Growth Qualified Portfolio accompanies this Statement of Additional Information. The financial statements in such Annual Report are incorporated in this Statement of Additional Information by reference. Such financial statements have been audited by Coopers & Lybrand L.L.P., whose report thereon also appears in such Annual Report and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing. The Trust's unaudited financial statements as of January 31, 1996 with respect to the Portfolios are included in Appendix B. Additional copies of the Trust's 1995 Annual Report to Shareholders may be obtained at no charge by writing or telephoning the Trust at the address or number on the front page of this Statement of Additional Information.

REGISTRATION STATEMENT

          The Registration Statement of the Trust and the Master Trust, including the Portfolios' Prospectuses, the Statements of Additional Information and the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Portfolios' Prospectuses or the Statements of Additional Information as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to these Registration Statements, each such statement being qualified in all respects by such reference.

                                   APPENDIX A


                        DESCRIPTION OF SECURITIES RATINGS

     The following paragraphs summarize the descriptions for the rating symbols of securities.


COMMERCIAL PAPER

          The following paragraphs summarize the description for the rating symbols of commercial paper.


MOODY'S INVESTORS SERVICE, INC.

          Moody's short-term debt ratings, which are also applicable to commercial paper investments permitted to be made by the Master Trust, are opinions of the ability of issuers to repay punctually their senior debt obligations which have an original maturity not exceeding one year. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

          PRIME 1: Issuers (or related supporting institutions) rated PRIME-1 have a superior ability for repayment of short-term promissory obligations. PRIME-1 repayment ability will often be evidenced by the following characteristics: (a) leading market positions in well-established industries;
(b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

          PRIME-2: Issuers rated PRIME-2 (or related supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above in the PRIME-1 category but to a lesser degree. Earning trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          PRIME 3: Issuers rated PRIME-3 (or related supporting institutions) have an acceptable ability for repayment of short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

STANDARD & POOR'S CORPORATION

          Standard & Poor's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety, as follows:

          A-1: This designation indicates the degree of safety regarding timely payment is overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics are denoted with a "PLUS" (+) designation.

          A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

          A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

          B: Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

          C: Issues rated "C" are regarded as having a doubtful capacity for payment.

FITCH INVESTORS SERVICE, INC.

          F-1+: Exceptionally strong credit quality. Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

          F-1: Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

          F-2: Good credit quality. Commercial paper assigned this rating has a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issuers assigned F-1+ and F-1 ratings.

          F-3: Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near term adverse changes could cause these securities to be rated below investment grade.

DUFF & PHELPS

          The three rating categories of Duff & Phelps for investment grade commercial paper are "Duff 1," "Duff 2" and "Duff 3." Duff & Phelps employs three designations, "Duff 1+," Duff 1" and "Duff 1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          DUFF 1+ - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          DUFF 1 - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          DUFF 1- - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          DUFF 2 - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          DUFF 3 - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          DUFF 4 - Debt possesses speculative investment characteristics.

          DUFF 5 - Issuer has failed to meet scheduled principal and/or interest payments.

THOMSON BANKWATCH

          Thomson BankWatch commercial paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

          TBW-1 - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

          TBW-2 - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          TBW-3 - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

IBCA

          IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

          A1+ - Obligations are supported by the highest capacity for timely repayment.

          A1 - Obligations are supported by a strong capacity for timely repayment.

          A2 - Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

          A3 - Obligations are supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.


CORPORATE BONDS

MOODY'S

          Moody's corporate bond ratings are opinions of the relative investment qualities of bonds. Moody's employs nine designations to indicate such relative qualities, ranging from "Aaa" for the highest quality obligations to "C" for the lowest. Issues are further refined with the designation 1,2, and 3 to indicate the relative ranking within designations. Bonds with the following Moody's ratings have the following investment qualities:

          Aaa: Bonds in this category are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa: Bonds in this category are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A: Bonds in this category possess many favorable investment attributes and are considered to be as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa: Bonds in this category are considered medium-grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba: Bonds in this category are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B: Bonds in this category generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa: Bonds in this category are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca: Bonds in this category represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcoming.

          C: Bonds in this category are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S

          A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Ratings are graded into ten categories, ranging from "AAA" for the highest quality obligation to "D" for debt in default. Issues are further refined with a "PLUS" or "MINUS" sign to show relative standing within the categories. Bonds with the following Standard & Poor's ratings have the following investment qualities:

          AAA:   Bonds in this category have the highest rating assigned by
Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

          AA: Bonds in this category have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

          A: Bonds in this category have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

          BBB: Bonds in this category have an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

          BB: Bonds in this category have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

          B: Bonds in this category have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

          CCC: Bonds in this category have currently identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

          C: This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

DUFF & PHELPS

          The following summarizes the ratings used by Duff & Phelps for corporate and municipal long-term debt:

          AAA - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          AA - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          A - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          BBB - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          BB, B, CCC, DD, AND DP - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

FITCH INVESTORS SERVICE, INC.

          The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

          AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA."

Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

          A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          BB, B, CCC, CC, C, DDD, DD, AND D - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

          To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

ICBA

          IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

          AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

          AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

          A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

          BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

          BB, B, CCC, CC, AND C - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

          IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

THOMSON BANKWATCH

          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          AAA - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high.


          AA - This designation indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

          A - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          BBB - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          BB, B, CCC, AND CC, - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          D - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

                                                             APPENDIX B

FINANCIAL HIGHLIGHTS
DOMESTIC QUALIFIED PORTFOLIOS

                                                CORE          CORE          EMERGING       INCOME &       BALANCED      GOVERNMENT
                                               GROWTH        GROWTH          GROWTH         GROWTH         GROWTH         INCOME
                                              QUALIFIED     QUALIFIED       QUALIFIED      QUALIFIED      QUALIFIED      QUALIFIED
                                              PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
                                             6-30-94 TO     3-31-95 TO      8-31-95 TO    8-31-95 TO     8-31-95 TO     8-31-95 TO
                                               3-31-95*      1-31-96*        1-31-96*      1-31-96*       1-31-96*       1-31-96*
                                             -------------------------------------------------------------------------------------
PER SHARE DATA: #
Net asset value, beginning of period             $12.50         $13.66         $12.50         $12.50         $12.50         $12.50
Income from investment operations
    Net investment income                         (0.02)         (0.05)          0.04           0.05           0.17           0.43
    Net realized and unrealized
      gains (losses)                               1.18           4.15           0.37           0.76          (0.15)          0.40
                                             -------------------------------------------------------------------------------------
Total from investment operations                   1.16           4.10           0.41           0.81           0.02           0.83
Less distributions
    Dividends from net investment income             --             --             --          (0.07)         (0.09)         (0.23)
    Distributions from capital gains                 --          (0.45)            --             --             --             --
                                             -------------------------------------------------------------------------------------
Net asset value, end of period                   $13.66         $17.31         $12.91         $13.24         $12.43         $13.10
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                     9.28%         30.18%          3.28%          6.47%          0.64%          6.15%
Ratio/Supplemental Data:
Net assets ($000), end of period                 $2,121         $3,743           $158           $844             $1             $1
Ratio of expenses to average
  net assets **+ ++                               1.24%          1.22%           1.49%         1.25%          1.19%          1.10%
Ratio of net income (deficit)
  to average net assets **+ ++                   (0.33%)        (0.54%)        (1.01%)         3.46%          2.39%          5.11%
Portfolio turnover                               98.09%         97.84%        113.73%        111.51%        111.05%        137.01%

--------------------------------------------------
    * Core Growth Qualified Portfolio commenced operation on June 30, 1994. All other Qualified Portfolios commenced operations on August 31, 1995.
   **   Annualized.
    + Net of expense reimbursement equivalent to 1.28%, 1.22%, 52.66%, 18.47%, 2984.78% and 2900.50% of average net assets, respectively.
   ++ Including the expenses allocated from the Master Trust Core Growth Fund, Emerging Growth Fund, Income & Growth Fund, Balanced Growth Fund and Government Income Fund of 0.89%, 0.90%, 1.11%, 0.95%, 0.95%, and 0.63%,
        net of expense reimbursement (adviser recoupment) equivalent to 0%, 0%, 0%, (0.01%), 0.40%, and 2.03% of average net assets of the Funds, respectively.
    #   Unaudited.


                       See notes to financial statements.

NICHOLAS - APPLEGATE MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JANUARY  31, 1996
(UNAUDITED)


                                              EMERGING         CORE         INCOME &       BALANCED         GOVT.
                                               GROWTH         GROWTH         GROWTH         GROWTH         INCOME
                                              QUALIFIED      QUALIFIED      QUALIFIED      QUALIFIED      QUALIFIED
                                              ---------------------------------------------------------------------
ASSETS:
Investments in Master, at value*               $168,169     $3,720,491       $843,786         $1,008         $1,063
Receivables:
  Due from advisor                                3,162          3,683          2,669          2,789          2,790
Other assets                                         --         11,185          9,208          9,684          9,688
Prepaid expenses                                  2,299             --          2,299            881            881
Deferred organization costs                         881          7,556            864          2,299          2,299
                                              ---------------------------------------------------------------------
    Total assets                                174,511      3,742,915        858,826         16,661         16,721
LIABILITIES:
Accrued expenses                                 16,047             --         15,240         15,654         15,660
                                              ---------------------------------------------------------------------
    Total liabilities                            16,047             --         15,240         15,654         15,660

NET ASSETS                                     $158,464     $3,742,915       $843,586         $1,007         $1,061
                                              ---------------------------------------------------------------------
                                              ---------------------------------------------------------------------

Shares of beneficial interest                    12,275        216,339         63,708             81             81
NET ASSET VALUE
PER SHARE                                        $12.91         $17.30         $13.24         $12.43         $13.10
                                              ---------------------------------------------------------------------
                                              ---------------------------------------------------------------------

NET ASSETS CONSISTED
OF THE FOLLOWING:
Paid-in capital                                $156,104     $2,969,773       $814,304         $1,007         $1,019
Accumulated deficit in net
  investment income                                (277)       (15,572)         2,076              3              3
Accumulated net realized
  gains (losses)                                 (9,279)       150,257        (10,880)           (29)             9
Unrealized appreciation
  on investments                                 11,916        638,457         38,086             26             30
                                              ---------------------------------------------------------------------
  TOTAL NET ASSETS                             $158,464     $3,742,915       $843,586         $1,007         $1,061
                                              ---------------------------------------------------------------------
                                              ---------------------------------------------------------------------


*COST OF INVESTMENTS IN THE
   MASTER TRUST:                               $165,706     $2,851,416       $814,073         $1,000         $1,000
                                              ---------------------------------------------------------------------


                       See notes to financial statements.

NICHOLAS - APPLEGATE MUTUAL FUNDS
STATEMENTS OF OPERATIONS
JANUARY 31,1996
(UNAUDITED)

                                              EMERGING         CORE         GROWTH &       BALANCED         GOVT.
                                               GROWTH         GROWTH         GROWTH         GROWTH         INCOME
                                              QUALIFIED      QUALIFIED      QUALIFIED      QUALIFIED      QUALIFIED
                                              ---------------------------------------------------------------------
INVESTMENT INCOME:
Net investment income (deficit)
  from master                                     ($174)       ($5,117)        $2,507            $11            $24
                                              ---------------------------------------------------------------------

EXPENSES:
  Accounting fees                                 1,560         25,220          1,560          1,560          1,560
  Administration fees                             2,090            250             28              1              3
  Audit fees                                      3,132          6,168          3,132          3,132          3,132
  Distribution fees                                                 --             --             --              2
  Insurance                                                         30              1             --
  Legal fees                                          9            828             22             --
  Miscellaneous                                                     63              1             --
  Organization costs                                 88          1,354             87             87             70
  Registration fees - federal                                      287             --             --
  Registration fees - state                       5,866            437          5,866          5,866          5,866
  Shareholder reporting fees                         37            401             75             75             75
  Shareholder servicing fees                                     5,830             --             --              2
  Transfer agent fees                             1,000            444          1,000          1,000          1,000
  Trustees' fee                                     753             94            753            753            770
  Reimbursement due to (from) advisor           (14,432)       (33,949)       (12,325)       (12,473)       (12,478)
                                              ---------------------------------------------------------------------
    Total expenses                                  103          7,457            200              1              2
                                              ---------------------------------------------------------------------

      Net investment income (deficit)              (277)       (12,574)         2,307             10             22
                                              ---------------------------------------------------------------------

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
  Net realized gain (loss) from
   security transactions                         (9,279)       342,999        (10,880)           (29)             9
  Change in unrealized appreciation
   of investments                                11,916        393,835         38,086             26             30
                                              ---------------------------------------------------------------------
      Net gain on investments                     2,637        736,834         27,206             (3)            39
                                              ---------------------------------------------------------------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                        $2,360       $724,260        $29,513             $7            $61
                                              ---------------------------------------------------------------------
                                              ---------------------------------------------------------------------


                       See notes to financial statements.

NICHOLAS - APPLEGATE MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED JANUARY  31, 1996
(UNAUDITED)

                                             EMERGING                CORE                  INCOME &      BALANCED         GOVT.
                                              GROWTH                GROWTH                  GROWTH        GROWTH         INCOME
                                             QUALIFIED             QUALIFIED              QUALIFIED      QUALIFIED      QUALIFIED
                                           ------------   ---------------------------   ------------   ------------   ------------
                                           Period Ended   Period Ended   Period Ended   Period Ended   Period Ended   Period Ended
                                             01/31/96       01/31/96       03/31/95       01/31/96       01/31/96       01/31/96

                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN
NET ASSETS:
OPERATIONS:
  Net investment income (deficit)                  (277)       (12,574)        (2,998)         2,307             10             22
  Net realized and unrealized
   gain on investments                            2,637        736,834        137,153         27,206             (3)            39
                                           ------------   ------------   ------------   ------------   ------------   ------------
    Net increase in net assets
     resulting from operations                    2,360        724,260        134,155         29,513              7             61

DISTRIBUTIONS TO SHARES OF
 BENEFICIAL INTEREST:
   Capital gains                                     --        (85,273)            --             --             --             --
   Investment income                                 --             --             --           (231)            (7)           (19)
                                           ------------   ------------   ------------   ------------   ------------   ------------
                                                     --        (85,273)            --           (231)            (7)           (19)
TRANSACTIONS IN SHARES OF
 BENEFICIAL INTEREST:
  Proceeds from sales                           156,104      1,147,217      2,054,852        814,075          1,000          1,000
  Value of shares issued
   in reinvestment                                   --         85,271             --            231              7             19
  Cost of repurchased shares                         --       (249,179)       (69,388)            (2)            --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

     INCREASE (DECREASE) IN
      NET ASSETS DERIVED FROM
      TRANSACTIONS IN SHARES OF
      BENEFICIAL INTEREST                       156,104        983,309      1,985,464        814,304          1,007          1,019
                                           ------------   ------------   ------------   ------------   ------------   ------------

      TOTAL INCREASE IN NET
       ASSETS                                   158,464      1,622,296      2,119,619        843,586          1,007          1,061

NET ASSETS:
Beginning of period                                  --      2,120,619          1,000             --             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------
End of period                                   158,464      3,742,915      2,120,619        843,586          1,007          1,061
                                           ------------   ------------   ------------   ------------   ------------   ------------
                                           ------------   ------------   ------------   ------------   ------------   ------------

SHARES OF BENEFICIAL INTEREST:
    Beginning balance                                --        155,240             80             --             --             --
    Shares sold                                  12,275         71,355        160,647         63,690             80             80
    Shares reinvested                                --          5,215             --             18              1              1
    Shares repurchased                               --        (15,471)        (5,487)            --             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    TOTAL SHARES OF BENEFICIAL
     INTEREST OUTSTANDING                        12,275        216,339        155,240         63,708             81             81
                                           ------------   ------------   ------------   ------------   ------------   ------------
                                           ------------   ------------   ------------   ------------   ------------   ------------


                       See notes to financial statements.

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION

     Nicholas-Applegate Mutual Funds (the "Trust") is organized as a diversified, open-end management investment company which offers 43 separate series comprised of Portfolios A, with an initial sales charge, B, with a back-end sales charge, C, with a level asset based sales charge, Institutional, with no load, and Qualified, with no load (each a "Portfolio" and collectively the "Portfolios"). The Portfolios of the Trust seek to achieve their respective investment objectives by investing all of their assets in corresponding series of Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified open-end management investment company offering twelve investment vehicles (the "Funds").

     Pursuant to Rule 24f-2 under the Investment Company Act, the Trust has elected to register an indefinite number of shares. The Trust commenced operations on April 19, 1993.

     INVESTMENT INCOME

     Each Portfolio accrues income, net of expenses, daily on its investment in the applicable Fund. All of the net investment income (deficit) and realized and unrealized gains and losses from the security transactions and foreign currency of the Fund are allocated pro rata among the investors in the Fund at the time of such determination.

     FEDERAL INCOME TAXES

     It is the Portfolios' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Accordingly, no federal income tax provisions are required if the Portfolios continue to comply with such requirements.

     The Funds are treated as partnerships for federal income tax purposes. Any interest, dividends and gains or losses of the Funds will be deemed to have been "passed through" to the Portfolios.

     Net investment income and net realized gains for the year, (or period where appropriate), differ for financial statement and tax purposes primarily because of one or all of the following: deferral of wash-sale losses, passive foreign investments, unrealized appreciation/depreciation, and capital loss carryforwards.

     The character of distributions made during the year (or period where appropriate), from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to book/tax differences in the character of income and expense recognition.

     DEFERRED ORGANIZATION COSTS

     Organization Costs incurred by the Trust have been allocated to certain Portfolios based upon management's best estimate of the costs applicable to each Portfolio. These costs have been deferred and will be amortized over a period of 60 months from the date the Portfolios commenced operations.

     In the event that any of the initial shares are redeemed by the holder during the period of amortization of the Portfolios' organization costs, the redemption proceeds will be reduced by any such unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of those shares outstanding at the time of redemption.

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS - (CONTINUED)

--------------------------------------------------------------------------------

2.   TRANSACTIONS WITH AFFILIATES

     ADVISORY AGREEMENTS

     The investment adviser to the Master Trust is Nicholas-Applegate Capital Management ("Nicholas-Applegate" or "Investment Adviser"). The advisory fee is computed daily for the Funds based upon the percentage of each Fund's average daily net assets.

     SHAREHOLDER SERVICE PLAN

     The Trust has approved a shareholder service plan under which Nicholas Applegate Securities is also compensated .25% of the daily net asset value of the Qualified Series for non-distribution related expenses.

     EXPENSE LIMITATIONS

     Nicholas-Applegate and the Trust have undertaken to limit the Portfolio's expenses to the following annual levels through March 31, 1996. In subsequent years, overall operating expenses for each Portfolio will not fall below the applicable percentage limitation until the Investment Adviser has been fully reimbursed for fees foregone or expenses paid by the Investment Adviser under this agreement, as each Portfolio will reimburse the Investment Adviser in subsequent years when operating expenses (before reimbursement) are less than the applicable percentage limitation.

     FUND
     Emerging Growth Qualified Portfolio. . . . .1.50%
     Core Growth Qualified Portfolio. . . . . . .1.25%
     Income & Growth Qualified Portfolio. . . . .1.25%
     Balanced Growth Qualified Portfolio  . . . .1.25%
     Government Income Qualified Portfolio. . . .0.80%

     These percentages are based on the average net assets of the Portfolios, exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with portfolio securities transactions, capital expenditures, and extraordinary expenses.


3.   INVESTMENT TRANSACTIONS

     Additions and reductions in the investments in the respective Master Trust Funds for the period ended January 31, 1996, were as follows:

                                                  Additions  Reductions
                                                   (000s)      (000s)
                                                  ---------  ----------
     Emerging Growth Qualified Portfolio  . . . . . $ 167     $    2
     Core Growth Qualified Portfolio  . . . . . .   1,177        324
     Income & Growth Qualified Portfolio  . . .       814        ---
     Balanced Growth Qualified Portfolio  . . . .       1        ---
     Government Income Qualified Portfolio  . . .       1        ---

NICHOLAS - APPLEGATE INVESTMENT TRUST
STATEMENTS OF ASSETS AND LIABILITIES
JANUARY  31, 1996
(UNAUDITED)

                                             EMERGING         CORE         INCOME &        BALANCED         GOVT.
                                              GROWTH         GROWTH         GROWTH          GROWTH         INCOME
                                               FUND           FUND           FUND            FUND           FUND
                                           ------------------------------------------------------------------------
ASSETS:
  Investments in Master, at value*         $546,626,102   $393,372,189   $106,582,717    $23,252,271     $4,572,190
  Cash                                           $2,131         $3,091             --           $273        $70,834
  Receivables:
    Dividends                                    77,862         14,490         57,190          4,944             --
    Investment securities sold                3,517,962      2,947,835        686,392        338,268             --
    Interests sold                            1,144,231      1,246,301      3,161,979         42,763          6,269
    Interests                                     1,247                       135,181        158,043         99,732
  Other assets                                    1,474            562            187             --             --
  Deferred organization costs                    24,362         34,438         17,079         12,184         11,207
                                           ------------------------------------------------------------------------
      Total assets                          551,395,371    397,618,906    110,640,725     23,808,746      4,760,232

LIABILITIES:
  Payables:
    Investment securities purchased           6,875,506      5,412,442      1,737,700        646,889             --
    Interests repurchased                       280,326        189,812         71,508          8,206         52,437
  Accrued expenses                              640,120        389,891        123,010         23,010         37,550
                                           ------------------------------------------------------------------------
      Total liabilities                       7,795,952      5,992,145      1,932,218        678,105         89,987

NET ASSETS                                 $543,599,419   $391,626,761   $108,708,507    $23,130,641     $4,670,245
                                           ------------------------------------------------------------------------
                                           ------------------------------------------------------------------------

NET ASSETS CONSISTED
OF THE FOLLOWING:
  Paid-in capital                          $415,313,604   $300,799,719    $84,619,547    $18,846,808     $3,830,973
  Accumulated deficit in net
    investment income (loss)                 (5,565,206)      (517,298)    10,922,013      1,298,585        716,630
  Accumulated net realized
    gains (losses)                           18,223,237     14,745,793      1,562,907        (82,716)      (126,001)
  Unrealized appreciation
    on investments                          115,627,784     76,598,547     11,604,040      3,067,964        248,643
                                           ------------------------------------------------------------------------
      TOTAL NET ASSETS                     $543,599,419   $391,626,761   $108,708,507    $23,130,641     $4,670,245
                                           ------------------------------------------------------------------------
                                           ------------------------------------------------------------------------

*COST OF INVESTMENTS                       $430,995,258   $316,773,642    $94,978,677    $20,184,308     $4,323,547
                                           ------------------------------------------------------------------------


                       See notes to financial statements.

NICHOLAS - APPLEGATE INVESTMENT TRUST
STATEMENTS OF OPERATIONS
JANUARY  31, 1996
(UNAUDITED)

                                               EMERGING         CORE         INCOME &       BALANCED         GOVT.
                                                GROWTH         GROWTH         GROWTH         GROWTH         INCOME
                                                 FUND           FUND           FUND           FUND           FUND
                                           ------------------------------------------------------------------------
INVESTMENT INCOME:
INCOME
  Dividends                                  $1,008,768       $923,597       $963,247        $98,654             --
  Interest                                    1,421,581        961,010      3,290,885        607,568       $278,301
                                           ------------------------------------------------------------------------
    Total income                              2,430,349      1,884,607      4,254,132        706,222        278,301

EXPENSES:
  Advisory fees                               4,251,974      2,059,926        653,512        140,343         17,459
  Administration fees                            29,263         96,652         30,730          6,595          1,423
  Accounting fees                               142,826        113,355         63,559         62,500         62,500
  Audit fees                                    110,876         75,409         21,950          4,744          1,007
  Custodian fees                                121,725         56,006         24,019         22,974         12,830
  Insurance                                       8,487          8,480          2,543            621            228
  Legal fees                                     15,497         13,176          2,693            570            126
  Miscellaneous                                  43,647         27,775          8,786          1,889            405
  Organization costs                              7,139         13,029          6,463          4,611          4,241
  Trustees' fees                                  7,281          7,281          7,281          7,281          7,282
  Reimbursement due to (from) advisor                --             --          6,247        (74,361)       (81,979)
                                           ------------------------------------------------------------------------
    Total expenses                            4,738,715      2,471,089        827,783        177,767         25,522
                                           ------------------------------------------------------------------------

      Net investment income (deficit)        (2,308,366)      (586,482)     3,426,349        528,455        252,779
                                           ------------------------------------------------------------------------


NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
  Net realized gain (loss) from
    security transactions                    72,678,431     46,406,452      8,933,184      2,044,567        238,923
  Change in unrealized appreciation
    of investments                           46,633,323     40,428,699      8,071,189      1,065,378        146,977
                                           ------------------------------------------------------------------------
      Net gain on investments               119,311,754     86,835,151     17,004,373      3,109,945        385,900
                                           ------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                  $117,003,388    $86,248,669    $20,430,722     $3,638,400       $638,679
                                           ------------------------------------------------------------------------
                                           ------------------------------------------------------------------------


                       See notes to financial statements.

NICHOLAS - APPLEGATE INVESTMENT TRUST
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED JANUARY  31, 1996
(UNAUDITED)

                                                Emerging Growth                  Core Growth                 Income & Growth
                                                      Fund                          Fund                          Fund
                                           ---------------------------   ---------------------------   ---------------------------
                                           Period Ended   Period Ended   Period Ended   Period Ended   Period Ended   Period Ended
                                               01/31/96       03/31/95       01/31/96       03/31/95       01/31/96       03/31/95
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN
NET ASSETS:
OPERATIONS:
  Net investment income (deficit)           ($2,308,366)   ($2,224,592)     ($586,482)      $136,431     $3,426,349     $5,103,250
  Net realized and unrealized
   gain on investments                      119,311,754     39,984,025     86,835,151      8,757,368     17,004,373     (7,869,263)
                                           ---------------------------   ---------------------------   ---------------------------
    Net increase in net assets
     resulting from operations              117,003,388     37,759,433     86,248,669      8,893,799     20,430,722     (2,766,013)


TRANSACTIONS IN SHARES OF
 BENEFICIAL INTEREST:
  Contributions by partners                  78,142,398     77,212,401     91,534,652     76,785,761     13,399,744     32,875,977
  Withdrawals by partners                  (122,595,518)   (57,696,150)   (70,011,482)   (91,624,360)   (31,208,381)   (42,582,471)
                                           ---------------------------   ---------------------------   ---------------------------

     Increase (decrease) in
      net assets derived from
      transactions in shares of
      beneficial interest                   (44,453,120)    19,516,251     21,523,170    (14,838,599)   (17,808,637)    (9,706,494)
                                           ---------------------------   ---------------------------   ---------------------------

      TOTAL INCREASE IN NET
       ASSETS                                72,550,268     57,275,684    107,771,839     (5,944,800)     2,622,085    (12,472,507)


NET ASSETS:
  BEGINNING OF PERIOD                       471,049,151    413,773,467    283,854,922    289,799,722    106,086,422    118,558,929
                                           ---------------------------   ---------------------------   ---------------------------

  END OF PERIOD                            $543,599,419   $471,049,151   $391,626,761   $283,854,922   $108,708,507   $106,086,422
                                           ---------------------------   ---------------------------   ---------------------------
                                           ---------------------------   ---------------------------   ---------------------------

                                                 Balanced Growth              Government Income
                                                      Fund                          Fund
                                           ---------------------------   ---------------------------
                                           Period Ended   Period Ended   Period Ended   Period Ended
                                             01/31/96       03/31/95       01/31/96       03/31/95
                                           ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN
NET ASSETS:
OPERATIONS:
  Net investment income (deficit)              $528,455       $477,083       $252,779       $365,015
  Net realized and unrealized
   gain on investments                        3,109,945        350,389        385,900       (142,237)
                                           ---------------------------   ---------------------------
    Net increase in net assets
     resulting from operations                3,638,400        827,472        638,679        222,778


TRANSACTIONS IN SHARES OF
 BENEFICIAL INTEREST:
  Contributions by partners                   3,839,997      4,819,959      2,938,795     10,057,391
  Withdrawals by partners                    (6,163,257)    (6,527,607)    (4,240,732)   (13,048,663)
                                           ---------------------------   ---------------------------

     Increase (decrease) in
      net assets derived from
      transactions in shares of
      beneficial interest                    (2,323,260)    (1,707,648)    (1,301,937)    (2,991,272)
                                           ---------------------------   ---------------------------

      TOTAL INCREASE IN NET
       ASSETS                                 1,315,140       (880,176)      (663,258)    (2,768,494)

NET ASSETS:
  BEGINNING OF PERIOD                        21,815,501     22,695,677      5,333,503      8,101,997
                                           ---------------------------   ---------------------------
  END OF PERIOD                             $23,130,641    $21,815,501     $4,670,245     $5,333,503
                                           ---------------------------   ---------------------------
                                           ---------------------------   ---------------------------


                       See notes to financial statements.

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUND'S FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

A.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION

     Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified, open-end management investment company organized as a Delaware business trust, is comprised of twelve investment vehicles (each a "Fund" and collectively the "Funds") as of January 31, 1996. Each Fund has up to five Portfolios which have invested in the respective series of the Master Trust to achieve their investment objective.

     Pursuant to Rule 24f-2 under the Investment Company Act, the Trust has elected to register an indefinite number of shares. The Trust commenced operations on April 19, 1993.

     SECURITIES TRANSACTIONS

     Equity securities are valued at the last sale price (for exchange-listed securities) or the mean between the last bid and asked price (if lacking any sales and for over-the-counter securities). Debt securities generally are valued at the mean between the last bid and asked prices. Securities with 60 days or less remaining to maturity are valued on an amortized cost basis which approximates market value.

     Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Master Trust's Board of Trustees.

     Securities transactions are recognized on the trade date. Realized gains and losses from securities transactions are calculated using the first-in, first-out method. Dividend income is recognized on the ex-dividend date, and interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. The prospectus for the Nicholas-Applegate Mutual Funds describes each Fund's policies with respect to declaration and payment of dividends and distribution of capital gains.

     FEDERAL INCOME TAXES

     The Funds are treated as partnerships for federal income tax purposes. Any interest, dividends and gains or losses of a Fund will be deemed to have been "passed through" to the Portfolios.

     DEFERRED ORGANIZATION COSTS

     Organization costs incurred by the Master Trust have been allocated to the various Funds based upon management's best estimate of the costs applicable to each Fund. These costs have been deferred and will be amortized over a period of 60 months from the date the Funds commenced operations.


B.   TRANSACTIONS WITH AFFILIATES

     ADVISORY AGREEMENTS

     The investment adviser to the Master Trust is Nicholas-Applegate Capital Management ("Nicholas-Applegate") The advisory fee is computed daily for the Funds based upon the following percentages of each Fund's average daily net assets:

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUND'S FINANCIAL STATEMENTS - CONTINUED

--------------------------------------------------------------------------------

                                    First $500        Next $500       Excess of
Fund                                 Million           Million       $1 Billion
----                                ----------        ---------      -----------
Emerging Growth. . . . . . . . . . . .1.00%             1.00%          1.00%
Core Growth Fund . . . . . . . . . .    75%             .675%           .65%
Income & Growth Fund . . . . . . . .    75%             .675%           .65%
Balanced Gowth Fund. . . . . . . . .    75%             .675%           .65%
Government Income Fund . . . . . . .    40%              .55%           .55%


     Nicholas-Applegate advanced certain organization costs discussed in Note 1. As of January 31, 1996, the following Funds have amounts due to Nicholas-Applegate for organizational costs advanced:

Government Income Fund . . . . . . .$24,688


C.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of investment securities, other than short-term obligations, for the period ended January 31, 1996, were as follows:

Fund                                    Purchases         Sales
----                                    ---------         -----
Emerging Growth Fund . . . . . . . . . .$ 548,126       $ 602,613
Core Growth Fund . . . . . . . . . . .    324,138         305,068
Income & Growth Fund . . . . . . . . .    112,243         120,288
Balanced Growth Fund . . . . . . . . .     23,830          26,243
Government Income Fund . . . . . . . .      6,327           7,288

     At January 31, 1996, the net unrealized appreciation (depreciation) based on the cost of investments for Federal income tax purposes was as follows (in 000's):

                                Tax               Gross           Gross               Net
                              Cost of           Unrealized      Unrealized         Unrealized
Fund                         Investments       Appreciation    Depreciation       Appreciation
----                         -----------       ------------    ------------       ------------
Emerging Growth Fund . . . . . $ 430,971           $ 128,390    $ 12,759           $ 115,631
Core Growth Fund . . . . . . .   316,738              80,862       4,264              76,598
Income & Growth Fund . . . .      94,979              12,659       1,055              11,604
Balanced Growth Fund . . . .      20,184               3,470         402               3,068
Government Income Fund . . .       4,324                 249           0                 249

FINANCIAL HIGHLIGHTS
GLOBAL QUALIFIED PORTFOLIOS

                                                            WORLDWIDE   INTERNATIONAL      EMERGING
                                                             GROWTH            GROWTH      COUNTRIES
                                                            QUALIFIED       QUALIFIED      QUALIFIED
                                                            PORTFOLIO       PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------------------------
                                                            8-31-95 to     8-31-95 to     8-31-95 to
                                                             1-31-96*       1-31-96*       1-31-96*
                                                         -------------------------------------------
Per Share Data: #
Net asset value, beginning of period                            $12.50         $12.50         $12.50
Income from investment operations
    Net investment income                                        (0.04)         (0.01)          0.01
    Net realized and unrealized gains (losses)                    0.24           0.34           0.44
                                                         -------------------------------------------
Total from investment operations                                  0.20           0.33           0.45
Less distributions
    Dividends from net investment income                            --             --             --
    Distributions from capital gains                                --             --             --
                                                         -------------------------------------------
Net asset value, end of period                                  $12.70         $12.83         $12.95
----------------------------------------------------------------------------------------------------

TOTAL RETURN:                                                     1.60%          2.64%          3.60%
Ratio/Supplemental Data:
Net assets ($000), end of period                                    $1            $12            $27
Ratio of expenses to average net assets **+  ++                   1.68%          1.76%          1.93%
Ratio of net income (deficit) to average net assets **+  ++      (0.71%)        (0.82%)        (0.59%)
Portfolio turnover                                               99.37%         98.46%         67.08%

--------------------------------------------------
    * The Worldwide Growth, International Growth and Emerging Countries Qualified Portfolios commenced operations on August 31, 1995."
   **   Annualized.
    + Net of expense reimbursement equivalent to 3076.48%, 1755.08% and 847.39% of average net assets, respectively.
   ++ Including the expenses allocated from the Master Trust Worldwide Growth Fund, International Growth Fund, Emerging Countries Fund of 1.20%, 1.35% and 1.60% net of expense reimbursement equivalent to 0.09%, 0.43% and 1.08% of average net assets of the Funds, respectively.
    #   Unaudited.


                       See notes to financial statements.

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 1996
(UNAUDITED)

                                                             WORLDWIDE  INTERNATIONAL      EMERGING
                                                              GROWTH         GROWTH        COUNTRIES
                                                             QUALIFIED      QUALIFIED      QUALIFIED
                                                         -------------------------------------------
ASSETS:
  Investments in Master, at value*                              $1,018        $12,098        $27,081
  Receivables:
    Due from advisor                                             2,877          2,877          2,873
  Expense payment reserve account                                   --         10,033         10,012
  Deferred organization costs                                      864            881          2,471
  Prepaid expenses                                              12,504             --            881
  Other assets                                                      --          2,471             --
                                                         -------------------------------------------
      Total assets                                              17,263         28,360         43,318

LIABILITIES:
   Other payable                                                    --             --             --
   Accrued expenses                                             16,247         16,265         16,242
                                                         -------------------------------------------
      Total liabilities                                         16,247         16,265         16,242

NET ASSETS                                                      $1,016        $12,095        $27,076
                                                         -------------------------------------------
                                                         -------------------------------------------

Shares of beneficial interest                                       80            943          2,091

NET ASSET VALUE PER SHARE                                       $12.70         $12.83         $12.95
                                                         -------------------------------------------
                                                         -------------------------------------------

NET ASSETS CONSISTED OF THE FOLLOWING:
  Paid-in capital                                               $1,000        $12,000        $26,000
  Accumulated deficit in net investment income                      (3)            (6)            (9)
  Accumulated net realized gains(losses)                           (39)           (60)          (205)
  Accumulated foreign exchange
   gains (losses)                                                   --             (8)            (2)
  Unrealized foreign exchange gains(losses)                         --             --             (1)
  Unrealized appreciation on investments                            58            169          1,293
                                                         -------------------------------------------
TOTAL NET ASSETS                                                $1,016        $12,095        $27,076
                                                         -------------------------------------------
                                                         -------------------------------------------
* COST OF INVESTMENTS IN THE MASTER TRUST:                      $1,000        $12,000        $26,000
                                                         -------------------------------------------



                       See notes to financial statements.

NICHOLAS - APPLEGATE MUTUAL FUNDS
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED JANUARY 31, 1996
(UNAUDITED)

                                                            WORLDWIDE   INTERNATIONAL      EMERGING
                                                             GROWTH        GROWTH          COUNTRIES
                                                            QUALIFIED     QUALIFIED        QUALIFIED
                                                         -------------------------------------------
INVESTMENT INCOME:
  Net investment income
   from master                                                     ($1)           ($3)           ($4)
                                                         -------------------------------------------

  EXPENSES:
    Accounting fees                                              1,560          1,560          1,560
    Administration fees                                             --              1              6
    Audit fee                                                    3,132          3,132          3,132
    Organization costs                                              87             87             87
    Registration fees - state                                    6,305          6,305          6,305
    Shareholder reporting fees                                      76             76             47
    Transfer agent fees                                          1,000          1,000          1,000
    Trustees' fees                                                 753            753            753
    Reimbursement due from advisor                             (12,911)       (12,911)       (12,885)
                                                         -------------------------------------------
      Total expenses                                                 2              3              5
                                                         -------------------------------------------

        Net investment income (deficit)                             (3)            (6)            (9)
                                                         -------------------------------------------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) from
     security transactions                                         (39)           (60)          (205)
    Net realized foreign exchange
     gains (losses)                                                 --             (8)            (2)
    Net unrealized foreign exchange
     gains (losses)                                                 --             --             (1)
    Change in unrealized appreciation
     (depreciation) of investments                                  58            169          1,293
                                                         -------------------------------------------
        Net gain on investments                                     19            101          1,085
                                                         -------------------------------------------

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                         $16            $95         $1,076
                                                         -------------------------------------------
                                                         -------------------------------------------


                       See notes to financial statements.

NICHOLAS - APPLEGATE MUTUAL FUNDS
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED JANUARY 31, 1996
(UNAUDITED)

                                                            WORLDWIDE   INTERNATIONAL    EMERGING
                                                             GROWTH        GROWTH        COUNTRIES
                                                            QUALIFIED     QUALIFIED      QUALIFIED
                                                          ------------------------------------------
                                                          Period Ended   Period Ended   Period Ended
                                                            01/31/96       01/31/96       01/31/96
                                                          ------------   ------------   ------------
INCREASE (DECREASE) IN
 NET ASSETS:
  OPERATIONS:
    Net investment income (deficit)                                 (3)            (6)            (9)
    Net realized and unrealized gain
     on investments                                                 19            101          1,085
                                                          ------------   ------------   ------------
      Net increase in net
       assets resulting from operations                             16             95          1,076

  TRANSACTIONS IN SHARES OF
   BENEFICIAL INTEREST:
    Proceeds from sales                                          1,000         12,000         26,000
    Value of shares issued in reinvestment                          --             --             --
    Cost of repurchased shares                                      --             --             --
                                                          ------------   ------------   ------------

      Increase (decrease) in                                         0              0
       net assets derived from
       transactions in shares of
       beneficial interest                                       1,000         12,000         26,000
                                                          ------------   ------------   ------------
        Total increase (decrease)
          in net assets                                          1,016         12,095         27,076


NET ASSETS:
  BEGINNING OF PERIOD                                               --             --             --
                                                          ------------   ------------   ------------
  END OF PERIOD                                                  1,016         12,095         27,076
                                                          ------------   ------------   ------------
                                                          ------------   ------------   ------------

  SHARES OF BENEFICIAL INTEREST:
      Beginning balance                                             --             --             --
      Shares sold                                                   80            943          2,091
      Shares reinvested                                             --             --             --
      Shares repurchased                                            --             --             --
                                                          ------------   ------------   ------------
      Total shares of beneficial
        interest outstanding                                        80            943          2,091
                                                          ------------   ------------   ------------
                                                          ------------   ------------   ------------


                       See notes to financial statements.

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION

     Nicholas-Applegate Mutual Funds (the "Trust") is organized as a diversified, open-end management investment company which offers 43 separate series comprised of Portfolios A, with an initial sales charge, B, with a back-end sales charge, C, with a level asset based sales charge, Institutional, with no load, and Qualified, with no load (each a "Portfolio" and collectively the "Portfolios"). The Portfolios of the Trust seek to achieve their respective investment objectives by investing all of their assets in corresponding series of Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified open-end management investment company offering twelve investment vehicles (the "Funds").

     Pursuant to Rule 24f-2 under the Investment Company Act, the Trust has elected to register an indefinite number of shares. The Trust commenced operations on April 19, 1993.

     INVESTMENT INCOME

     Each Portfolio accrues income, net of expenses, daily on its investment in the applicable Fund. All of the net investment income (deficit) and realized and unrealized gains and losses from the security transactions and foreign currency of the Fund are allocated pro rata among the investors in the Fund at the time of such determination.

     FEDERAL INCOME TAXES

     It is the Portfolios' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Accordingly, no federal income tax provisions are required if the Portfolios continue to comply with such requirements.

     The Funds are treated as partnerships for federal income tax purposes. Any interest, dividends and gains or losses of the Funds will be deemed to have been "passed through" to the Portfolios.

     Net investment income and net realized gains for the year, (or period where appropriate), differ for financial statement and tax purposes primarily because of one or all of the following: deferral of wash-sale losses, passive foreign investments, unrealized appreciation/depreciation, and capital loss carryforwards.

     The character of distributions made during the year (or period where appropriate), from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to book/tax differences in the character of income and expense recognition.

     DEFERRED ORGANIZATION COSTS

     Organization Costs incurred by the Trust have been allocated to certain Portfolios based upon management's best estimate of the costs applicable to each Portfolio. These costs have been deferred and will be amortized over a period of 60 months from the date the Portfolios commenced operations.

     In the event that any of the initial shares are redeemed by the holder during the period of amortization of the Portfolios' organization costs, the redemption proceeds will be reduced by any such unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of those shares outstanding at the time of redemption.

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2.   TRANSACTIONS WITH AFFILIATES

     ADVISORY AGREEMENTS

     The investment adviser to the Master Trust is Nicholas-Applegate Capital Management ("Nicholas-Applegate" or "Investment Adviser"). The advisory fee is computed daily for the Funds based upon the percentage of each Fund's average daily net assets.

     SHAREHOLDER SERVICE PLAN

     The Trust has approved a shareholder service plan whereby
Nicholas-Applegate Securities is compensated .25% of the daily net asset value of the Qualified Series for non-distribution related expenses.

     EXPENSE LIMITATIONS

     Nicholas-Applegate and the Trust have undertaken to limit the Portfolio's expenses to the following annual levels through March 31, 1996. In subsequent years, overall operating expenses for each Portfolio will not fall below the applicable percentage limitation until the Investment Adviser has been fully reimbursed for fees foregone or expenses paid by the Investment Adviser under this agreement, as each Portfolio will reimburse the Investment Adviser in subsequent years when operating expenses (before reimbursement) are less than the applicable percentage limitation.

     Fund
     ----
     Worldwide Growth Portfolio . . . . . . . . 1.60%
     International Growth Portfolio . . . . . . 1.65%
     Emerging Countries Portfolio . . . . . . . 1.90%

     These percentages are based on the average net assets of the Portfolios, exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with portfolio securities transactions, capital expenditures, and extraordinary expenses.

3.   INVESTMENT TRANSACTIONS

     Additions and reductions in the investments in the respective Master Trust Funds for the period ended January 31, 1996, were as follows:


                                                  Additions  Reductions
                                                   (000s)     (000s)
                                                  ---------  ----------
    Worldwide Growth Qualified Portfolio . . . . .   $ 1       --
    International Growth Qualified Portfolio . . .  $ 12       --
    Emerging Countries Qualified Portfolio . . . .  $ 26       --

NICHOLAS-APPLEGATE INVESTMENT TRUST
STATEMENTS OF ASSETS AND LIABILITIES
JANUARY 31, 1996
(UNAUDITED)

                                                             WORLDWIDE  INTERNATIONAL      EMERGING
                                                              GROWTH        GROWTH         COUNTRIES
                                                               FUND          FUND            FUND
                                                         -------------------------------------------
ASSETS:
  Investments in Master, at value*                         $96,468,803    $19,009,646    $13,623,953
  Foreign Currency                                             573,692        543,783        152,494
  Cash                                                           4,256          2,000             --
  Receivables:
    Dividends                                                  204,590         25,015          1,072
    Investment securities sold                                 587,547         46,977        116,334
    Interests sold                                             157,165         32,488        338,287
  Other assets                                                      --             64          2,658
  Deferred organization costs                                   13,962            878             --
                                                         -------------------------------------------
      TOTAL ASSETS                                          98,010,015     19,660,851     14,234,798

LIABILITIES:
  Payables:
    Investments securities purchased                                --        114,130        362,280
    Interests repurchased                                      129,630             --            543
  Accrued expenses                                             182,602         14,582         13,373
                                                         -------------------------------------------
      TOTAL LIABILITIES                                        312,232        128,712        376,196
                                                         -------------------------------------------

NET ASSETS                                                 $97,697,783    $19,532,139    $13,858,602
                                                         -------------------------------------------
                                                         -------------------------------------------

NET ASSETS CONSISTED OF
 THE FOLLOWING:
  Paid-in capital                                          $78,217,506    $18,073,044    $12,966,169
  Accumulated deficit in net investment income                 503,855         79,523         29,162
  Accumulated net realized gains(losses)                     6,284,606       (494,732)      (346,164)
  Accumulated foreign exchange
   gains (losses)                                              937,494        166,035        (11,657)
  Unrealized foreign exchange gains(losses)                      1,244         (3,832)          (522)
  Unrealized appreciation on investments                    11,753,078      1,712,101      1,221,614
                                                         -------------------------------------------
TOTAL NET ASSETS                                           $97,697,783    $19,532,139    $13,858,602
                                                         -------------------------------------------
                                                         -------------------------------------------

* COST OF INVESTMENTS                                      $84,715,725    $17,297,545    $12,402,339
                                                         -------------------------------------------


                       See notes to financial statements.

NICHOLAS-APPLEGATE INVESTMENT TRUST
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED JANUARY 31, 1996
(UNAUDITED)

                                                            WORLDWIDE   INTERNATIONAL      EMERGING
                                                             GROWTH         GROWTH         COUNTRIES
                                                              FUND           FUND            FUND
                                                         -------------------------------------------
INVESTMENT INCOME:
INCOME:
  Dividends                                                 $1,089,512       $222,560        $60,341
  Interest                                                     150,335         25,717         36,840
                                                         -------------------------------------------
      Total income                                           1,239,847        248,277         97,181
                                                         -------------------------------------------

  EXPENSES:
    Advisory fee                                               818,532        152,687         70,549
    Administration fee                                          28,864          5,384          1,972
    Accounting fee                                              62,549         62,500         54,001
    Audit fee                                                   20,597          3,843          1,528
    Custodian fee                                              100,654         37,179         15,075
    Insurance                                                    2,145            403            192
    Legal fee                                                    2,534            472            143
    Miscellaneous                                                8,250          1,539            577
    Organization costs                                           5,279            251             --
    Trustees' fees                                               7,282          7,281          7,281
    Reimbursement due from advisor                             (74,713)       (65,412)       (61,016)
                                                         -------------------------------------------
      Total expenses                                           981,973        206,127         90,302
                                                         -------------------------------------------

        Net investment income (deficit)                        257,874         42,150          6,879
                                                         -------------------------------------------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) from
     security transactions                                   7,013,375       (243,278)      (125,540)
    Net realized foreign exchange
     gains (losses)                                            821,979        198,330        (12,118)
    Net unrealized foreign exchange
     gains (losses)                                            (51,914)        (3,389)          (478)
    Change in unrealized appreciation
     (depreciation) of investments                           5,767,751      1,763,079      1,594,482
                                                         -------------------------------------------
        Net gain on investments                             13,551,191      1,714,742      1,456,346
                                                         -------------------------------------------

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                 $13,809,065     $1,756,892     $1,463,225
                                                         -------------------------------------------
                                                         -------------------------------------------


                       See notes to financial statements.

NICHOLAS - APPLEGATE INVESTMENT TRUST
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED JANUARY 31, 1996
(UNAUDITED)

                                                WORLDWIDE GROWTH            INTERNATIONAL GROWTH           EMERGING COUNTRIES
                                                      FUND                          FUND                          FUND
                                           ---------------------------   ---------------------------   ---------------------------
                                           Period Ended   Period Ended   Period Ended   Period Ended   Period Ended   Period Ended
                                             01/31/96       03/31/95       01/31/96       03/31/95       01/31/96       03/31/95
                                           ---------------------------   ---------------------------   ---------------------------
INCREASE (DECREASE) IN
 NET ASSETS:
  OPERATIONS:
    Net investment income (deficit)             257,874        240,302         42,150         33,806          6,879         22,283
    Net realized and unrealized gain
     on investments                          13,551,191     (1,243,531)     1,714,742       (593,596)     1,456,346       (593,075)
                                           ---------------------------   ---------------------------   ---------------------------
      Net increase in net
       assets resulting from operations      13,809,065     (1,003,229)     1,756,892       (559,790)     1,463,225       (570,792)
                                           ---------------------------   ---------------------------   ---------------------------

  TRANSACTION IN SHARES OF
   BENEFICIAL INTEREST:
    Contributions by partners                15,089,063     39,169,871      2,739,763     15,092,291      9,607,095      5,244,412
    Withdrawals by partners                 (28,762,717)   (30,285,996)    (2,576,913)      (609,534)      (491,796)    (1,393,542)
                                           ---------------------------   ---------------------------   ---------------------------

      Increase (decrease) in
       net assets derived from
       transactions in shares of
       beneficial interest                  (13,673,654)     8,883,875        162,850     14,482,757      9,115,299      3,850,870
                                           ---------------------------   ---------------------------   ---------------------------

        TOTAL INCREASE (DECREASE)
          IN NET ASSETS                         135,411      7,880,646      1,919,742     13,922,967     10,578,524      3,280,078


NET ASSETS:
  BEGINNING OF PERIOD                        97,562,372     89,681,726     17,612,397      3,689,430      3,280,078             --
                                           ---------------------------   ---------------------------   ---------------------------
  END OF PERIOD                              97,697,783     97,562,372     19,532,139     17,612,397     13,858,602      3,280,078
                                           ---------------------------   ---------------------------   ---------------------------
                                           ---------------------------   ---------------------------   ---------------------------


                       See notes to financial statements.

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUND'S FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

A.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION

     Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified, open-end management investment company organized as a Delaware business trust, is comprised of twelve investment vehicles (each a "Fund" and collectively the "Funds") as of January 31, 1996. Each Fund has up to five Portfolios which have invested in the respective series of the Master Trust to achieve their investment objective.

     Pursuant to Rule 24f-2 under the Investment Company Act, the Trust has elected to register an indefinite number of shares. The Trust commenced operations on April 19, 1993.

     SECURITIES TRANSACTIONS

     Equity securities are valued at the last sale price (for exchange-listed securities) or the mean between the last bid and asked price (if lacking any sales and for over-the-counter securities). Debt securities generally are valued at the mean between the last bid and asked prices. Securities with 60 days or less remaining to maturity are valued on an amortized cost basis which approximates market value.

     Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Master Trust's Board of Trustees.

     Securities transactions are recognized on the trade date. Realized gains and losses from securities transactions are calculated using the first-in, first-out method. Dividend income is recognized on the ex-dividend date, and interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. The prospectus for the Nicholas-Applegate Mutual Funds describes each Fund's policies with respect to declaration and payment of dividends and distribution of capital gains.

     FOREIGN CURRENCY TRANSLATION

     Foreign currency balances of the Worldwide Growth Fund, International Growth Fund and Emerging Countries Fund other than the cost of investments, are translated into U.S. dollar values at the bid price of such currency against the U.S. dollar last quoted on the valuation date.

     Gains and losses on securities transactions resulting from fluctuations in foreign currency exchange rates are not isolated. The Funds report these foreign currency related transactions as components of realized and unrealized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

     FEDERAL INCOME TAXES

     The Funds are treated as partnerships for federal income tax purposes. Any interest, dividends and gains or losses of a Fund will be deemed to have been "passed through" to the Portfolios.

     DEFERRED ORGANIZATION COSTS

     Organization costs incurred by the Master Trust have been allocated to the various Funds based upon management's best estimate of the costs applicable to each Fund. These costs have been deferred and will be amortized over a period of 60 months from the date the Funds commenced operations.

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS - CONTINUED

--------------------------------------------------------------------------------

B.   TRANSACTIONS WITH AFFILIATES

     ADVISORY AGREEMENTS

     The investment adviser to the Master Trust is Nicholas-Applegate Capital Management ("Nicholas-Applegate"). The advisory fee is computed daily for the Funds based upon the following percentages of each Fund's average daily net assets:

                                       First $500          Next $500       Excess of
Fund                                    Million             Million       $1 Billion
----                                   ----------          ---------      -----------
Worldwide Growth Fund. . . . . . . . . .  1.00%              0.90%          0.85%
International Growth Fund. . . . . . . .  1.00%              0.90%          0.85%
Emerging Countries Fund. . . . . . . . .  1.25%              1.25%          1.25%


C.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of investment securities, other than short-term obligations, for the period ended January 31, 1996, were as follows:


Fund                                     Purchases          Sales
----                                     ---------          -----
Worldwide Growth Fund. . . . . . . . . . $ 92,353         106,279
International Growth Fund    . . . . . .   17,043          17,941
Emerging Countries Fund. . . . . . . . .   11,937           4,023

At January 31, 1996, the net unrealized appreciation (depreciation) based on the cost of investments for Federal income tax purposes was as follows (in 000's):


                                   Tax            Gross             Gross               Net
                                  Cost of       Unrealized       Unrealized         Unrealized
Fund                           Investments     Appreciation     Depreciation        Appreciation
----                           -----------     ------------     ------------        ------------
Worldwide Growth Fund. . . . . .$ 84,716         $14,789           $3,037             $11,752
International Growth Fund. . . .  17,298           2,230              521               1,709
Emerging Countries Fund. . . . .  12,402           1,665              444               1,220

D.   OFF BALANCE SHEET RISKS

     The Worldwide Growth, International Growth and Emerging Countries Funds' investment in foreign securities may entail risks due to the potential of political and economic instability in the countries where the securities are being offered. In addition, foreign exchange fluctuations could affect the value of positions held. It is the Funds' policy to continuously monitor its exposure to these risks.

                         NICHOLAS-APPLEGATE MUTUAL FUNDS

                                    FORM N-1A

                           PART C:  OTHER INFORMATION


Item 24.  FINANCIAL STATEMENTS AND EXHIBITS.

     a.   Financial Statements:


          Registrant's Schedule of Investments as of March 31, 1995, Statement of Assets and Liabilities as of March 31, 1995, Statement of Operations for the period ended March 31, 1995, related Notes and Independent Accountant's Reports dated May 12, 1995, with respect to the Core Growth Qualified Portfolio are included as part of Registrant's Annual Report to Shareholders for the year ended March 31, 1995, incorporated herein by reference in Part B.



          Registrant's unaudited Schedule of Investments as of January 31, 1996, Statement of Assets and Liabilities as of January 31, 1996, Statement of Operations for the period ended January 31, 1996, and related Notes with respect to the Core Growth, Emerging Growth, Income & Growth, Balanced Growth, Government Income, Worldwide Growth, International Growth and Emerging Countries Qualified Portfolio series are included in Part B.


     b.   Exhibits:

          (1.1)     Certificate of Trust of Registrant (a).

          (1.2) Certificate of Amendment to Certificate of Trust of Registrant (a).

          (1.3)     Declaration of Trust of Registrant (b).

          (1.4)     Amended and Restated Declaration of Trust of Registrant (a).

          (1.5) Certificate of Trustees dated August 6, 1993, establishing Emerging Growth Portfolio series (c).

          (1.6) Certificate of Trustees dated December 15, 1993, establishing International Growth Portfolio series (d).

          (1.7)     Amendment No. 2 to Amended and Restated Declaration of Trust
                    (f).

          (1.8)     Amendment No. 3 to Amended and Restated Declaration of Trust
                    (g).

          (1.9)     Amendment No. 4 to Amended and Restated Declaration of Trust
                    (m).

          (1.10)    Amendment No. 5 to Amended and Restated Declaration of Trust
                    (m).

          (1.11)    Amendment No. 6 to Amended and Restated Declaration of Trust
                    (n).

          (1.12)    Amendment No. 7 to Amended and Restated Declaration of Trust
                    (n).

          (1.13) Form of Amendment No. 8 to Amended and Restated Declaration of Trust (o).

          (1.14) Form of Amendment No. 9 to Amended and Restated Declaration of Trust (q).

          (2)       Amended Bylaws of Registrant (i).

          (3)       None.

          (4)       None.

          (5)       None.

          (6.1) Distribution Agreement between Registrant and Nicholas-Applegate Securities dated as of April 19, 1993 (d).

          (6.2) Letter agreement between Registrant and Nicholas-Applegate Securities dated May 17, 1993, adding certain Institutional (formerly Qualified) Portfolio series and Emerging Growth Portfolio series to Distribution Agreement (c).

          (6.3) Letter agreement between Registrant and Nicholas-Applegate Securities dated December 15, 1993, adding International Growth Portfolio series to Distribution Agreement (d).

          (6.4) Letter agreement between Registrant and Nicholas-Applegate Securities dated April 22, 1994, adding Qualified Portfolio series to Distribution Agreement (j).

          (6.5) Letter agreement between Registrant and Nicholas-Applegate Securities, adding Emerging Countries Growth Portfolio series, Global Growth & Income Portfolio series and Mini-Cap Growth Portfolio series to Distribution Agreement (o).

          (6.6) Letter agreement between Registrant and Nicholas-Applegate Securities, adding Series B Portfolios to Distribution Agreement (o).

          (6.7) Letter agreement between Registrant and Nicholas-Applegate Securities, adding Fixed Income and Qualified Portfolio series to Distribution Agreement (o).

          (6.8) Form of letter agreement between Registrant and Nicholas-Applegate Securities, adding Value Institutional Portfolio series to Distribution Agreement (q).

          (7)       None.

          (8.1) Custodian Services Agreement between Registrant and PNC Bank dated as of April 1, 1993 (d).

          (8.2) Letter agreement between Registrant and PNC Bank dated July 19, 1993, adding certain Institutional (formerly Qualified) Portfolio series to Custodian Services Agreement (d).

          (8.3) Letter agreement between Registrant and PNC Bank dated August 20, 1993, adding Emerging Growth Portfolio series to Custodian Services Agreement (c).

          (8.4) Letter agreement between Registrant and PNC Bank dated December 15, 1993, adding International Growth Portfolio series to Custodian Services Agreement (d).

          (8.5) Letter agreement between Registrant and PNC Bank dated April 22, 1994, adding Core Growth Qualified Portfolio series to Custodian Services Agreement (d).

          (8.6) Form of letter agreement between Registrant and PNC Bank, adding Emerging Countries Growth Portfolio series, Global Growth & Income Portfolio series and Mini-Cap Growth Portfolio series to Custodian Agreement (l).

          (8.7) Form of letter agreement between Registrant and PNC Bank, adding Series B Portfolios to Custodian Agreement (n).

          (8.8) Form of letter agreement between Registrant and PNC Bank, adding Fixed Income Portfolio series to Custodian Agreement
                    (n).

          (8.9) Form of letter agreement between Registrant and PNC Bank adding Value Institutional Portfolio series to Custodian Agreement (q).

          (9.1) Administration Agreement between Registrant and Investment Company Administration Corporation dated as of April 1, 1993
                    (d).

          (9.2) Amendments to Administration agreement between Registrant and Investment Company Administration Corporation dated July 1993 and January 1994 (d).

          (9.3) Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated as of April 1, 1993 (d).

          (9.4) Letter agreement between Registrant and State Street Bank and Trust Company dated July 19, 1993, adding certain Institutional (formerly Qualified) Portfolio series to Transfer Agency and Service Agreement (d).

          (9.5) Letter agreement between Registrant and State Street Bank and Trust Company dated August 20, 1993, adding Emerging Growth Portfolio Series to Transfer Agency and Service Agreement (d).

          (9.6) Letter agreement between Registrant and State Street Bank and Trust Company dated December 15, 1993, adding International Growth Portfolio series to Transfer Agency and Service Agreement (d).

          (9.7) Letter agreement between Registrant and State Street Bank and Trust Company dated April 22, 1994, adding Core Growth Qualified Portfolio series to Transfer Agency and Service Agreement (d).

          (9.8) Letter agreement between Registrant and State Street Bank and Trust Company, adding Emerging Countries Growth Portfolio series, Global Growth & Income Portfolio series and Mini-Cap Growth Portfolio series to Transfer Agency and Service Agreement (o).

          (9.9) Letter agreement between Registrant and State Street Bank and Trust Company, adding Series B Portfolios to Transfer Agency and Service Agreement (o).

          (9.10) Form of letter agreement between Registrant and State Street Bank and Trust Company, adding Fixed Income Portfolio series to Transfer Agency and Service Agreement (n).

          (9.11) Form of letter agreement between Registrant and State Street Bank and Trust Company, adding Value Institutional Portfolio series to Transfer Agency and Service Agreement (q).

          (9.12) Shareholder Service Plan between Registrant and Nicholas-Applegate Securities (a).

          (9.13) License Agreement dated as of December 17, 1992, between Registrant and Nicholas-Applegate Capital Management (d).

          (9.14) Accounting Services Agreement between Registrant and PFPC Inc. dated as of April 1, 1993 (d).

          (9.15) Letter agreement between Registrant and PFPC Inc. dated July 19, 1993, adding certain Institutional (formerly Qualified) Portfolio series to Accounting Services Agreement (d).

          (9.16) Letter agreement between Registrant and PFPC Inc. dated August 20, 1993, adding Emerging Growth Portfolio series to Accounting Services Agreement (d).

          (9.17) Letter agreement between Registrant and PFPC Inc. dated December 15, 1993, adding International Growth Portfolio series to Accounting Services Agreement (d).

          (9.18) Letter agreement between Registrant and PFPC Inc. dated April 22, 1994, adding Core Growth Qualified Portfolio series to Accounting Services Agreement (d).

          (9.19) Letter agreement between Registrant and PFPC Inc., adding Emerging Countries Growth Portfolio series, Global Growth & Income Portfolio series and Mini-Cap Growth Portfolio series to Accounting Services Agreement (o).

          (9.20) Form of letter agreement between Registrant and PFPC Inc., adding Series B Portfolios to Accounting Services Agreement
                    (n).

          (9.21) Form of letter agreement between Registrant and PFPC Inc., adding Fixed Income Portfolio series to Accounting Services Agreement (n).

          (9.22) Form of letter agreement between Registrant and PFPC, Inc. adding Value Institutional Portfolio series to Accounting Services Agreement (q).

          (9.23) Letter agreement between Registrant and Nicholas-Applegate Capital Management dated September 27, 1993 regarding expense reimbursements (c).

          (9.24) Letter agreement between Registrant and Nicholas-Applegate Capital Management dated December 15, 1993, adding International Growth Portfolio series to agreement regarding expense reimbursements (d).

          (9.25) Letter agreement between Registrant and Nicholas-Applegate Capital Management dated April 22, 1994, adding Qualified Portfolio series to agreement regarding expense reimbursements (j).

          (9.26) Letter agreement between Registrant and Nicholas-Applegate Capital Management, adding Emerging Growth Institutional Portfolio series, Global Growth & Income Portfolio series and Mini-Cap Growth Portfolio series to agreement regarding expense reimbursements (o).

          (9.27) Letter agreement between Registrant and Nicholas-Applegate Capital Management, adding Series B Portfolios to agreement regarding expense reimbursement (o).

          (9.28) Letter agreement between Registrant and Nicholas-Applegate Capital Management, adding Qualified and Fixed Income Portfolio series to agreement regarding expense reimbursement (o).

          (9.29) Letter agreement between Registrant and Nicholas-Applegate Capital Management revising expense reimbursement agreement with respect to Government Income Portfolios (o).

          (9.30) Form of letter agreement between Registrant and Nicholas-Applegate Capital Management, adding Value Institutional Portfolio series to agreement regarding expense reimbursement (q).

          (10)      Opinion of Counsel (a).


          (11)      Consent of Independent Accountants.


          (12)      Not applicable.

          (13) Investment Letter of initial investor in Registrant dated April 1, 1993 (d).

          (14.1)    IRA Plan Materials (d).

          (14.2)    401(k) Profit-Sharing Plan Materials (d).

          (15)      Amended Distribution Plan of Registrant (o).

          (16)      Schedule of Computation of Performance Quotations (c).

          (17.1)    Limited Powers of Attorney of Trustees (d).

          (17.2)    Limited Power of Attorney of Walter E. Auch (k).

          (17.3)    Limited Power of Attorney of John D. Wylie (p).

______________________________

(a) Filed as an Exhibit to Amendment No. 1 to Registrant's Form N-1A Registration Statement on March 15, 1993 and incorporated herein by reference.

(b) Filed as an Exhibit to Registrant's Form N-1A Registration Statement on December 21, 1992 and incorporated herein by reference.

(c) Filed as an Exhibit to Amendment No. 6 to Registrant's Form N-1A Registration Statement on November 1, 1993 and incorporated herein by reference.

(d) Filed as an Exhibit to Amendment No. 12 to Registrant's Form N-1A Registration Statement on August 1, 1994 and incorporated herein by reference.

(e) Filed as an Exhibit to Amendment No. 7 to Registrant's Form N-1A Registration Statement on December 20, 1993 and incorporated herein by reference.

(f) Filed as an Exhibit to Amendment No. 8 to Registrant's Form N-1A Registration Statement on February 22, 1994 and incorporated herein by reference.

(g) Filed as an Exhibit to Amendment No. 9 to Registrant's form N-1A Registration Statement on February 22, 1994 and incorporated herein by reference.

(h) Filed as an Exhibit to Amendment No. 15 to Registrant's Form N-1A Registration Statement on September 26, 1994 and incorporated herein by reference.

(i) Filed as an Exhibit to Amendment No. 2 to Registrant's Form N-1A Registration Statement on April 5, 1993 and incorporated herein by reference.

(j) Filed as an Exhibit to Amendment No. 11 to Registrant's Form N-1A Registration Statement on July 6, 1994 and incorporated herein by reference.

(k) Filed as an Exhibit to Amendment No. 14 to Registrant's Form N-1A Registration Statement on September 26, 1994 and incorporated herein by reference.


(l) Filed as an Exhibit to Amendment No. 16 to Registrant's Form N-1A Registration Statement on October 26, 1994 and incorporated herein by reference.

(m) Filed as an Exhibit to Amendment No. 20 to Registrant's Form N-1A Registration Statement on December 30, 1994 and incorporated herein by reference.

(n) Filed as an Exhibit to Amendment No. 22 to Registrant's Form N-1A Registration Statement on May 22, 1995 and incorporated herein by reference.

(o) Filed as an Exhibit to Amendment No. 23 to Registrant's Form N-1A Registration Statement on July 12, 1995 and incorporated herein by reference.

(p) Filed as an Exhibit to Amendment No. 27 to Registrant's Form N-1A Registration Statement on January 19, 1996 and incorporated herein by reference.

(q) Filed as an Exhibit to Amendment No. 28 to Registrant's Form N-1A Registration Statement on January 19, 1996 and incorporated herein by reference.


Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          Fred C. Applegate, Arthur B. Laffer and Charles E. Young, members of the Board of Trustees of Registrant, are also three of the seven members of the Board of Directors of Nicholas-Applegate Fund, Inc., a registered investment company. Accordingly, Registrant and Nicholas-Applegate Fund, Inc. may be deemed to be under common control.


Item 26.  NUMBER OF HOLDERS OF SECURITIES.

          As of December 31, 1995, the number of record holders of each series of Registrant was as follows:

 Title of Series                                        Number of Record Holders
 _______________                                        ________________________

 Core Growth Portfolio A                                          6,185
 Emerging Growth Portfolio A                                     11,046
 Income & Growth Portfolio A                                      1,991
 Balanced Growth Portfolio A                                        547
 International Growth Portfolio A                                    59
 Worldwide Growth Portfolio                                       1,778
 Government Income Portfolio A                                      103
 Emerging Countries Portfolio A                                     253
 Money Market Portfolio                                             104
 Core Growth Portfolio B                                            500
 Emerging Growth Portfolio B                                        622
 Income & Growth Portfolio B                                         78
 Balanced Growth Portfolio B                                         45
 International Growth Portfolio B                                    38
 Worldwide Growth Portfolio B                                        59
 Government Income Portfolio B                                       10
 Emerging Countries Portfolio B                                     129
 Core Growth Portfolio C                                         14,530
 Emerging Growth Portfolio C                                     16,200
 Income & Growth Portfolio C                                      5,487
 Balanced Growth Portfolio C                                      1,357
 Worldwide Growth Portfolio C                                     6,037
 International Growth Portfolio C                                    78
 Government Income Portfolio C                                      278
 Emerging Countries Portfolio C                                     174
 Core Growth Institutional Portfolio                                158
 Emerging Growth Institutional Portfolio                            150
 Income & Growth Institutional Portfolio                             98

 Balanced Growth Institutional Portfolio                             20
 Worldwide Growth Institutional Portfolio                            70
 International Growth Institutional Portfolio                        56
 Emerging Countries Institutional Portfolio                          56
 Mini-Cap Growth Institutional Portfolio                             57
 Fully Discretionary Institutional Fixed Income Portfolio             8
 Short-Intermediate Institutional Fixed Income Portfolio              9
 Core Growth Qualified Portfolio                                     13
 Income & Growth Qualified Portfolio                                  9
 Balanced Growth Qualified Portfolio                                  9
 Worldwide Growth Qualified Portfolio                                 9
 Government Income Qualified Portfolio                                9
 Emerging Growth Qualified Portfolio                                  5
 International Growth Qualified Portfolio                             9
 Emerging Countries Qualified Portfolio                               6


Item 27.  INDEMNIFICATION.

          Article V of Registrant's Declaration of Trust, filed herewith as
Exhibit 1, provides for the indemnification of Registrant's trustees, officers, employees and agents against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office ("Disabling Conduct").

          Section 8 of Registrant's Administration Agreement, filed herewith as
Exhibit 9.1, provides for the indemnification of Registrant's Administrator against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its Disabling Conduct.
Section 9 of Registrant's Distribution Agreement, filed herewith as Exhibit 6, provides for the indemnification of Registrant's Distributor against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its Disabling Conduct. Section 4 of the Shareholder Service Agreement, filed herewith as Exhibit 9.3, provides for the indemnification of Registrant's Distributor against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its Disabling Conduct.

          Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

          Nicholas-Applegate Capital Management, the investment adviser to the Master Trust, is a California limited partnership, the general partner of which is Nicholas-Applegate Capital Management, Inc. (the "General Partner").
 During the two fiscal years ended December 31, 1995 Nicholas-Applegate Capital Management has engaged principally in the business of providing investment services to institutional and other clients. All of the additional information required by this Item 28 with respect to the Investment Adviser is set forth in the Form ADV, as amended, of Nicholas-Applegate Capital Management (File No. 801-21442), which is incorporated herein by reference.

Item 29.  PRINCIPAL UNDERWRITERS.

          (a) Nicholas-Applegate Securities does not act as a principal underwriter, depositor or investment adviser to any investment company other than Registrant.

          (b) Nicholas-Applegate Securities, the Distributor of the shares of Registrant's Portfolios, is a California limited partnership and its general partner is Nicholas-Applegate Capital Management Holdings, L.P. (the "General Partner"). Information is furnished below with respect to the officers, partners and directors of the General Partner and Nicholas-Applegate Securities. The principal business address of such persons is 600 West Broadway, 30th Floor, San Diego, California 92101, except as otherwise indicated below.


                           Positions and                 Positions and
Name and Principal         Offices with Principal        Offices with
Business Address           Underwriter                   Registrant
________________           ___________                   __________

Arthur E. Nicholas         Chairman                      None

Ashley T. Rabun            President                     Vice President

Peter J. Johnson           Vice President                Vice President

Thomas Pindelski           Chief Financial Officer       Chief Financial Officer

E. Blake Moore, Jr.        Secretary                     Secretary

Todd Spillane              Director of Compliance        None

          (c)  Not applicable.


Item 30.  LOCATION OF ACCOUNTS AND RECORDS.

          All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained either at the offices of the Registrant (600 West Broadway, 30th Floor, San Diego, California 92101); the Investment Adviser to the Trust and Master Trust, Nicholas-Applegate Capital Management (600 West Broadway, 30th Floor, San Diego, California 92101); the Administrator for the Trust and Master Trust, Investment Company Administration Corporation (4455 East Camelback Road, Suite 261-E, Phoenix, Arizona 85018); the Custodian, PNC Bank (Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania 19113); or the Transfer and Dividend Disbursing Agent, State Street Bank & Trust Company (2 Heritage Drive, 5th Floor, North Quincy, Massachusetts 02171).


Item 31.  MANAGEMENT SERVICES.

          Not Applicable.


Item 32.  UNDERTAKINGS.

          Registrant hereby undertakes that if it is requested by the holders of at least 10% of its outstanding shares to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee, it will do so and will assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

          Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on the 29th day of February, 1996. The undersigned hereby certifies that this Agreement meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.


                                        NICHOLAS-APPLEGATE MUTUAL FUNDS



                                        By John D. Wylie*
                                           -------------------------
                                           John D. Wylie
                                           President

          Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



John D. Wylie*                                              Principal Executive Officer             February 29, 1996
------------------------------
John D. Wylie

/s/ Thomas Pindelski                                        Principal Financial and                 February 29, 1996
------------------------------                              Accoounting Officer
Thomas Pindelski

Fred C. Applegate*                                          Trustee                                 February 29, 1996
------------------------------
Fred C. Applegate

Arthur B. Laffer*                                           Trustee                                 February 29, 1996
------------------------------
Arthur B. Laffer

Charles E. Young*                                           Trustee                                 February 29, 1996
------------------------------
Charles E. Young


*/s/ E. Blake Moore, Jr.
------------------------------
By:  E. Blake Moore, Jr.
     Attorney In Fact

                                   SIGNATURES


          Nicholas-Applegate Investment Trust has duly caused this Amendment to Registration Statement on Form N-1A of Nicholas-Applegate Mutual Funds to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on the 29th day of February, 1996.




                                             NICHOLAS-APPLEGATE INVESTMENT TRUST


                                             By John D. Wylie*
                                                --------------------------
                                                John D. Wylie
                                                President

          This Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



John D. Wylie*                                              Principal Financial and Accounting Officer        February 29, 1996
------------------------------
John D. Wylie

/s/ Thomas Pindelski                                        Principal Financial                               February 29, 1996
------------------------------                              and Accounting Officer
Thomas Pindelski

George F. Keane*                                            Trustee                                           February 29, 1996
------------------------------
George F. Keane

Dann V. Angeloff*                                           Trustee                                           February 29, 1996
------------------------------
Dann V. Angleoff

Walter E. Auch*                                             Trustee                                           February 29, 1996
------------------------------
Walter E. Auch

Theodore J. Coburn*                                         Trustee                                           February 29, 1996
------------------------------
Theodore J. Coburn

Darlene DeRemar*                                            Trustee                                           February 29, 1996
------------------------------
Darlene DeRemar

Arthur E. Nicholas*                                         Trustee                                           February 29, 1996
------------------------------
Arthur E. Nicholas


*/s/ E. Blake Moore, Jr.
------------------------------
By:  E. Blake Moore, Jr.
     Attorney In Fact

                                  EXHIBIT INDEX
                         NICHOLAS-APPLEGATE MUTUAL FUNDS
                               AMENDMENT NO. 30 TO
                        FORM N-1A REGISTRATION STATEMENT
                                FILE NO. 811-7428



Exhibit No.    Title of Exhibit
-----------    ----------------

  (1.1)        Certificate of Trust of Registrant (a).

  (1.2) Certificate of Amendment to Certificate of Trust of Registrant (a).

  (1.3)        Declaration of Trust of Registrant (b).

  (1.4)        Amended and Restated Declaration of Trust of
               Registrant (a).

  (1.5) Certificate of Trustees dated August 6, 1993, establishing Emerging Growth Portfolio series (c).

  (1.6) Certificate of Trustees dated December 15, 1993, establishing International Growth Portfolio series (d).

  (1.7)        Amendment No. 2 to Amended and Restated Declaration of Trust (f).

  (1.8)        Amendment No. 3 to Amended and Restated Declaration of Trust (g).

  (1.9)        Amendment No. 4 to Amended and Restated Declaration of Trust (m).

  (1.10)       Amendment No. 5 to Amended and Restated Declaration of Trust (m).

  (1.11)       Amendment No. 6 to Amended and Restated Declaration of Trust (n).

  (1.12)       Amendment No. 7 to Amended and Restated Declaration of Trust (n).

  (1.13) Form of Amendment No. 8 to Amended and Restated Declaration of Trust (o).

  (1.14) Form of Amendment No. 9 to Amended and Restated Declaration of Trust (q).

  (2)          Amended Bylaws of Registrant (i).

  (3)          None.

  (4)          None.

  (5)          None.

  (6.1) Distribution Agreement between Registrant and Nicholas-Applegate Securities dated as of April 19, 1993 (d).

Exhibit No.    Title of Exhibit
-----------    ----------------

  (6.2) Letter agreement between Registrant and Nicholas-Applegate Securities dated May 17, 1993, adding certain Institutional (formerly Qualified) Portfolio series and Emerging Growth Portfolio series to Distribution Agreement (c).

  (6.3) Letter agreement between Registrant and Nicholas-Applegate Securities dated December 15, 1993, adding International Growth Portfolio series to Distribution Agreement (d).

  (6.4) Letter agreement between Registrant and Nicholas-Applegate Securities dated April 22, 1994, adding Qualified Portfolio series to Distribution Agreement (j).

  (6.5) Letter agreement between Registrant and Nicholas-Applegate Securities, adding Emerging Countries Growth Portfolio series, Global Growth & Income Portfolio series and Mini-Cap Growth Portfolio series to Distribution Agreement (o).

  (6.6) Letter agreement between Registrant and Nicholas-Applegate Securities, adding Series B Portfolios to Distribution Agreement (o).

  (6.7) Letter agreement between Registrant and Nicholas-Applegate Securities, adding Fixed Income and Qualified Portfolio series to Distribution Agreement (o).

  (6.8) Form of letter agreement between Registrant and Nicholas-Applegate Securities, adding Value Institutional Portfolio series to Distribution Agreement (q).

  (7)          None.

  (8.1) Custodian Services Agreement between Registrant and PNC Bank dated as of April 1, 1993 (d).

  (8.2) Letter agreement between Registrant and PNC Bank dated July 19, 1993, adding certain Institutional (formerly Qualified) Portfolio series to Custodian Services Agreement (d).

  (8.3) Letter agreement between Registrant and PNC Bank dated August 20, 1993, adding Emerging Growth Portfolio series to Custodian Services Agreement (c).

  (8.4)        Letter agreement between Registrant and PNC Bank dated
               December 15, 1993, adding International Growth Portfolio series to Custodian Services Agreement (d).

  (8.5) Letter agreement between Registrant and PNC Bank dated April 22, 1994, adding Core Growth Qualified Portfolio series to Custodian Services Agreement (d).

  (8.6) Form of letter agreement between Registrant and PNC Bank, adding Emerging Countries Growth Portfolio series, Global Growth Income Portfolio series and Mini-Cap Growth Portfolio series to Custodian Agreement (l).

Exhibit No.    Title of Exhibit
-----------    ----------------

  (8.7) Form of letter agreement between Registrant and PNC Bank, adding Series B Portfolios to Custodian
               Agreement (n).

  (8.8) Form of letter agreement between Registrant and PNC Bank, adding Fixed Income Portfolio series to
               Custodian Agreement (n).

  (8.9) Form of letter agreement between Registrant and PNC Bank adding Value Institutional Portfolio series to Custodian Agreement (q).

  (9.1)        Administration Agreement between Registrant and
               Investment Company Administration Corporation dated as of April 1, 1993 (d).

  (9.2) Amendments to Administration agreement between Registrant and Investment Company Administration
               Corporation dated July 1993 and January 1994 (d).

  (9.3)        Transfer Agency and Service Agreement between
               Registrant and State Street Bank and Trust Company dated as of April 1, 1993 (d).

  (9.4) Letter agreement between Registrant and State Street Bank and Trust Company dated July 19, 1993, adding certain Institutional (formerly Qualified) Portfolio series to Transfer Agency and Service Agreement (d).

  (9.5) Letter agreement between Registrant and State Street Bank and Trust Company dated August 20, 1993, adding Emerging Growth Portfolio Series to Transfer Agency and Service Agreement (d).

  (9.6) Letter agreement between Registrant and State Street Bank and Trust Company dated December 15, 1993, adding International Growth Portfolio series to Transfer Agency and Service Agreement (d).

  (9.7) Letter agreement between Registrant and State Street Bank and Trust Company dated April 22, 1994, adding Core Growth Qualified Portfolio series to Transfer Agency and Service Agreement
               (d).

  (9.8) Letter agreement between Registrant and State Street Bank and Trust Company, adding Emerging Countries Growth Portfolio series, Global Growth Income Portfolio series and Mini-Cap Growth Portfolio series to Transfer Agency and Service Agreement (o).

  (9.9)        Letter agreement between Registrant and State
               Street Bank and Trust Company, adding Series B
               Portfolios to Transfer Agency and Service
               Agreement (o).

  (9.10) Form of letter agreement between Registrant and State Street Bank and Trust Company, adding Fixed
               Income Portfolio series to Transfer Agency and
               Service Agreement (n).

  (9.11) Form of letter agreement between Registrant and State Street Bank and Trust Company, adding Value
               Institutional Portfolio series to Transfer Agency and Service Agreement (q).

Exhibit No.    Title of Exhibit
-----------    ----------------

  (9.12)       Shareholder Service Plan between Registrant and
               Nicholas-Applegate Securities (a).

  (9.13) License Agreement dated as of December 17, 1992, between Registrant and Nicholas-Applegate Capital
               Management (d).

  (9.14) Accounting Services Agreement between Registrant and PFPC Inc. dated as of April 1, 1993 (d).

  (9.15)       Letter agreement between Registrant and PFPC Inc.
               dated July 19, 1993, adding certain Institutional
               (formerly Qualified) Portfolio series to
               Accounting Services Agreement (d).

  (9.16)       Letter agreement between Registrant and PFPC Inc.
               dated August 20, 1993, adding Emerging Growth
               Portfolio series to Accounting Services Agreement
               (d).

  (9.17)       Letter agreement between Registrant and PFPC Inc.
               dated December 15, 1993, adding International
               Growth Portfolio series to Accounting Services
               Agreement (d).

  (9.18)       Letter agreement between Registrant and PFPC Inc.
               dated April 22, 1994, adding Core Growth Qualified
               Portfolio series to Accounting Services Agreement
               (d).

  (9.19) Letter agreement between Registrant and PFPC Inc., adding Emerging Countries Growth Portfolio series, Global Growth Income Portfolio series and Mini-Cap Growth Portfolio series to Accounting Services Agreement (o).

  (9.20) Form of letter agreement between Registrant and PFPC Inc., adding Series B Portfolios to
               Accounting Services Agreement (n).

  (9.21) Form of letter agreement between Registrant and PFPC Inc., adding Fixed Income Portfolio series to
               Accounting Services Agreement (n).

  (9.22) Form of letter agreement between Registrant and PFPC, Inc. adding Value Institutional Portfolio series to Accounting Services Agreement (q).

  (9.23)       Letter agreement between Registrant and Nicholas-
               Applegate Capital Management dated September 27,
               1993 regarding expense reimbursements (c).

  (9.24) Letter agreement between Registrant and Nicholas-Applegate Capital Management dated December 15, 1993, adding International Growth Portfolio series to agreement regarding expense reimbursements (d).

  (9.25)       Letter agreement between Registrant and Nicholas-
               Applegate Capital Management dated April 22, 1994, adding Qualified Portfolio series to agreement regarding expense reimbursements (j).

  (9.26)       Letter agreement between Registrant and Nicholas-
               Applegate Capital Management, adding Emerging
               Growth Institutional Portfolio

Exhibit No.    Title of Exhibit
-----------    ----------------

               series, Global Growth Income Portfolio series and Mini-Cap Growth Portfolio series to agreement regarding expense reimbursements
               (o).

  (9.27)       Letter agreement between Registrant and Nicholas-
               Applegate Capital Management, adding Series B
               Portfolios to agreement regarding expense reimbursement (o).

  (9.28)       Letter agreement between Registrant and Nicholas-
               Applegate Capital Management, adding Qualified and
               Fixed Income Portfolio series to agreement regarding expense reimbursement (o).

  (9.29)       Letter agreement between Registrant and Nicholas-
               Applegate Capital Management revising expense reimbursement agreement with respect to Government
               Income Portfolios (o).

  (9.30) Form of letter agreement between Registrant and Nicholas-Applegate Capital Management, adding
               Value Institutional Portfolio series to agreement regarding expense reimbursement (q).

  (10)         Opinion of Counsel (a).


  (11)         Consent of Independent Accountants.


  (12)         Not applicable.

  (13) Investment Letter of initial investor in Registrant dated
               April 1, 1993 (d).

  (14.1)       IRA Plan Materials (d).

  (14.2)       401(k) Profit-Sharing Plan Materials (d).

  (15)         Amended Distribution Plan of Registrant (o).

  (16)         Schedule of Computation of Performance Quotations
               (c).

  (17.1)       Limited Powers of Attorney of Trustees (d).

  (17.2)       Limited Power of Attorney of Walter E. Auch (k).

  (17.3)       Limited Power of Attorney of John D. Wylie (p).

__________________________

(a) Filed as an Exhibit to Amendment No. 1 to Registrant's Form N-1A Registration Statement on March 15, 1993 and incorporated herein by reference.

(b) Filed as an Exhibit to Registrant's Form N-1A Registration Statement on December 21, 1992 and incorporated herein by reference.

(c) Filed as an Exhibit to Amendment No. 6 to Registrant's Form N-1A Registration Statement on November 1, 1993 and incorporated herein by reference.

Exhibit No.    Title of Exhibit
-----------    ----------------

(d) Filed as an Exhibit to Amendment No. 12 to Registrant's Form N-1A Registration Statement on August 1, 1994 and incorporated herein by reference.

(e) Filed as an Exhibit to Amendment No. 7 to Registrant's Form N-1A Registration Statement on December 20, 1993 and incorporated herein by reference.

(f) Filed as an Exhibit to Amendment No. 8 to Registrant's Form N-1A Registration Statement on February 22, 1994 and incorporated herein by reference.

(g) Filed as an Exhibit to Amendment No. 9 to Registrant's form N-1A Registration Statement on February 22, 1994 and incorporated herein by reference.

(h) Filed as an Exhibit to Amendment No. 15 to Registrant's Form N-1A Registration Statement on September 26, 1994 and incorporated herein by reference.

(i) Filed as an Exhibit to Amendment No. 2 to Registrant's Form N-1A Registration Statement on April 5, 1993 and incorporated herein by reference.

(j) Filed as an Exhibit to Amendment No. 11 to Registrant's Form N-1A Registration Statement on July 6, 1994 and incorporated herein by reference.

(k) Filed as an Exhibit to Amendment No. 14 to Registrant's Form N-1A Registration Statement on September 26, 1994 and incorporated herein by reference.

(l) Filed as an Exhibit to Amendment No. 16 to Registrant's Form N-1A Registration Statement on October 26, 1994 and incorporated herein by reference.

(m) Filed as an Exhibit to Amendment No. 20 to Registrant's Form N-1A Registration Statement on December 30, 1994 and incorporated herein by reference.

(n) Filed as an Exhibit to Amendment No. 22 to Registrant's Form N-1A Registration Statement on May 22, 1995 and incorporated herein by reference.

(o) Filed as an Exhibit to Amendment No. 23 to Registrant's Form N-1A Registration Statement on July 12, 1995 and incorporated herein by reference.

(p) Filed as an Exhibit to Amendment No. 27 to Registrant's Form N-1A Registration Statement on January 19, 1996 and incorporated herein by reference.

(q) Filed as an Exhibit to Amendment No. 28 to Registrant's Form N-1A Registration Statement on January 19, 1996 and incorporated herein by reference.